UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
___________________________
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☐    Soliciting Material under § 240.14a-12
SEAGEN INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Seagen®

GREG, ADCETRIS PATIENT

Notice of 2023 Annual Meeting & Proxy Statement

Annual Meeting:

Wednesday, May 31, 2023

11:00 a.m. Pacific Time

Virtual Meeting Site:

www.virtualshareholdermeeting.com/SGEN2023

Who We Are

Our Vision
Improving and extending the lives of people with cancer
through innovative targeted therapies.
Our Mission
Seagen discovers, develops, manufactures, and commercializes targeted cancer therapeutics with antibody-drug conjugates at our core.
Our Values

PASSION FOR HELPING PATIENTS	INNOVATION
Revolutionizing therapy for people living with cancer	Entrepreneurial spirit advances breakthrough therapies

INTEGRITY	DIVERSITY, TEAMWORK, AND MUTUAL RESPECT
Honesty, respect, and trust guide us	Shared dedication and diverse perspectives drive successful collaborations

SCIENTIFIC EXCELLENCE	GREAT WORK ENVIRONMENT
Premier science empowers our passion	By working together to our full potential, we make a real difference in the world

Commercial Products

tivdak®

tisotumab vedotin-tftv

for injection 40 mg

2023 Notice of Annual Meeting of Shareholders

DATE AND TIME	LOCATION	WHO CAN VOTE
May 31, 2023 11:00 a.m. Pacific time Online check-in will begin at 10:45 a.m. Pacific time	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2023	Shareholders as of April 3, 2023 are entitled to vote
Meeting Agenda

Proposals	Board Vote Recommendation	For Further Details
1. Elect the three nominees for Class I director named in the accompanying proxy statement to hold office until Seagen’s 2026 Annual Meeting of Shareholders	FOR each director nominee	Page 21
2. Approve, on an advisory basis, the compensation of Seagen’s named executive officers as disclosed in the accompanying proxy statement	FOR	Page 49
3. Indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of Seagen’s named executive officers	“1 Year”	Page 50
4. Approve the amendment and restatement of the Seagen Inc. Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares	FOR	Page 119
5. Ratify the appointment of PricewaterhouseCoopers LLP as Seagen’s independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	Page 132

Shareholders will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. You can find more information about each of these items, including the nominees for directors, in the accompanying proxy statement. On or about April 19, 2023, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet or by telephone and how to receive a paper copy of our proxy materials.

By Order of the Board of Directors,
Jean I. Liu Corporate Secretary April 19, 2023
VOTING METHODS
Your vote is very important to us. Whether or not you expect to attend the Annual Meeting online, please ensure your representation and the presence of a quorum at the Annual Meeting by voting via one of the methods listed below, as promptly as possible. If you are a shareholder of record as of the record date, you may vote via any of the following methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL-FREE: 1-800-690-6903	MAIL SIGNED PROXY CARD Using the Provided Postage-Paid Envelope
ATTENDING THE MEETING
To attend the Annual Meeting, access the meeting center at www.virtualshareholdermeeting.com/SGEN2023 and enter the 16-digit control number from your proxy card or Notice of Internet Availability of Proxy Materials.
YOUR VOTE IS IMPORTANT TO US. PLEASE EXERCISE YOUR SHAREHOLDER RIGHT TO VOTE
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 31, 2023: The proxy statement and annual report to shareholders are available at www.proxyvote.com.

2023 PROXY STATEMENT	3

4

Certain Defined Terms
In this Proxy Statement:
•“We,” “us,” “our,” the “Company” and “Seagen” refer to Seagen Inc. and its wholly-owned subsidiaries on a consolidated basis;
•“Annual Meeting” means our 2023 Annual Meeting of Shareholders;
•“Board of Directors” or “Board” means our Board of Directors;
•“Compensation Committee” means our Compensation and Management Development Committee;
•“Governance Committee” means our Nominating and Corporate Governance Committee; and
•“SEC” means the Securities and Exchange Commission.
Neither our Corporate Responsibility Report nor any other information contained on our website is incorporated by reference into this Proxy Statement or any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

2023 PROXY STATEMENT	5

Message from the Chief Executive Officer

Dear Shareholders:
2022 was an exceptional year for Seagen with remarkable commercial execution and multiple regulatory and clinical achievements that have set the stage for continued growth in 2023. I am honored to have become the CEO and to work with our team to further deliver on Seagen’s purpose to improve and extend the lives of people living with cancer. In 2022, we delivered growth across our oncology product portfolio with net products sales reaching a record $1.7 billion driven by strong demand of our innovative medicines. ADCETRIS® continued to grow more than a decade after its first approved indication, fueled in part by a demonstrated overall survival benefit in frontline advanced Hodgkin lymphoma as well as a new indication to treat pediatric patients. PADCEV® annual growth of greater than 30% reflects its position as standard of care therapy in previously treated metastatic urothelial cancer. Importantly, in April 2023, the Food and Drug Administration, or FDA, granted PADCEV® (enfortumab vedotin-ejfv) with KEYTRUDA® (pembrolizumab) accelerated approval in the United States as a combination therapy for the treatment of adult patients with locally advanced or metastatic urothelial cancer who are not eligible to receive cisplatin-containing chemotherapy. TUKYSA® exhibited modest growth even in the face of competitive headwinds as an important therapy for previously treated HER2-positive metastatic breast cancer, especially for patients who have active brain metastases. In early 2023, we received accelerated approval of TUKYSA for previously treated RAS wild-type HER2-positive metastatic colorectal cancer in the United States, which is the first FDA-approved treatment of a HER2 directed therapy in this disease. Finally, TIVDAK® in its first full year since launch had meaningful adoption, as an important treatment option for women with previously treated metastatic cervical cancer. We believe these medicines have still more potential in not yet labelled indications for other cancers and during 2023 and beyond important clinical trials will provide data and new registration opportunities.
Looking ahead, we are focused on three strategic pillars. The first is to optimize the full potential of our commercial portfolio. The second is to prioritize the clinical development of assets that we believe will have the most transformational impact on patients and our business. The third is to advance innovative next-generation antibody-drug conjugate, or ADC, technologies to empower our pipeline for the future. Our company has a compelling growth opportunity ahead even as the field of oncology becomes more competitive and global scale becomes an important driver of success.
As previously disclosed on March 13, 2023, we announced that we agreed to be acquired by Pfizer Inc., or Pfizer. Pfizer shares our steadfast commitment to patients, and brings the scale and capabilities we would ourself need to build on our own. This combination is a testament to the passion, dedication and talent of our team to achieve our mission to discover, develop, manufacture and commercialize targeted cancer therapeutics with antibody-drug conjugates at our core. The proposed deal with Pfizer is the right next step for us to further our strategy. This compelling transaction will deliver significant and immediate value to our shareholders and provide new opportunities for our colleagues as part of a larger science-driven, patient-centric, global company.
We will steadfastly advance a pipeline of differentiated drug candidates prioritizing resources on those assets that we believe have transformative potential. We are now progressing more than a dozen clinical-stage programs, inclusive of our commercial portfolio, targeting both solid tumors and hematologic malignancies.

6

MESSAGE FROM THE CHIEF EXECUTIVE OFFICER
Our continued investment in research and development is a key part of our strategy. In line with our strategy, we are developing next-generation ADC technologies that are important to remain a leader in this space.
Seagen remains committed to operating responsibly by furthering our environmental, social and governance, or ESG, initiatives. We are focused on fostering diversity, equity and inclusion, or DEI, because we believe it is important to drive innovation and provide a positive work environment that fosters diversity of thought and patient focused teamwork. We strive to build a workforce that is representative of the people we serve, and to build an inclusive culture, which puts high quality science and cancer patients first and allows our people to fully contribute to our mission. Enrolling diverse populations is a priority in our clinical trials, as well as in our leadership up to the highest level, including our Board of Directors. Our latest Corporate Responsibility Report includes a 2025 target for filling U.S. roles with underrepresented people and a 2025 target for the percent of leadership roles filled by women. The report provides a comprehensive overview of our ESG priorities, achievements, and future commitments.
Over the past year, we have continued our proactive shareholder engagement activities focused on corporate governance, executive compensation, and social topics. These discussions and the feedback we received from investors have provided valuable information for senior management and our Board of Directors.
We hope that you will participate in the Annual Meeting because your vote is important. The notice of our Annual Meeting contains details of the business to be conducted at the meeting, as well as information regarding how to vote.

Sincerely,
David R. Epstein Chief Executive Officer April 19, 2023

2023 PROXY STATEMENT	7

Corporate Highlights

Company Overview
Seagen is a biotechnology company that develops and commercializes targeted therapies to treat cancer. We are commercializing ADCETRIS, or brentuximab vedotin, for the treatment of certain CD30-expressing lymphomas, PADCEV, or enfortumab vedotin-ejfv, for the treatment of certain metastatic urothelial cancers, TUKYSA, or tucatinib, for the treatment of certain metastatic HER2-positive breast and colorectal cancers, and TIVDAK, or tisotumab vedotin-tftv, for the treatment of certain metastatic cervical cancers. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS, PADCEV and TIVDAK, are based on our ADC technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

Targeted Therapies to Treat Cancer	4 medicines	18+ programs
approved reaching patients globally	in clinical development planned by the end of 2023

Research and Development	40	1,935
countries in which we are conducting clinical trials	patients enrolled in Seagen sponsored studies as of December 31, 2022

Accessible Medicine	120,000+	6,300+
patients treated with Seagen medications worldwide to date	patients supported by Seagen Secure across our portfolio since the program launched in 2011 through the end of 2022

Financial	$1.7B	$2.0B	23%
2022 net product sales	2022 total revenues	YoY increase in net product sales in 2022 compared to 2021

Employees Driving Innovation	3,200+	~200
employees with approximately 62% contributing to research and development and supply chain management activities as of December 31, 2022	professional and career development classes offered in 2022

Expanding Internationally	17	75+
countries with commercial presence	countries where Seagen’s products have received approval

Focused on Corporate Responsibility	Published Second Annual Corporate Responsibility Report
providing a comprehensive overview of environment, social, and governance priorities, achievements, and future commitments

8

CORPORATE HIGHLIGHTS
Our Strategy
Our strategy is to become a leading global oncology company developing and marketing targeted therapies for cancer with ADCs at our core. Key elements of our strategy are to maximize the potential of our approved medicines through successful commercial execution, expand the number of patients eligible to receive our medicines by securing approvals of our commercial products in other countries, conduct clinical trials designed to support additional labels for our products, and develop new first-in-class or best-in-class medicines. We seek to commercialize our products either on our own as we expand our operations globally or through commercial partnerships. We are deploying our internal research, clinical, development, regulatory and manufacturing expertise to advance and expand our deep pipeline of drug candidates aimed at gaining new product approvals. We conduct internal research directed at identifying novel antigen targets, monoclonal antibodies and other targeting molecules, creating new antibody engineering techniques and developing new classes of stable linkers and cell-killing agents in support of our continued ADC innovation. In addition, we supplement these internal efforts by acquiring or in-licensing products, innovative product candidates and technologies from biotechnology and pharmaceutical companies and academic institutions.
Acquisition by Pfizer
As previously disclosed, on March 13, 2023, the Company announced it had entered into an Agreement and Plan of Merger, or the Merger Agreement, with Pfizer and Aris Merger Sub, Inc., a wholly owned subsidiary of Pfizer, or Merger Sub, pursuant to which Merger Sub will be merged with and into the Company, or the Merger, with the Company surviving the Merger as a wholly owned subsidiary of Pfizer. A description of the terms of the Merger Agreement is set forth in the Company’s Current Report on Form 8-K, filed with the SEC on March 13, 2023.
In connection with the proposed transaction, the Company has filed a preliminary proxy statement with the SEC and will be filing additional documents with the SEC, including a definitive proxy statement relating to the special meeting regarding the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed transaction. This annual meeting proxy statement is not a substitute for the special meeting proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE SPECIAL MEETING PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE SPECIAL MEETING PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s special shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s special meeting proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investor.seagen.com.
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information about Seagen’s directors and executive officers is set forth in this annual meeting proxy statement. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s special meeting proxy statement relating to the proposed transaction when it becomes available.

2023 PROXY STATEMENT	9

CORPORATE HIGHLIGHTS
Business Highlights
In 2022, Seagen achieved multiple important business, regulatory and development milestones, despite significant challenges. We reported total revenues of $2.0 billion including a 23% annual increase in net product sales to $1.7 billion driven by strong demand for our portfolio of approved products. PADCEV and ADCETRIS had significant double-digit percentage growth in 2022 compared to 2021, while more modest growth was realized for TUKYSA due to competitive headwinds. TIVDAK had meaningful adoption in its first full year of availability.
We are focused on optimizing the full potential of our commercial portfolio. Our development efforts are designed to expand our approved products beyond their current indications and support additional global approvals. In 2022, we made significant progress clinically with our commercial products reporting positive results for multiple pivotal trials that have resulted in three U.S. product label expansions. This included the approval of a seventh labeled indication for ADCETRIS in children with advanced Hodgkin lymphoma and, in early 2023, accelerated approval of TUKYSA for previously treated RAS wild-type HER2-positive metastatic colorectal cancer, the first FDA approved treatment directed at HER2 for patients with this type of cancer.*
Further, in April 2023, the FDA granted PADCEV with KEYTRUDA accelerated approval in the U.S. as a combination therapy for the treatment of adult patients with locally advanced or metastatic urothelial cancer who are not eligible to receive cisplatin-containing chemotherapy.** We believe this has the potential to be a meaningful growth driver for the brand in the U.S. Additionally, we completed enrollment in a phase 3 clinical trial for PADCEV in first-line metastatic urothelial cancer targeting a broader patient population which could potentially serve to expand its use in the U.S. and serve as a basis for global approvals.
We have also worked to broaden our commercial infrastructure outside of the U.S., and we now have a presence in 17 countries while utilizing strategic partnerships to deliver our medicines to patients in need around the world.
In 2022, PADCEV received approval in the European Union and other countries. We are expecting product launches in additional countries during 2023.

TOTAL REVENUES(1) $2.0B in 2022

NET PRODUCT SALES Dollars in Millions

COMMERCIAL PRODUCTS

	CUMULATIVE TOTAL SHAREHOLDER RETURN as of December 31, 2022
	1-YEAR	3-YEAR	5-YEAR
Seagen	(17)%	12%	140%
Nasdaq Biotechnology Index(3)	(10)%	14%	30%
(1)Includes net product sales, royalty revenues and collaboration and license agreement revenues.
(2)Nasdaq Biotechnology Index reflects total returns including stock price appreciation and reinvested dividends.
*    Continued approval for TUKYSA in this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.
**    Continued approval for PADCEV with KEYTRUDA in this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.

10

CORPORATE HIGHLIGHTS
We are making significant investments in our pipeline and new technologies that we believe are important to ensuring long-term growth. During 2022, we expanded our pipeline and now expect that by the end of 2023 we will be advancing 18 clinical-stage programs in areas of high unmet need. These programs target an array of solid tumors and blood cancers and employ our industry-leading ADC technologies as well as other targeting modalities. We continue to enter into agreements to access new assets that are complementary to our expertise. In 2022, we secured global rights to an exciting bispecific T-cell engager for solid tumors and entered into a collaboration with Sanofi for the development of multiple novel ADCs.
We expect numerous important milestones in 2023, including data readouts across our commercial portfolio which could potentially expand these products’ labels. In addition to reporting data across our portfolio we will continue with planned launches of our products in countries outside of the U.S. Additionally, we expect to report data and initiate several important clinical trials for our pipeline assets as well as continuing to advance our innovative technologies for the long-term.
Corporate Responsibility
Corporate responsibility and sustainability are important to us and to our Board. The Governance Committee is responsible for oversight of our environmental and social initiatives. We are committed to developing transformative medicines for patients with cancer in a socially responsible and sustainable manner. In 2022, we published our second annual Corporate Responsibility Report wherein we expanded on the comprehensive overview of environmental, social, and governance priorities, achievements and commitments outlined in our inaugural report. Seagen’s ESG Committee comprises a broad group of subject matter experts from across the company who worked as a team to create and deliver this report and are overseen by Seagen’s executive team, led by our CEO. The team helps the company to prioritize relevant ESG goals and metrics and facilitates alignment with the Board of Directors on the strategy and execution of ESG activities. Select highlights are included below. For further detail please see our Corporate Responsibility Report available on our website at www.seagen.com/who-we-are/corporate-responsibility.
Diversity, Equity and Inclusion
The Compensation Committee is responsible for oversight of our human capital management practices and policies, including our diversity and inclusion initiatives. At Seagen, we are proud to embrace the diversity of individual perspectives, backgrounds, and experiences our employees bring to work every day. Fostering DEI is crucial to our ability to discover, develop, and deliver transformative therapies to people with cancer. We continuously strive to build a workforce representative of the people we serve and to nurture an inclusive culture where all voices are welcomed, heard, and respected.

2023 PROXY STATEMENT	11

CORPORATE HIGHLIGHTS
Workforce and Leadership Diversity
(As of the end of 2022)
GENDER DIVERSITY
RACIAL OR ETHNIC DIVERSITY
58%
of our global workforce
were women

36%
of our U.S. workforce were racially or ethnically diverse

41%
of our leadership (at the executive director level and above) were women

32%
of our U.S. leadership (at the executive director level and above) were racially or ethnically diverse
In 2021 and 2022, our executive management took the following steps to advance our progress toward improving DEI at Seagen:
•Established a DEI Executive Council to reinforce DEI as a key part of our culture, embed DEI across our company, and guide our efforts.
•Furthered our commitment to DEI by establishing a set of DEI targets to help us promote a culture that includes all employees, builds a diverse workforce, and develops inclusive and accountable leaders. We aim to increase the percentage of U.S. roles filled by underrepresented people and the percentage of leadership roles filled by women.
•Approved almost 20 initiatives in 2022 that are intended to support our DEI 2025 targets. Some of our DEI goals included hiring, developing, and retaining a diverse workforce globally and making progress toward our 2025 DEI targets.
•Added a requirement in 2022 for all employees to complete two workshops on ally skills and preventing discrimination and harassment. As of July 2022, over 1,000 employees have completed the ally skills training. A new training program was also launched focusing on recognizing and mitigating unconscious bias.
•Publicly disclosed our pay gap analysis in 2022. After factoring in level, performance, country, criticality of role, and time in role, our regression analyses found base salaries for female and minority employees were statistically the same as male and Caucasian employees. We are proud of the actions we have taken to achieve fair, equitable, and performance-based pay for employees.
•We continued to build on our employee resource network, or ERN, programs and always aim to uplift our employees.
Please see “Current Directors and Nominees for the Board of Directors—Director Nomination Process—Criteria for Board Membership” in this proxy statement for information on the diversity of our Board and our policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of director nominee searches.

12

CORPORATE HIGHLIGHTS
Diversity in Clinical Trials
Diversity, equity and inclusion are also priorities in the way we design and conduct clinical trials. We established INDEPTH (Increasing Diverse Participation in Clinical Trials and Healthcare), a cross-functional working group dedicated to increasing the representation of diverse populations in our clinical trial research. Through this effort we have made significant progress toward increasing the percentage of non-white participants in our clinical trials from 18% prior to 2021 to 32% in 2022. We are working to continue to achieve a significant increase from our pre-2021 baseline in diverse participants in clinical trials and for enrollment in Seagen trials to reach a level of representation that aligns with disease demographics, with a focus on communities who have been historically underrepresented.
Patient and Community Care
We are dedicated to providing cancer patients access to our medicines and education about their disease. We continue to support the community both locally and through nonprofits that are dedicated to patients and advancing research.

Community Outreach	70 patient advocacy organizations supported in our areas of cancer research and development in 2022	110+ patient and caregiver programs sponsored in 2022

Environmental Stewardship
As we grow, we are striving to limit our environmental impact and operate in an increasingly sustainable manner.

Environmental	85%	(1)
of our Bothell HQ’s energy mix is renewable

(1)Reflects the 2020 energy mix of our utility supplier where our headquarters and campus are located based on the provider’s 2019 disclosure.
Cybersecurity
Seagen is committed to adhering to stringent data privacy regulations. In 2021, Seagen’s Information Security Management Systems (ISMS) Program achieved Tier 3 certification of the National Institute of Standards and Technology (NIST) Cybersecurity Framework. In 2022, we achieved ISO 27001 certification.

2023 PROXY STATEMENT	13

Proxy Statement Summary

The following summary highlights certain information contained elsewhere in this proxy statement and does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
2023 Annual Meeting Information

DATE AND TIME May 31, 2023 11:00 a.m. Pacific time	LOCATION The Annual Meeting will be held online at www.virtualshareholdermeeting.com/ SGEN2023	WHO CAN VOTE Shareholders as of April 3, 2023 are entitled to vote

Meeting Agenda

Proposals		Board Vote Recommendation	For Further Details

PROPOSAL NO. 1	Election of Class I directors	FOR each director nominee	Page 21

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 49

PROPOSAL NO. 3	Advisory vote on the preferred frequency of shareholder advisory votes on the compensation of our named executive officers	“1 year”	Page 50

PROPOSAL NO. 4	Approval of the amendment and restatement of our Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares	FOR	Page 119

PROPOSAL NO. 5	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm	FOR	Page 132

Our proxy materials, which include this proxy statement and our 2022 annual report, are first being mailed or made available to shareholders on or about April 19, 2023.

14

PROXY STATEMENT SUMMARY
Governance Highlights
Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. We highlight some of our corporate governance practices below.

Board Independence and Composition	Sound Governance Policies and Practices

•Number of directors: 9
•Separate Chair of the Board and Chief Executive Officer
•89% of directors are independent
•100% independent audit, compensation and management development, and nominating and corporate governance committees
•Board and committees may engage outside advisors independent of management
•“Rooney Rule” policy to instruct third-party search firms to include diverse candidates in director candidate pools
•Corporate governance guidelines formalize policy of considering diversity of race, ethnicity, gender, age and sexual orientation in selecting director nominees

•Annual Board self-evaluations
•Corporate governance guidelines
•Majority voting in uncontested elections
•Director resignation policy if a nominee receives a greater number of votes “against” his or her election than votes “for” such election then such director will submit their offer of resignation for consideration
•All employees, officers and directors must adhere to a Code of Conduct and Business Ethics
•Active shareholder engagement program

2023 PROXY STATEMENT	15

PROXY STATEMENT SUMMARY
Continuing Directors and Nominees Snapshot
The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of April 19, 2023, and certain other information about them are set forth below. For more detailed information about the background of each of our directors, please see “Current Directors and Nominees for the Board of Directors,” below.

			Committee
Director Nominee	Director Since	Term Expires	Audit	Compensation	Nominating & Corporate Governance
David W. Gryska, 67 Former Executive Vice President and Chief Financial Officer of Incyte Corporation	2005	2023
John A. Orwin, 58 President and Chief Executive Officer of Atreca, Inc.	2014	2023
Alpna H. Seth, Ph.D., 59 Former Chief Executive Officer and President of Nura Bio Inc. (formerly Proneurotech Inc.)	2018	2023
Director
Felix J. Baker, Ph.D. Chair of the Board, 54 Founder and Co-Managing Member of Baker Bros. Advisors LP	2003	2024
David R. Epstein, 61 Chief Executive Officer of Seagen Inc.	2022	2024
Ted W. Love, M.D., 64 Former President and Chief Executive Officer of Global Blood Therapeutics, Inc.	2020	2025
Nancy A. Simonian, M.D., 62 Chief Executive Officer of Syros Pharmaceuticals, Inc.	2012	2024
Sandra M. Swain, M.D., 68 Associate Dean for Research Development and Professor of Medicine at the Georgetown University Medical Center	2022	2025
Daniel G. Welch, 65 Former Executive Partner, Sofinnova Ventures	2007	2025

Committee Chair	Committee Member

16

PROXY STATEMENT SUMMARY
Board Composition
We believe effective oversight comes from a Board of Directors with diverse perspectives and a broad range of experience. As the charts below illustrate, our current board members have a broad set of skills and experience to facilitate strong oversight and provide strategic direction to our business.
INDEPENDENCE

89% Independent
TENURE
Average tenure of 9.2 years

■ 4 directors 0-6 years	■ 2 directors 16+ years
■ 3 directors 7-15 years
GENDER DIVERSITY

33% Women
ETHNIC DIVERSITY

22% Diverse
BOARD SKILLS AND EXPERIENCE
out of 9 current directors and nominees
7/9
CEO/CFO/COO LEADERSHIP
8/9
FINANCIAL /ACCOUNTING
6/9
SCIENTIFIC
9/9
HEALTHCARE INDUSTRY
7/9
REGULATORY
8/9
BUSINESS STRATEGY / OPERATIONS
8/9
PUBLIC COMPANY GOVERNANCE
8/9
CAPITAL MARKETS EXPERIENCE

2023 PROXY STATEMENT	17

PROXY STATEMENT SUMMARY
Shareholder Engagement
In 2022, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the 2022 Annual Meeting of Shareholders and at various other times throughout the year. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments, as well as our Chief Financial Officer. Our Independent Chair of the Board also participated in several of these meetings. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2022 Shareholder Engagement Effort	We reached out to investors representing approximately 68% of our outstanding shares as of September 30, 2022.		Of the shareholders we reached out to, we engaged in discussions with all that responded, representing approximately 61% of our outstanding shares as of September 30, 2022.

Shareholder Feedback	In 2022, these discussions covered a wide range of topics, including:

	•diversity, equity and inclusion and human capital management	•corporate responsibility	•director commitments	•executive compensation	•executive leadership transition

Outcomes of Engagement
The feedback from discussions with shareholders led to changes in 2022 to our corporate governance practices and disclosures, as described below.
•Updated Governance Committee charter to include responsibility for overseeing environmental and social initiatives.
•Updated Compensation Committee charter to include reviewing and discussing with the Board succession and development planning for the CEO and other executives.
•Separated the roles of CEO and Chair of the Board.
•In recognition of shareholder feedback about director board commitments, Dr. Baker reduced the total number of public company boards on which he serves to four, including our Board. In addition, the number of public company boards on which Dr. Love serves decreased to two including our Board. Further, Mr. Epstein has committed to reduce the number of public company boards on which he serves to two including our Board by July 1, 2023 and Mr. Orwin has informed us of his intent to reduce the number of public company boards on which he serves to no more than two including our Board by December 31, 2023.
•Enhanced our disclosures relating to environment, social and governance matters through the publication of our updated Corporate Responsibility Report, which is accessible through the Seagen website.
•As part of our annual equity grant process in August 2022, the equity grants for our named executive officers consisted of approximately 40% PSUs and 60% RSU awards, compared to 20% PSUs, 40% RSUs, and 40% options in 2021.

18

PROXY STATEMENT SUMMARY
2022 Compensation Highlights
We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests. For more detailed information, please see the discussion under “Compensation Discussion and Analysis—Executive Summary—Our Executive Compensation Practices.”

What We Do	What We Don’t Do

  Pay for Performance
  Significant Portion of Compensation is at Risk
  Double-Trigger Vesting
  Independent Compensation Committee
  Independent Compensation Advisor Reports Directly to the Compensation Committee
  Annual Market Review of Executive Compensation

  Stock Ownership Guidelines for Directors and Executive Officers
  Multi-Year Vesting Requirements
  Annual Say-on-Pay Vote
  Active Shareholder Engagement Program
  Clawback Policy
  Cap on Annual Cash Bonuses
  Minimize Inappropriate Risk Taking
  Competitive Peer Group
No Special Health or Welfare Benefits for Executives No Hedging or Pledging of Our Stock Permitted No Stock Option Repricing Without Shareholder Approval

2022 CEO Transition
In November 2022, our Board of Directors appointed David R. Epstein as Chief Executive Officer and as a member of our Board of Directors after conducting a thoughtful and comprehensive search process. Mr. Epstein brings more than 30 years of experience in the biopharmaceutical industry, including more than 25 years at Novartis, where he built its oncology business unit from initiation to second largest in the world and then served as CEO of Novartis Pharmaceuticals, a division of Novartis AG. More recently, he was an executive partner at Flagship Pioneering, a firm that builds first-in-category bioplatform companies.
Roger D. Dansey, M.D., who has served as our Chief Medical Officer since 2018, acted as Interim Chief Executive Officer following the departure of Clay B. Siegall, Ph.D., in May 2022 until Mr. Epstein’s appointment. At the time of Mr. Epstein’s appointment, Dr. Dansey was appointed President, Research and Development and Chief Medical Officer.
New CEO Compensation
Base Salary
•$1,500,000 annualized base salary effective upon employment ($190,385 actually paid in 2022)
•Base salary was determined based on Mr. Epstein’s capabilities and experience
Annual Bonus
•Target bonus 150% of base salary
•Mr. Epstein was not eligible for a 2022 bonus because he joined Seagen after the applicable cutoff date
New Hire Equity Awards
•Time-based RSUs with a target award value of $14,000,000 — Annual time vesting over four years designed to promote long term retention
•Time-based options with a target award value of $14,000,000 — Options provide value only when shareholders see value, helping to ensure shareholder alignment

2023 PROXY STATEMENT	19

PROXY STATEMENT SUMMARY
•400,000 Performance-based options — Performance vesting in tranches tied to the price of Seagen common stock, helping to ensure shareholder alignment
•New hire equity awards were, in part, designed to offset the significant equity compensation Mr. Epstein was required to forgo in order to join Seagen
Relocation Payment
•$6,000,000 relocation payment, paid in March 2023 when Mr. Epstein and his family established residence in the Seattle, Washington area
•Facilitates in-person leadership and interaction at our Seattle, Washington area headquarters
For more information regarding the Board’s search process, please see “Corporate Governance—Succession Planning.”
For more information regarding the compensation decisions related to our CEO transition, please see “Compensation Discussion & Analysis—Leadership Transition.”

20

PROPOSAL NO. 1
Election of Directors

Our Board of Directors is divided into three equal classes with staggered three-year terms, as shown in the table below:

Director Nominee	Class	Age*	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
David W. Gryska	I	67	Director	2005	2023	2026
John A. Orwin	I	58	Director	2014	2023	2026
Alpna H. Seth, Ph.D.	I	59	Director	2018	2023	2026
Director
Felix J. Baker, Ph.D.	II	54	Chair of the Board	2003	2024
David R. Epstein	II	61	Chief Executive Officer and Director	2022	2024
Nancy A. Simonian, M.D.	II	62	Director	2012	2024
Ted W. Love, M.D.	III	64	Director	2020	2025
Sandra M. Swain, M.D.	III	68	Director	2022	2025
Daniel G. Welch	III	65	Director	2007	2025
*    Ages as of April 19, 2023
Our Governance Committee has recommended, and our Board of Directors has approved, the nomination of David W. Gryska, John A. Orwin, and Alpna H. Seth, Ph.D. for election as Class I directors at the Annual Meeting. If elected at the Annual Meeting, each of the director nominees would serve until the 2026 Annual Meeting of Shareholders and until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.
As this is an uncontested election, each nominee for director must receive a majority of the votes cast in order to be elected, meaning the number of votes cast “for” each nominee must exceed the number of votes cast “against” such nominee.
In addition, under our Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.
If any nominee is unavailable for election due to an unexpected occurrence, such shares will be voted for the election of such substitute nominees as the Governance Committee may propose. Proxies may not be voted for a greater number of persons than the number of nominees named. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board recommends a vote FOR all three of the nominees for director named above.

2023 PROXY STATEMENT	21

Current Directors and Nominees for the Board of Directors

The names of the nominees and of our other current directors, their ages as of April 19, 2023, and certain other information about them are set forth below. This information includes the specific and particular experience, qualifications, attributes or skills of each nominee and continuing director that led the Governance Committee and the Board to believe that such nominee or continuing director should continue to serve on the Board as of the date of this proxy statement.
Director Nominee Profiles

David W. Gryska	Independent

Age: 67 Director Since: 2005 Term Expires: 2023 Committees: •Audit (Chair)	KEY QUALIFICATIONS
Mr. Gryska has years of experience as Chief Financial Officer at Incyte Corporation, Celgene Corporation, Scios, Inc., and Cardiac Pathways Corporation. He brings to the Board valuable and relevant experience as a senior financial executive at life sciences and biotechnology companies engaged in financings, global expansion and other strategic transactions. He also has extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of several large, publicly-traded corporations, which assists Mr. Gryska in fulfilling his duties as chair of our Audit Committee.

RECENT EXPERIENCE

Incyte Corporation, a publicly-traded biopharmaceutical company
•Executive Vice President and Chief Financial Officer (2014-2018; retired)
Myrexis, Inc., a publicly-traded biotechnology company
•Chief Operating Officer and Interim Chief Executive Officer (2012)
Celgene Corporation, a publicly-traded biopharmaceutical company
•Senior Vice President and Chief Financial Officer (2006-2010)

OTHER PUBLIC COMPANY BOARDS
Current •Forte Biosciences, Inc. Past 5 Years •Aerie Pharmaceuticals, Inc. •GW Pharmaceuticals plc •PDL BioPharma, Inc.

22

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

John A. Orwin	Independent

Age: 58 Director Since: 2014 Term Expires: 2023 Committees: •Compensation	KEY QUALIFICATIONS
Mr. Orwin has many years of experience as a senior executive at leading pharmaceutical and biotechnology companies, including Atreca, Inc., Relypsa, Inc., Affymax, Inc., Genentech, Inc., and Johnson & Johnson. This gives him a strong understanding of the biotechnology industry and the challenges we must meet in order to continue developing and commercializing ADCETRIS, PADCEV, TUKYSA, TIVDAK and our product candidates.

RECENT EXPERIENCE

Atreca, Inc., a publicly-traded biopharmaceutical company
•President and Chief Executive Officer (2018-present)
Relypsa, Inc., now an affiliate of Vifor Pharma AG, a Swiss-listed public company
•Chief Executive Officer (2013-2017)
Affymax, Inc., a biotechnology company
•Board member (2011-2014)
•Chief Executive Officer (2011-2013)
•President and Chief Operating Officer (2010-2011)
Genentech, Inc., now a member of the Roche Group
•Vice President and then Senior Vice President of the BioOncology Business Unit (2005-2010)

OTHER PUBLIC COMPANY BOARDS
Current •Atreca, Inc. •Travere Therapeutics, Inc. Past 5 Years •Array BioPharma Inc.

Alpna H. Seth, Ph.D.	Independent

Age: 59 Director Since: 2018 Term Expires: 2023 Committees: •Audit	KEY QUALIFICATIONS

Dr. Seth has over 20 years of global experience in the biotechnology industry. Having held a range of leadership roles around the globe, Dr. Seth brings a breadth of experience in drug development, commercial, international operations and general management.

RECENT EXPERIENCE

Nura Bio Inc. (formerly Proneurotech Inc.), a private biotechnology company
•Chief Executive Officer and President (2019-2022; retired)
Vir Biotechnology, Inc., now a publicly traded biopharmaceutical company
•Chief Operating Officer (2017-2019)
Biogen, Inc., a publicly-traded biotechnology company
•Senior Vice President and Global Head of the Biosimilars Global Business Unit (2014-2017)
•Range of leadership roles in business development, drug development and commercial (1998-2014)

OTHER PUBLIC COMPANY BOARDS
Current •Bio-Techne Corporation

2023 PROXY STATEMENT	23

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Continuing Director Profiles

Felix J. Baker, Ph.D.	Independent Chair of the Board

Age: 54 Director Since: 2003 Term Expires: 2024 Committees: •Compensation (Chair) •Governance	KEY QUALIFICATIONS

As a board member and investor in many successful biotechnology companies, Dr. Baker is able to draw on his experience and vision in investing in and building companies to add significant value to Board of Directors discussions and company strategy.

RECENT EXPERIENCE
Baker Bros. Advisors LP, a biotechnology investment firm •Founder and Co-Managing Member (2000-present)

OTHER PUBLIC COMPANY BOARDS
Current •IGM Biosciences, Inc. •Kiniksa Pharmaceuticals, Ltd. •Kodiak Sciences Inc. Past 5 Years •Alexion Pharmaceuticals, Inc. •Genomic Health, Inc. •Talis Biomedical Corporation

David R. Epstein	Chief Executive Officer

Age: 61 Director Since: 2022 Term Expires: 2024	KEY QUALIFICATIONS
Mr. Epstein brings more than 30 years of drug development, deal making, commercialization and people leadership experience on a global scale. He has served as an executive partner at Flagship Pioneering and as Chief Executive Officer of Novartis Pharmaceuticals, a division of Novartis AG. Earlier in his career, Mr. Epstein started and led Novartis’ oncology and Molecular diagnostics units, leading the development and commercialization of over 30 new molecular/biologic entities, including major breakthroughs such as Glivec, Tasigna, Gilenya, Cosentyx and Entresto.

RECENT EXPERIENCE
Flagship Pioneering •Executive Partner (2017-2022) Novartis Pharmaceuticals, a division of Novartis AG, a publicly-traded biotechnology company •Chief Executive Officer (2010-2016)

OTHER PUBLIC COMPANY BOARDS
Current •OPY Acquisition Corp. I •Senti Biosciences, Inc. Past 5 Years •Axcella Health Inc. •Evelo Biosciences, Inc. •International Flavors and Fragrances •Rubius Therapeutics, Inc.

24

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

Ted W. Love, M.D.	Independent

Age: 64 Director Since: 2020 Term Expires: 2025 Committees: •Audit	KEY QUALIFICATIONS
Dr. Love has more than 20 years of leadership and management experience in the pharmaceutical industry, including Global Blood Therapeutics, Inc. and Onyx Pharmaceuticals, Inc., in addition to his prior experience as a practicing physician. He brings both strong business expertise and knowledge of patient perspectives to our Board of Directors.

RECENT EXPERIENCE

Global Blood Therapeutics, Inc., a formerly publicly-traded biopharmaceutical company that was acquired by Pfizer in 2022
•President and Chief Executive Officer (2014-2022)
Onyx Pharmaceuticals, Inc.
•Executive Vice President, Research and Development and Technical Operations (2010-2012)

OTHER PUBLIC COMPANY BOARDS
Current •Royalty Pharma plc Past 5 Years •Amicus Therapeutics, Inc. •Cascadian Therapeutics, Inc. •Global Blood Therapeutics, Inc. •Portola Pharmaceuticals, Inc.

Nancy A. Simonian, M.D.	Independent

Age: 62 Director Since: 2012 Term Expires: 2024 Committees: •Governance (Chair)	KEY QUALIFICATIONS
As a current and former senior executive of several other biotechnology companies, including Syros Pharmaceuticals, Inc., Millennium Pharmaceuticals, Inc. and Biogen, Inc., Dr. Simonian possesses a strong understanding of the biotechnology industry and the development and commercialization of our product candidates. Her knowledge of late-stage product development, as former Chief Medical Officer of Millennium Pharmaceuticals, Inc., and her understanding of patient perspectives as a medical doctor, bring important insights to our Board of Directors.

RECENT EXPERIENCE

Syros Pharmaceuticals, Inc., a publicly-traded life sciences company
•Chief Executive Officer (2012-present)
Millennium Pharmaceuticals, Inc., an affiliate of The Takeda Oncology Company
•President (2000-present), Chief Scientific Officer (1997-2002)

OTHER PUBLIC COMPANY BOARDS
Current •Syros Pharmaceuticals, Inc. Past 5 Years •Evelo Biosciences, Inc.

2023 PROXY STATEMENT	25

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS

Sandra M. Swain, M.D.	Independent

Age: 68 Director Since: 2022 Term Expires: 2025 Committees: •Governance	KEY QUALIFICATIONS
Dr. Swain’s 30 years of experience in clinical trial design, implementation, and execution and her publication of major international trials in breast cancer, bring critical perspective to our development of targeted oncology therapies.

RECENT EXPERIENCE

Georgetown University Medical Center, an academic health and science center
•Associate Dean for Research Development (2016-present)
•Professor of Medicine (2007-present)
MedStar Health, a not-for-profit healthcare system
•Vice President of Genetic Medicine (2018-present)

OTHER PUBLIC COMPANY BOARDS
Current •None Past 5 Years •None

Daniel G. Welch	Independent

Age: 65 Director Since: 2007 Term Expires: 2025 Committees: •Compensation	KEY QUALIFICATIONS
Mr. Welch’s global commercial background and strong senior executive experience at a wide range of biotechnology companies, including previously serving as Chairman and Chief Executive Officer of two publicly-traded biotechnology companies, InterMune, Inc. and Triangle Pharmaceuticals, Inc., gives him insight into strategy and planning for a biopharmaceutical company that is valuable to our senior management and our Board of Directors.

RECENT EXPERIENCE

Sofinnova Ventures, a venture capital firm
•Executive Partner (2015-2018; retired)
InterMune, Inc., a publicly-traded biotechnology company
•Chief Executive Officer and President (2003-2014)
•Chairman of the Board (2008-2014)

OTHER PUBLIC COMPANY BOARDS
Current •Nuvation Bio Inc. (Chairman of the Board) •Ultragenyx Pharmaceutical, Inc. (Chairman of the Board) Past 5 Years •Avexis, Inc. •Intercept Pharmaceuticals, Inc.

26

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Board Skills and Experience

	Baker	Epstein	Gryska	Love	Orwin	Seth	Simonian	Swain	Welch
CEO/CFO Leadership Experience serving as a chief executive officer or chief financial officer at a publicly traded or private organization
Financial / Accounting Experience or expertise in financial accounting and reporting processes or the financial management of an organization
Scientific Scientific expertise related to the healthcare industry
Healthcare Industry Experience with complex issues within the healthcare industry
Regulatory Experience with regulation in the healthcare industry
Business Strategy / Operations Experience overseeing and/or driving strategic direction and growth of an organization
Public Company Governance Experience as a board member of another public company
Capital Markets Experience Experience in capital market transactions or mergers and acquisitions
Board Composition
INDEPENDENCE

89% Independent
TENURE
Average tenure of 9.2 years

■ 4 directors 0-6 years	■ 2 directors 16+ years
■ 3 directors 7-15 years
GENDER DIVERSITY

33% Women
ETHNIC DIVERSITY

22% Diverse

2023 PROXY STATEMENT	27

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Board Refreshment
Under our Corporate Governance Guidelines, our Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. In this regard, our Governance Committee identifies and evaluates individuals qualified to serve as Board members, including evaluating incumbent directors for re-election, and recommends to the Board nominees for election as directors. On an annual basis, our Governance Committee is tasked with considering and articulating the qualities, experiences, skills and attributes that qualify each director to be a member of the Board in light of our business and structure and assessing its effectiveness in diversifying the Board. Our Governance Committee also oversees an annual Board self-evaluation process. In 2022, each Director participated in an interview with an outside third party in connection with the self-evaluation process, Director responses were collated into a summary by an outside third party, and the results were discussed with the full Board.
Director Nomination Process
The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. In determining whether to recommend a director for re-election, the Governance Committee considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees, as well as the nature and time involved in a director’s service on other boards. It also considers the overall composition of the Board, including considerations of refreshment and diversity. If there is a vacancy on the Board as a result of a resignation or otherwise, or if the Board decides not to nominate a member for re-election or decides to add a member to the Board, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above and the Board’s needs. Current members of the Board are asked to submit suggestions as to individuals meeting the criteria described above.

SOURCES FOR CANDIDATE POOL	Suggestions are collected from: •Independent directors •Management •A third-party search firm may be engaged, as needed

IN-DEPTH REVIEW
•Assess skills, experience and characteristics, including diversity
•Review independence and potential conflicts
•Screen qualifications
•Directors involved in selection and screening process meet in person or telephonically with candidates

FULL BOARD REVIEW	Review candidates recommended by the Governance Committee

BOARD NOMINATION	Nominate and appoint candidate and, as applicable, nominate candidate to stand for election at the annual meeting of shareholders

28

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Criteria for Board Membership
The Governance Committee assesses many characteristics and diversity considerations when reviewing director candidates and these characteristics are set forth in our Corporate Governance Guidelines.
Among the characteristics to be considered are:

•professional background; •depth and breadth of experience; •wisdom; •sound business judgment; •integrity; •collegiality; •ability to make independent analytical inquiries;
•understanding of the Company’s business environment;
•familiarity with the biotechnology industry;
•willingness to devote adequate time to Board duties;
•the interplay of the candidate’s experience and skills with those of other Board members; and
•the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

Our Corporate Governance Guidelines further provide that the Governance Committee seeks nominees with:
•a broad range of experience, viewpoints, professions, skills, geographic representations and cultural backgrounds; and
•diversity of race, ethnicity, gender, age and sexual orientation.
We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and should represent an appropriate balance between institutional knowledge and fresh perspectives.

Commitment to Diversity
In order to advance our efforts to promote a diverse set of directors, our Corporate Governance Guidelines include a “Rooney Rule” policy that, when a third-party search firm is engaged and asked to furnish a list of possible director candidates, the firm will be instructed to include women and candidates from underrepresented communities who meet the applicable business and search criteria.

Board Diversity Matrix
(As of April 19, 2023)

Total Number of Directors			9
Gender Identity	Female	Male		Non-Binary	Did Not Disclose Gender
Directors	3	6		0	0
Demographic Background
African American or Black	0	1		0	0
Alaskan Native or Native American	0	0		0	0
Asian	1	0		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	2	5		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+	0	0		0	0
Did Not Disclose Demographic Background	0	0		0	0

2023 PROXY STATEMENT	29

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Board Diversity Matrix
(As of February 15, 2022)

Total Number of Directors			9
Gender Identity	Female	Male		Non-Binary	Did Not Disclose Gender
Directors	2	7		0	0
Demographic Background
African American or Black	0	1		0	0
Alaskan Native or Native American	0	0		0	0
Asian	1	0		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	1	6		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+	0	0		0	0
Did Not Disclose Demographic Background	0	0		0	0

30

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
Shareholder Director Nominations and Recommendations
In accordance with our bylaws and applicable law, nominations for directors may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose. The requirements a shareholder must follow for nominating persons for election as directors are set forth in our bylaws and under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2024 Annual Meeting of Shareholders?” below in this proxy statement.
The Governance Committee will also consider director candidates recommended by shareholders. In order to recommend director candidates to the Governance Committee, shareholders should follow the procedures in our bylaws for director nominations. If a shareholder complies with these procedures for recommending persons for election as directors, the Governance Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the Governance Committee’s independent judgment in accordance with the policies and procedures adopted in the Governance Committee’s charter, will determine whether to recommend the candidate(s) recommended by the shareholders to the Board for inclusion in the list of candidates for election as directors at the next shareholder meeting held to elect directors. The Governance Committee does not intend to alter the manner in which it evaluates director candidates based on whether or not the candidate was recommended by a shareholder.
Majority Voting in Uncontested Elections
Our bylaws provide for a majority voting standard in uncontested director elections, instead of plurality voting. In uncontested elections, a director must be elected by a majority of the votes cast with respect to the election of such director (meaning the number of votes cast “for” such nominee’s election must exceed the number of votes cast “against” his or her election) at any meeting for the election of directors at which a quorum is present. However, in the event of a contested election of directors, directors shall be elected by the highest number of votes, or a plurality of votes, cast.
In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.
Board Classification
The Board believes that there is no single approach to corporate governance that is appropriate for all companies and that the key consideration in determining whether to implement a particular governance practice is whether that practice promotes the interests of shareholders, taking into account the specific circumstances of Seagen. The Board has reviewed the rationale for its current classified structure and continues to believe that a classified board is the appropriate board structure for Seagen at this time and is in the best interest of our shareholders for the reasons set forth below:
•Long-Term Focus. The Board believes that a classified board encourages directors to look to the long-term best interest of Seagen and our shareholders by strengthening the independence of non-employee directors against the often short-term focus of certain investors and special interests.

2023 PROXY STATEMENT	31

CURRENT DIRECTORS AND NOMINEES FOR THE BOARD OF DIRECTORS
•Continuity of Board Leadership. A classified board allows for a greater amount of stability and continuity, providing institutional perspective and knowledge both to management and other directors in a time of rapid growth and transformation for Seagen. In addition, the development and commercialization of pharmaceuticals is complex and requires significant expertise. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our highly technical business, including our relationships with our current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the biotechnology and pharmaceutical industries. Each year the Governance Committee reviews the qualifications and performance of the directors prior to nominating them to stand for re-election. We believe the benefit of a classified board to Seagen and our shareholders comes not from continuity alone—but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term shareholder interests.
•Unsolicited Takeover Protection. A classified board can reduce vulnerability to potential abusive takeover tactics by encouraging persons seeking control of Seagen to negotiate with the Board and thereby better positioning the Board to negotiate effectively on behalf of all shareholders. Because less than a majority of directors stand for election at each annual meeting under a classified board structure, a hostile bidder could not simply replace a majority of the Board at a single annual meeting with directors aligned with the hostile bidder’s own interests, thereby gaining control of Seagen without paying a fair market price to all shareholders. Rather, in the interests of fairness to shareholders as a whole, having a classified board encourages the hostile bidder to negotiate directly with the Board on a potential transaction.
In sum, Seagen has benefited from the independence and continuity of experienced leadership provided by our Board under the classified structure, and we believe these factors have been critical drivers of the significant growth in shareholder value that Seagen has generated over time.

32

Corporate Governance

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments.
Board Leadership Structure
Our Board has chosen to separate the roles of chair of the Board and chief executive officer to enable our independent chair to focus on matters of Board oversight and corporate governance and our CEO to focus on leading the Company’s business. Under our Corporate Governance Guidelines, the roles of the chief executive officer and chair of the Board may be either separate or combined. When the Board chair also serves as our chief executive officer or as another executive officer of Seagen, the Board may designate an independent director who acts as a lead independent director.
The Board assesses this leadership structure periodically to confirm it continues to meet the evolving needs of Seagen and its shareholders. The Board believes that having an independent chair creates an environment that is conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Seagen and its shareholders. In addition, the Board values the strong continuity of leadership and extensive history with, and knowledge of, Seagen that Dr. Baker brings to his role as chair of the Board, particularly in light of our CEO transition in 2022. Dr. Baker has been a member of the Board since 2003, and served as lead independent director from 2005 until becoming chair of the Board in 2022.

Felix J. Baker Independent Chair of the Board	David R. Epstein Chief Executive Officer

Director Independence
Our Board of Directors has determined that all of our directors are independent directors within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards, except for David R. Epstein, our Chief Executive Officer. Our Board of Directors considered Dr. Baker’s role as a Co-Managing Member of Baker Brothers Investments, and the relationship Seagen has with Baker Brothers Investments and affiliated entities as significant shareholders in making the determination that Dr. Baker is independent.

2023 PROXY STATEMENT	33

CORPORATE GOVERNANCE
Director Commitments
Our Board only nominates candidates who it believes will be able to devote sufficient time and attention to fulfill their duties, taking into account each candidate’s principal occupation, other board service, attendance and performance. Our policy on multiple board memberships, as outlined in our Corporate Governance Guidelines, is outlined below. All of our directors are in compliance with this policy.

Director who also serves as a Section 16 officer of a public company	≤3 public company boards including our Board unless approved in advance by our Board
Director who is not a Section 16 officer of a public company	≤5 public company boards including our Board unless approved in advance by our Board
Non-employee directors are required to notify the chair of the Governance Committee if they:
•retire from their executive positions at outside companies;
•change the position they held when they became a member of the Board; or
•desire to join the board of a private or public company.
After receiving such a notice, the chair of the Governance Committee will review the appropriateness of continued Board membership (or, as applicable, the appropriateness of joining any additional board of directors) under the circumstances, or if the chair desires, refer the matter to the full Governance Committee for review. The affected director will be expected to act in accordance with the decision of the chair of the Governance Committee or the Governance Committee as a whole, as applicable, resulting from such review.

In 2023, Dr. Baker reduced the number of public company boards of directors on which he serves, and as a result, he currently serves on four public company boards, including our Board.
Mr. Epstein currently serves on the board of directors of three public companies including our Board. Under the terms of his employment agreement, Mr. Epstein has agreed to reduce the number of public company boards on which he serves to two including our Board, by July 1, 2023.
Mr. Orwin currently serves on the board of directors of three public companies including our Board and serves as the CEO of one of the other public companies on whose board he serves. Mr. Orwin has informed the Company that he intends to reduce the number of public company boards on which he serves to no more than two including our Board, by December 31, 2023.
We are aware that some shareholders have policies that are more restrictive than our policy on director commitments. Over the past year, our Governance Committee has continued to review shareholder policies on director time commitments. We also discussed this topic during shareholder engagements in 2022.

Our Governance Committee and Board monitor director time commitments throughout the year, including via the annual Board evaluation process. They believe that each of our directors has demonstrated an ongoing commitment and ability to devote ample time and attention to their duties as directors of Seagen based on their exemplary participation in meetings of our Board and, where applicable, the Board committees on which they serve. Each of our directors also brings important expertise and experience to Seagen, as described more fully under “Current Directors and Nominees for the Board of Directors” above in this proxy statement. We describe how the Governance Committee considers available or self-identified information regarding potential director nominees, including professional qualifications and experience, as well as diversity of race, ethnicity, gender, age and sexual orientation under “Current Directors and Nominees for the Board of Directors—Director Nomination Process—Criteria for Board Membership.” The Board believes that it is in the Company’s and its shareholders’ best interest that each of our current directors continue to serve on our Board.

34

CORPORATE GOVERNANCE
In recommending to the full Board the re-election of Mr. Orwin, the members of the Governance Committee considered the Company’s policy as well as the policies at some of the Company’s major shareholders regarding the number of outside boards on which an active CEO should serve. In addition to our Board, Mr. Orwin serves on the boards of directors of two other public companies: Travere Therapeutics, Inc., or Travere, and Atreca, Inc., or Atreca, where he also serves as President and CEO. Our Governance Committee and Board, based on their monitoring of director time commitments and the annual Board self-evaluation process, believe that Mr. Orwin has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively. They believe that it is in the Company’s best interest that he continue to serve as a director for the following reasons:
•Mr. Orwin has informed the Company that he intends to reduce the number of public company boards on which he serves to no more than two including our Board, by December 31, 2023.
•Mr. Orwin has a long-standing track record of being consistently prepared and having exemplary participation at meetings of the Board and Compensation Committee, and he contributes significantly to discussions and decision making. He is also appropriately engaged with management and the other members of the Board outside of meetings of the Board and Compensation Committee.
•Mr. Orwin has served on our Board for over nine years and has assured our Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties as a member of the Board and Compensation Committee.
•Mr. Orwin’s experience in senior management positions in the pharmaceutical industry provides significant industry knowledge and commercial, operational and management expertise to our Board. His experience on the boards of directors of other public companies will continue to benefit us by providing him with insight and experience that enhances his value to our Board.
•Mr. Orwin has a stellar attendance record at board meetings for both Seagen and for the other two public company boards on which he serves. Mr. Orwin participated in 96% of Seagen board meetings and 100% of Seagen Compensation Committee meetings for the past three years. Furthermore, Mr. Orwin has attended 96% of the board and committee meetings of Travere since he joined the board in 2017 and 100% of the board meetings of Atreca since he joined in 2018.
•Each of Travere and Atreca is a pharmaceutical company headquartered in California. As reported in their respective annual reports on Form 10-K for the year ended December 31, 2022, Travere and Atreca had only 462 and 90 full-time employees, respectively, as of the dates specified therein.
Based on all of the above considerations, our Governance Committee and Board believe that Mr. Orwin’s re-election is in the best interest of Seagen and our shareholders.
Our Board continues to actively discuss the topic of director commitments in light of evolving shareholder positions on this topic.

2023 PROXY STATEMENT	35

CORPORATE GOVERNANCE
Board Committees
The Board has a standing Audit Committee, Compensation Committee and Governance Committee, each of which is made up solely of independent directors. Each of these committees operates under a written charter setting forth the functions and responsibilities of the committee, which is available on our website at www.seagen.com.
Our Board of Directors has also determined that all of the members of the Compensation Committee currently serving are independent under the additional criteria for members of the Compensation Committee under the Nasdaq listing standards. In the case of Dr. Baker, our Board of Directors determined that, given his affiliation with our largest shareholder, his interests are aligned with other shareholders in seeking an appropriate executive compensation program for Seagen. In addition, the Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and that Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. There are no family relationships among any of the directors or executive officers of Seagen.

Audit Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2022
David W. Gryska*	Ted W. Love	Alpna H. Seth	5

KEY FUNCTIONS
•appoint and establish the fees for our independent registered public accounting firm;
•review and approve the procedures we use to prepare our periodic and annual reports;
•review and discuss with management and our independent auditor our quarterly earnings release, financial statements, and related periodic SEC filings;
•review our critical accounting policies and critical audit matters;
•review the independence of the independent registered public accounting firm in accordance with the Public Company Accounting Oversight Board;
•monitor the effectiveness of the audit effort; and
•oversee our financial and accounting organization, our system of internal accounting controls and our internal audit function.

*    Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K.

36

CORPORATE GOVERNANCE

Compensation Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2022
Felix J. Baker	John A. Orwin	Daniel G. Welch	7

KEY FUNCTIONS
•review and advise the Board regarding the performance of the CEO and other executive officers;
•review overall corporate performance against goals and determine corporate payout factor used for annual executive and nonexecutive bonuses;
•review and determine the compensation to be paid to the Company’s executive officers;
•establish and administer our policies regarding annual executive salaries, cash incentives and long-term equity incentives;
•oversee our equity plans, long-term incentive plans, executive bonus plan and other compensation policies, plans and programs;
•review with management our executive succession planning and other human capital management practices and policies, including diversity and inclusion initiatives, and review and discuss with the Board succession and development planning for the CEO and other executives;
•review with management our Compensation Discussion and Analysis; and
•review the compensation paid to our directors.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES
Information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Director Compensation” below. In accordance with its charter, the Compensation Committee may delegate any of its authority or responsibility as appropriate, except to the extent inconsistent with any applicable laws and rules, including the Nasdaq listing standards. Our Compensation Committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

Governance Committee

CHAIR	OTHER MEMBERS		MEETINGS IN 2022
Nancy A. Simonian	Felix J. Baker	Sandra M. Swain	2

KEY FUNCTIONS
•identify and evaluate individuals qualified to serve as members of the Board and consider board composition, including evaluating incumbent directors for re-election;
•recommend nominees to the Board for election as directors of Seagen and appointment as members of the committees of the Board;
•develop and make recommendations to the Board regarding the Company’s Corporate Governance Guidelines and provide oversight with respect to corporate governance and ethical conduct;
•oversee the Company’s environmental and social initiatives; and
•oversee an annual evaluation of the performance of the Board.

2023 PROXY STATEMENT	37

CORPORATE GOVERNANCE
Board Risk Oversight

Board of Directors

Our Board has overall responsibility for risk oversight with a focus on the most significant risks facing Seagen. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the Chief Executive Officer’s report on operations to the Board at regularly scheduled Board meetings and at presentations to the Board and its committees by the respective committee chairs, our Chief Financial Officer, our Chief Legal Officer and other officers. In addition, management periodically reports to the Board on enterprise risk management. Our Board also retains responsibility for assessment of succession-related risks and succession planning with input from the Compensation Committee.
The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE COMMITTEE
•Reviews and oversees risks related to cybersecurity and compliance matters, including but not limited to, Foreign Corrupt Practices Act compliance.
•Reviews and oversees
related-party transactions on behalf of Seagen.

•Evaluates the risks and rewards associated with our compensation philosophy and programs.
•Reviews and approves compensation programs with features designed to mitigate risk without diminishing the incentive nature of the compensation. For more detail see “Compensation of Executive Officers—Compensation Discussion and Analysis— Compensation Practices and Policies—Compensation and Risk,” below in this proxy statement.
•Discusses with management the procedures that have been put in place to identify and mitigate potential risks in compensation.
•Discusses with management succession and development planning for the CEO and other executives and our diversity and inclusion initiatives.
•Oversees risks related to Seagen’s governance structure and processes, board composition, refreshment and committee leadership. •Oversees our environmental and social initiatives.

Management

Our Chief Legal Officer works with our committees and Board to develop risk identification, risk management and risk mitigation strategies, and management reports periodically to the Board and the committees on Seagen’s risk profile and various management and mitigation strategies.

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CORPORATE GOVERNANCE
Succession Planning
Succession planning is an important part of planning for the long-term success of our business. Under our Corporate Governance Guidelines, our Board is responsible for CEO succession planning, and they discuss CEO and executive officer performance and succession in executive sessions. Under its charter our Compensation Committee has responsibility and authority to review and discuss with the Board succession and development planning for the CEO and other executives. In addition, our CEO and senior executives actively discuss future candidates for leadership positions at all levels within our organization.
2022 CEO Transition
The Board demonstrated strong leadership in 2022 throughout our CEO transition process. In May 2022, upon the departure of our former CEO, the Board promptly appointed Dr. Dansey as Interim Chief Executive Officer, demonstrating its commitment to succession planning. The Board conducted a thoughtful and comprehensive search process to identify the right person to lead Seagen going forward, which culminated with the appointment of Mr. Epstein.
For more information regarding our CEO transition, please see “Compensation Discussion and Analysis—Leadership Transition.”
Board and Committee Meetings and Attendance
The Board met 24 times and acted by written consent four times during 2022. On at least a quarterly basis, the Board meets in executive sessions of independent directors without management present. During 2022, the Audit Committee held five meetings and acted by written consent one time, the Compensation Committee held seven meetings and acted by written consent six times and the Governance Committee met two times and acted by written consent one time. Each of our directors attended at least 75% of the aggregate of Board and applicable committee meetings during his or her service on the Board or applicable committees during 2022, except for Dr. Siegall who missed two Board meetings while he was on a leave of absence.
Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of shareholders, directors are encouraged to attend. All of our directors then serving attended the 2022 annual meeting of shareholders, except for Dr. Siegall who was on a leave of absence at the time of the 2022 annual meeting of shareholders and resigned from the Board shortly thereafter and Dr. Lippman who did not stand for reelection at the 2022 annual meeting of shareholders.
Shareholder Engagement
In 2022, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the 2022 Annual Meeting of Shareholders and at various other times throughout the year. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments, as well as our Chief Financial Officer. Our Independent Chair of the Board also participated in several of these meetings. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2023 PROXY STATEMENT	39

CORPORATE GOVERNANCE

2022 Shareholder Engagement Effort	We reached out to investors representing approximately 68% of our outstanding shares as of September 30, 2022.		Of the shareholders we reached out to, we engaged in discussions with all that responded, representing approximately 61% of our outstanding shares as of September 30, 2022.

Shareholder Feedback	In 2022, these discussions covered a wide range of topics, including:

	•diversity, equity and inclusion and human capital management	•corporate responsibility	•director commitments	•executive compensation	•executive leadership transition

Outcomes of Engagement
The feedback from discussions with shareholders led to changes in 2022 to our corporate governance practices and disclosures, as described below.
•Updated Governance Committee charter to include responsibility for overseeing environmental and social initiatives.
•Updated Compensation Committee charter to include reviewing and discussing with the Board succession and development planning for the CEO and other executives.
•Separated the roles of CEO and Chair of the Board.
•In recognition of shareholder feedback about director board commitments, Dr. Baker reduced the total number of public company boards on which he serves to four, including our Board. In addition, the number of public company boards on which Dr. Love serves decreased to two including our Board. Further, Mr. Epstein has committed to reduce the number of public company boards on which he serves to two including our Board by July 1, 2023 and Mr. Orwin has informed us of his intent to reduce the number of public company boards on which he serves to no more than two including our Board by December 31, 2023.
•Enhanced our disclosures relating to environment, social and governance matters through the publication of our updated Corporate Responsibility Report, which is accessible through the Seagen website.
•As part of our annual equity grant process in August 2022, the equity grants for our named executive officers consisted of approximately 40% PSUs and 60% RSU awards, compared to 20% PSUs, 40% RSUs, and 40% options in 2021. Weighting these awards more heavily towards performance-based compensation was aligned with investor feedback.

Communications with the Board of Directors
Our Board of Directors currently does not have a formal process for shareholders to send communications to the Board of Directors. Nevertheless, efforts are made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. Shareholders wishing to formally communicate with the Board of Directors may send communications directly to Seagen Inc., Attention: Investor Relations, 21823 – 30th Drive SE, Bothell, Washington 98021, and communications that are relevant to the duties and responsibilities of the Board will be forwarded, as appropriate. If the communication regards a shareholder proposal to be considered at an annual meeting of shareholders, the methods and timing for submitting a shareholder proposal are covered under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2024 Annual Meeting of Shareholders?”

40

CORPORATE GOVERNANCE
Corporate Governance Guidelines
As a part of the Board’s commitment to building long-term shareholder value and maintaining sound corporate governance, the Board has adopted a set of Corporate Governance Guidelines, which guides the operation of the Board and its committees. Our Corporate Governance Guidelines cover, among other topics, Board composition, structure and functioning, including but not limited to our director resignation policy, Board membership criteria, including but not limited to diversity considerations, director independence, Board self-evaluations, committees of the Board, Board access to management and independent advisers, stock ownership guidelines for members of the Board and our executive officers, and succession and leadership development. A copy of the Corporate Governance Guidelines can be viewed on our website at www.seagen.com.
Stock Ownership Guidelines
Our Corporate Governance Guidelines include stock ownership guidelines for our directors and executive officers. For more information about these guidelines, please see “Director Compensation—Director Stock Ownership Guidelines” and “Compensation of Executive Officers—Compensation Discussion and Analysis— Compensation Practices and Policies—Stock Ownership Guidelines” below.
Code of Conduct and Business Ethics
The Board of Directors has adopted a Code of Conduct and Business Ethics, or the Code of Ethics, for all directors, officers and employees of Seagen Inc. A copy of the Code of Ethics can be viewed on our website at www.seagen.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website at the website address specified above.
Whistleblower Policy
Seagen has adopted a whistleblower policy, called the Global Speak Up Policy, applicable to its employees, consultants, and contractors that provides for protection from retaliation or discrimination by Seagen due to reporting issues relating to concerns involving questionable accounting or auditing matters and compliance with applicable laws and regulations.
Prohibitions on Hedging, Pledging and Short-Term Speculative Transactions
Under the terms of our insider trading policy, employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who possess, or have access to, material information regarding Seagen that has not been fully disclosed to the public, may not engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.

2023 PROXY STATEMENT	41

Director Compensation

The responsibility for reviewing director compensation and recommending changes to the Board is vested in the Compensation Committee per its charter. The Compensation Committee reviews our director compensation against the director compensation of our peer group companies annually, as described below under “Processes and Procedures for Determining Director Compensation.”
Cash Compensation
Our non-employee directors receive an annual cash retainer for service on the Board, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board and Board committee meetings, as well as additional retainers for service as our lead independent director or non-executive chairperson or service on committees of the Board. The retainers for service on the Board and Board committees in 2022 are set forth below:

Service	2022 Annual Cash Compensation
Non-Employee Director		$60,000
Lead Independent Director / Non-Executive Chairperson		$40,000
	Chair	Member
Audit Committee	$25,000	$12,500
Compensation Committee	$22,000	$10,000
Governance Committee	$16,000	$8,000
Effective January 1, 2023, on the recommendation of the Compensation Committee based on a review of our peer group companies, the Board (i) revised the annual retainer for non-employee directors from $60,000 to $65,000; (ii) revised the annual retainers for the chair and non-chair members of the Governance Committee from $16,000 and $8,000, respectively, to $18,000 and $9,000, respectively; and (iii) increased the annual retainer for service as non-executive chairperson from $40,000 to $50,000. The Board maintained all other annual cash retainers for non-employee directors at the 2022 levels. If a non-employee director has not served on the Board or a Board committee for the full year, the Board and any applicable Board committee retainers will be prorated for the portion of the year served. Our CEO receives no additional compensation for Board service but is reimbursed for reasonable and customary travel expenses.
Equity Compensation
Each continuing non-employee director receives an annual equity grant under our Amended and Restated 2007 Equity Incentive Plan, or the 2007 Equity Plan, as of the date of the annual meeting of shareholders. For 2022, the target value of the annual grants to non-employee directors was $400,000 with 50% of the value granted in the form of stock options and 50% of the value granted in the form of restricted stock units, or RSUs.
In March 2023, on the recommendation of the Compensation Committee, the Board determined that 100% of the value of the annual equity grants to non-employee directors for 2023 will be granted in the form of RSUs.
In addition, our Board has established a policy of providing each new non-employee director of Seagen with an initial grant of stock options and RSUs under our 2007 Equity Plan. Effective as of the date of the 2022 annual meeting of shareholders, the target value of these initial grants is $400,000 multiplied by a fraction, the numerator of which is the number of days between the date the director is appointed to the Board and the date of the first anniversary of the Company’s last annual meeting of shareholders, and the

42

DIRECTOR COMPENSATION
denominator of which is 365, with 50% of the value granted in the form of stock options and 50% of the value granted in the form of RSUs. These initial awards are granted effective on the date on which a recipient first becomes a non-employee director of Seagen.
In 2022, the actual number of shares underlying each option grant was calculated based on an approximation of the target award value based on the average closing stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation. In 2022, the actual number of shares underlying each RSU grant was calculated by dividing the target value of the RSU award by the average closing stock price during the 30 calendar days preceding the effective date of the grant. The actual number of shares underlying the annual RSU grants to non-employee directors for 2023 will be calculated by dividing the target value of each RSU award by the closing price of our common stock on the effective date of the grant.
In 2022, each of our continuing non-employee directors who was serving at the time of our 2022 Annual Meeting of Shareholders received an annual option grant to purchase 3,676 shares of common stock and an annual RSU grant covering 1,503 shares of common stock, effective on the date of our 2022 Annual Meeting of Shareholders. In addition, effective November 9, 2022, in connection with her appointment to our Board, Dr. Swain received an initial stock option grant to purchase 1,763 shares of common stock and an initial RSU grant covering 778 shares of common stock.
The exercise price of options granted to our directors is equal to the closing price of our common stock on the effective date of the grant. Options granted to non-employee directors under the 2007 Equity Plan have ten year terms and remain exercisable for up to three months following the grantee’s termination of service, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).
The initial option grants and initial RSU grants vest on the first anniversary of the grant date, subject to continued service. The annual option and RSU awards made to each of our eligible directors in 2022 will vest on May 13, 2023, subject to continued service. In addition, all non-employee directors would receive full acceleration of vesting of any outstanding options or RSU awards under the 2007 Equity Plan immediately prior to a change in control of Seagen.
Director Stock Ownership Guidelines
In order to align the interests of the directors with Seagen’s shareholders, our Corporate Governance Guidelines state that all non-employee directors should, not later than December 31st of the year during which the applicable director achieves his or her fifth anniversary as a non-employee director, own, directly or indirectly, a number of shares of Seagen common stock with a value not less than five times the annual cash retainer paid by Seagen to such director for service on the Board, not including any applicable committees, and thereafter such director should continue to own a number of shares with such value until he or she is no longer a director. The Compensation Committee used December 31, 2022 as the date to assess compliance with these director ownership guidelines. All of our non-employee directors serving as of such date were in compliance with these guidelines or had not yet reached the applicable deadline for compliance. For additional information on our Stock Ownership Guidelines, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation Practices and Policies—Stock Ownership Guidelines.”
Processes and Procedures for Determining Director Compensation
In December 2021, Aon’s Human Capital Solutions Practice, a division of Aon plc, or Aon, our Compensation Committee’s compensation consultant, conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Aon, in June 2021. Aon concluded that the annual retainers for service as the chair and as a member of the Governance Committee were below the 50th percentile of this peer group. In addition, Aon advised that market practice among this

2023 PROXY STATEMENT	43

DIRECTOR COMPENSATION
peer group and within our industry was moving away from premium initial equity grants for new directors in favor of prorated initial equity grants. As a result of this analysis, in December 2021, our Compensation Committee recommended that the annual cash retainers for the chair and members of the Governance Committee be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors in such positions at these peer group companies, and in February 2022, the Board approved this recommended change, resulting in the cash compensation effective January 1, 2022 described above. In addition, our Compensation Committee recommended that initial equity grants for new directors be revised downward and prorated to align with the most common practice among these peer group companies, and in February 2022, the Board approved this recommended change.
In December 2022, Aon conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Aon, in April 2022. Aon concluded that the annual retainers for service as the chair and as a member of the Governance Committee were below the 50th percentile of this peer group. In addition, Aon recommended setting the annual retainer for the non-executive chairperson at approximately the 50th percentile of cash compensation received by non-executive chair persons in such positions at peer group companies. The Compensation Committee also considered the leadership and extraordinary efforts, including the increased time commitment, of the members of the Board during 2022 in connection with the unexpected transition in our senior leadership, the comprehensive search for our new Chief Executive Officer and significant volatility in our stock price. As a result of this analysis, in December 2022, our Compensation Committee recommended that (i) the annual non-employee director retainer be increased to approximate between the 50th and 75th percentile of cash compensation received by members of the boards of directors in such positions at these peer group companies; and (ii) the annual cash retainers for the non-executive chairperson and the chair and members of the Governance Committee be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors in such positions at these peer group companies. In February 2023, the Board approved these recommended changes, resulting in the cash compensation effective January 1, 2023 described above.
For additional information on the peer groups approved by the Compensation Committee in June 2021 and April 2022, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation-Setting Process—Competitive Positioning” below.
Under the 2007 Equity Plan, the aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board of Directors with respect to any calendar year may not exceed $1,000,000 in total value (calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,500,000.
Director Compensation Table
The following table sets forth all of the compensation awarded to or earned by each person who served as a non-employee director during 2022. Mr. Epstein, our only employee director, receives no compensation for Board service but is reimbursed for reasonable and customary travel expenses. Prior to his resignation as President and CEO and as a member of our Board in May 2022, Dr. Siegall received no compensation for Board service and was reimbursed for reasonable and customary travel expenses. Mr. Epstein’s compensation and Dr. Siegall’s compensation are described under “Compensation of Executive Officers” below.

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DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash in 2022(1) $	Stock Awards(2) $	Option Awards(3) $	Total $
Felix J. Baker, Ph.D.(4)(13)	130,000	203,852	194,675	528,527
David W. Gryska(5)(13)	85,000	203,852	194,675	483,527
Ted W. Love M.D.(6)(13)	72,500	203,852	194,675	471,027
John A. Orwin(7)(13)	70,000	203,852	194,675	468,527
Alpna H. Seth, Ph.D.(8)(13)	72,500	203,852	194,675	471,027
Nancy A. Simonian, M.D.(9)(13)	76,000	203,852	194,675	474,527
Sandra M. Swain, M.D.(10)(13)	8,641	107,333	98,757	214,731
Daniel G. Welch(11)(13)	70,000	203,852	194,675	468,527
Marc E. Lippman, M.D.(12)	25,033	—	—	25,033
(1)Fees paid in cash for Board and Committee services reflect the retainers for 2022 as discussed above.
(2)The amounts in this column represent the aggregate full grant date fair value of RSU awards granted during 2022 in accordance with FASB ASC Topic 718 with no estimate for future forfeitures, which value is based on the closing price of our common stock on the date of grant of November 9, 2022 with respect to Dr. Swain and May 13, 2022 and with respect to all other directors.
(3)The amounts in this column represent the aggregate full grant date fair value of options granted during 2022 calculated in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The option awards amounts represent the grant date fair value of options granted on November 9, 2022 with respect to Dr. Swain and May 13, 2022 with respect to all other directors.
(4)Dr. Baker served as our lead independent director/ non-executive chair, chair of our Compensation Committee and a member of our Governance Committee in 2022. The fees earned included a $60,000 retainer for Board service, a $40,000 retainer for service as the lead independent director / non-executive chair, a $22,000 retainer for service as the chair of our Compensation Committee, and a $8,000 retainer for service as a member of our Governance Committee.
(5)Mr. Gryska served as chair of our Audit Committee in 2022. The fees earned included a $60,000 retainer for Board service and a $25,000 retainer for service as chair of our Audit Committee.
(6)Dr. Love served as a member of our Audit Committee in 2022. The fees earned included a retainer for Board service in the amount of $60,000 and a $12,500 retainer for service as a member of our Audit Committee.
(7)Mr. Orwin served as a member of our Compensation Committee during 2022. The fees earned included a $60,000 retainer for Board service and a $10,000 retainer for service as a member of our Compensation Committee.
(8)Dr. Seth served as a member of our Audit Committee in 2022. The fees earned included a $60,000 retainer for Board service and a $12,500 retainer for service as a member of our Audit Committee.
(9)Dr. Simonian served as chair of our Governance Committee in 2022. The fees earned included a $60,000 retainer for Board service and a $16,000 retainer for service as chair of our Governance Committee.
(10)Dr. Swain joined our Board in November 2022. The fees earned consisted entirely of a retainer for Board service.
(11)Mr. Welch served as a member of our Compensation Committee in 2022. The fees earned included a $60,000 retainer for Board service and a $10,000 retainer for service as a member of our Compensation Committee.
(12)Dr. Lippman resigned from our Board in May 2022. The fees earned included a $22,088 retainer for Board service and a $2,945 retainer for service as a member of our Governance Committee.
(13)As of December 31, 2022, our non-employee directors held outstanding stock awards and options, as follows:

Name	Number of Shares Underlying Outstanding Restricted Stock Units	Number of Shares Subject to Outstanding Options
Felix J. Baker, Ph.D.	1,503	71,887
David W. Gryska	1,503	71,887
Ted W. Love, M.D.	2,402	11,598
John A. Orwin	1,503	66,887
Alpna H. Seth, Ph.D.	1,503	31,597
Nancy A. Simonian, M.D.	1,503	63,137
Sandra M. Swain, M.D.	778	1,763
Daniel G. Welch	1,503	54,387
Marc E. Lippman, M.D.(1)	—	22,931
(1)In connection with his resignation from the Board on May 13, 2022, we entered into a consulting agreement with Dr. Lippman, which expired on December 31, 2022. Under the consulting agreement, Dr. Lippman’s unvested equity awards previously granted continued to vest during the term of the consulting agreement in accordance with their terms, and Dr. Lippman had three months from the expiration date of the consulting agreement to exercise any options held by Dr. Lippman that were vested and exercisable as of such expiration date.

2023 PROXY STATEMENT	45

Executive Officers

The executive officers of Seagen, their ages as of April 19, 2023, and certain other information about them are set forth below:

Non-Director Executive Officers	Age	Company Positions/Offices
David R. Epstein	61	Chief Executive Officer
Todd E. Simpson	62	Chief Financial Officer
Roger D. Dansey, M.D.	67	President, Research and Development and Chief Medical Officer
Vaughn B. Himes, Ph.D.	62	Chief Technical Officer
Jean I. Liu	54	Chief Legal Officer
Chip R. Romp	55	Executive Vice President, Commercial U.S.
Executive Officer Profiles

David R. Epstein	Chief Executive Officer

David R. Epstein has served as our Chief Executive Officer since November 2022. Previously, Mr. Epstein served from January 2017 to October 2022 as an executive partner at Flagship Pioneering. From January 2010 to July 2016, he served as Chief Executive Officer of Novartis Pharmaceuticals, a division of Novartis AG. Previously, Mr. Epstein started and led Novartis’ Oncology and Molecular Diagnostic units. Mr. Epstein has extensive public and private company board experience, and currently serves on the board of directors of OPY Acquisition Corp. I and Senti Biosciences, Inc. Mr. Epstein previously served as a member of the board of directors of Evelo Biosciences, Inc. from March 2017 to February 2023 and as chair of such board of directors from September 2019 to June 2022. He also previously served as chairman and as a member of the board of directors of Axcella Health Inc. from December 2017 to October 2022 and of Rubius Therapeutics, Inc. from January 2017 to October 2022. Mr. Epstein also served on the board of International Flavors and Fragrances from January 2016 to January 2021. Mr. Epstein holds a B.S. Degree in Pharmacy from Rutgers University College of Pharmacy and an M.B.A. in Finance and Marketing from the Columbia University Graduate School of Business.

46

EXECUTIVE OFFICERS

Todd E. Simpson	Chief Financial Officer

Todd E. Simpson has served as our Chief Financial Officer since October 2005. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and CFO of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and CFO of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson currently serves as chairman of the board of directors of Neoleukin Therapeutics, Inc., a publicly-traded biotechnology company. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University.

Roger D. Dansey, M.D.	President, Research and Development and Chief Medical Officer

Roger D. Dansey, M.D. has served as our President, Research and Development since November 2022 and as our Chief Medical Officer since May 2018. Dr. Dansey served as our Interim Chief Executive Officer from May 2022 to November 2022. Prior to joining Seagen, Dr. Dansey served as Senior Vice President, Clinical Oncology Research at Merck & Co. from January 2015 through April 2018. While at Merck, Dr. Dansey was Therapeutic Area Head for Late Stage Oncology and was responsible for the ongoing registration efforts for KEYTRUDA® (pembrolizumab) across multiple tumor types. Prior to Merck, from August 2013 to December 2014, Dr. Dansey served as the Vice President, Oncology Clinical Research at Gilead Sciences, Inc. Dr. Dansey previously worked at Amgen in roles of increasing responsibility in Amgen’s oncology and hematology therapeutic areas, including as the Global Development Leader for XGEVA®. Dr. Dansey currently serves as a director of INOVIO Pharmaceuticals, Inc., a publicly-traded biotechnology company. Dr. Dansey received his Medical Degrees from the University of Witwatersrand, Johannesburg, South Africa.

Vaughn B. Himes, Ph.D.	Chief Technical Officer

Vaughn B. Himes, Ph.D. has served as our Chief Technical Officer since August 2016. Dr. Himes joined Seagen as Executive Vice President, Technical Operations in April 2009 and served as our Executive Vice President, Technical Operations and Process Science from July 2012 until August 2016. Previously, Dr. Himes was with ZymoGenetics, Inc. from November 2005 to March 2009, most recently as Senior Vice President, Technical Operations where his responsibilities included commercial and clinical manufacturing, supply chain and logistics, quality control and process development. From March 2003 to October 2005, he was Vice President, Manufacturing at Corixa, Inc. Prior to that, he held Vice President positions in manufacturing and development at Targeted Genetics and Genovo, Inc. Dr. Himes currently serves as a director of Achieve Life Sciences, Inc., a publicly-traded biotechnology company. Dr. Himes received a B.A. in Chemistry from Pomona College in California and a Ph.D. in Chemical Engineering from the University of Minnesota.

2023 PROXY STATEMENT	47

EXECUTIVE OFFICERS

Jean I. Liu	Chief Legal Officer

Jean I. Liu has served as our Chief Legal Officer since December 2021 and as our Corporate Secretary since November 2014. She also served as our General Counsel, Executive Vice President, Legal Affairs from November 2014 to December 2021. Prior to that, she served as Vice President and General Counsel of Halozyme Therapeutics, Inc., a publicly-traded biotechnology company, from November 2011 to November 2014. From 1998 to 2011, she was with Durect Corporation, a publicly-traded biotechnology company, where she served in positions of increasing responsibility, including most recently Chief Legal Officer and Corporate Secretary. Prior to Durect, Ms. Liu was with the law firms of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) and Venture Law Group where she focused on broad areas of legal advisory for early stage companies, including technology transfer, licensing, and intellectual property litigation. Ms. Liu serves as a director of Connect Biopharma Holdings Ltd., a publicly-traded biotechnology company, and Erasca, Inc., a publicly-traded clinical-stage precision oncology company. Ms. Liu received her B.S. in Cellular and Molecular Biology with highest distinction from the University of Michigan, her M.S. in Biology from Stanford University and her J.D. from Columbia University where she was a Harlan Fiske Stone Scholar.

Chip R. Romp	Executive Vice President, Commercial U.S.

Chip R. Romp has served as our Executive Vice President, Commercial U.S. since April 2020. Prior to that, he served in various capacities with Seagen, including Senior Vice President from February 2014 to April 2020 and Vice President from May 2010 to February 2014. From 1998 to 2010, he was with Genentech (a member of the Roche Group) where he was a National Sales Director for oncology and immunology products. Prior to Genentech, Mr. Romp was a product manager at Marquette Medical Systems, which was acquired by GE, and a pharmaceutical sales representative at Sankyo Park Davis and GlaxoSmithKline. Mr. Romp holds an M.B.A. from Saint Leo University (formerly Saint Leo College) and a B.A. from the University of Florida.

48

PROPOSAL NO. 2
Advisory Vote on Executive Compensation (“Say-on-Pay”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, we ask shareholders to cast an advisory vote to approve the compensation of our named executive officers disclosed in the “Compensation of Executive Officers” section of this proxy statement. While this vote is non-binding, we value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions. As described in the Compensation Discussion and Analysis below, we believe that our executive compensation program strongly aligns pay with company performance and the interests of our shareholders.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Unless our Board of Directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2024 Annual Meeting of Shareholders. In addition, our shareholders are able to indicate by advisory vote at our Annual Meeting their preference as to the frequency of future advisory votes on the compensation of our named executive officers, as described in Proposal No. 3 below.
Shareholder approval of this Proposal No. 2 will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.

The Board recommends a vote FOR this proposal No. 2.

2023 PROXY STATEMENT	49

PROPOSAL NO. 3
Advisory Vote on the Frequency of Future Say-on-Pay Votes

The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders to indicate their preference regarding how frequently we should seek advisory (non-binding) votes on the compensation of our named executive officers, as disclosed in our proxy statements pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal No. 3, shareholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers every one, two, or three years. Alternatively, shareholders may abstain from casting a vote.
At the 2017 Annual Meeting of Shareholders, we asked our shareholders to indicate if we should hold a say-on-pay vote every year, every two years or every three years. Consistent with the recommendation of our Board of Directors, our shareholders indicated by advisory vote their preference to hold a say-on-pay vote annually. After consideration of the voting results, and based upon its prior recommendation, our Board of Directors elected to hold a shareholder say-on-pay vote annually, which we have done since the 2017 Annual Meeting of Shareholders.
After careful consideration of this Proposal No. 3, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year remains the most appropriate alternative for Seagen, and therefore our Board of Directors recommends that you vote for a one-year interval for the shareholder advisory votes on executive compensation.
In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in our proxy statements every year. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that shareholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation.
While the Board believes that its recommendation is appropriate at this time, shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding shareholder advisory votes on the approval of our named executive officer compensation practices should be held every year, every two years or every three years. As required by our bylaws, the option among those choices receiving the majority of votes cast virtually or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our shareholders. The Board and the Compensation Committee value the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority of the votes cast support such frequency, the Board will consider our shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board or Seagen in any way, the Board may decide that it is in the best interests of our shareholders and Seagen to hold shareholder advisory votes on executive compensation more or less frequently than the option approved by our shareholders.

The Board recommends a vote of every 1 YEAR on this proposal No. 3.

50

Compensation of Executive Officers

A Message from the Compensation Committee
The last year was one of significant change for Seagen driven primarily by the resignation of our long-time CEO and co-founder, Clay B. Siegall, Ph.D. Our Board appointed our Chief Medical Officer, Roger D. Dansey, M.D. as Interim CEO upon Dr. Siegall’s departure and, after a lengthy and comprehensive search, the Board was excited to appoint David R. Epstein as Seagen’s new CEO in November 2022. Seagen’s stock price experienced significant volatility in 2022, partly in connection with the transition of senior leadership.
During this year of transition and volatility, we worked to further the interests of our shareholders by working to retain and properly compensate key leaders for their work during this transition and to continue to drive the business forward without interruption. The fact that the Company was able to deliver on key commercial and R&D milestones during this transition is a testament to the leadership of Dr. Dansey in his role as Interim CEO, and the strength and commitment of both our senior leadership team and the employee population as a whole.
We are committed to ensuring that our compensation program helps support and drive the Company’s focus to discover, develop and commercialize transformative medicines targeting cancer to make a meaningful difference in people’s lives and are proud of the accomplishments of the Company in 2022.
With approval from over 84% of votes cast on the say-on-pay vote at the 2022 Annual Meeting of Shareholders, it is clear that a substantial majority of shareholders felt that our executive compensation program in 2021 was aligned with our business strategy and performance. However, even with that high level of support, we took that vote seriously and continued our outreach efforts to seek to learn and improve the way we tie our programs to the strategy and performance of the Company. This feedback played a major part in how we structured the new hire compensation package for Mr. Epstein as well as the annual grants for our senior leaders. Hiring the right CEO for the next phase of Seagen’s journey and ensuring proper pay-for-performance for the long term was critical.
We remain committed to listening to shareholder feedback as we continue to evaluate and refine the Company’s compensation programs and ask for your support in this year’s say-on-pay vote.
Sincerely,

Felix J. Baker, Ph.D. (chair)	John A. Orwin	Daniel G. Welch

2023 PROXY STATEMENT	51

Compensation Discussion & Analysis

Executive Summary
This Compensation Discussion and Analysis describes how the Compensation Committee determined the total compensation for the following executive officers during the year ended December 31, 2022, whom we refer to as our named executive officers:

David R. Epstein Chief Executive Officer, or CEO	Todd E. Simpson Chief Financial Officer	Roger D. Dansey, M.D. President, Research and Development and Chief Medical Officer

Jean I. Liu Chief Legal Officer	Chip R. Romp Executive Vice President, Commercial U.S.	Vaughn B. Himes Chief Technical Officer
Our named executive officers also include Clay B. Siegall, Ph.D., our former Chairman, President and Chief Executive Officer, who resigned from his positions with Seagen effective May 15, 2022.
This Compensation Discussion and Analysis also describes our overall executive compensation philosophy, objectives and practices, as well as the Compensation Committee’s decisions and determinations regarding executive compensation for 2022.

52

COMPENSATION DISCUSSION & ANALYSIS
Compensation Philosophy and Objectives
Our compensation philosophy is to provide overall compensation that is competitive with biotechnology peers to attract and retain the highest caliber executive talent. Key objectives of our executive compensation program include:

Supporting our business strategy	Aligning pay with company performance and executive officer performance with shareholder interests	Attracting, retaining and motivating our executive officers and maintaining competitiveness with companies we compete with for talent	Rewarding success in building both short- and long-term growth

Weighting pay deliberately toward “at risk” performance-based compensation	Ensuring that our pay practices are executed consistently and fairly for all executives, regardless of ethnicity or gender	Motivating performance that aligns with our corporate values of integrity, scientific excellence, teamwork, innovation and mutual respect

Key Compensation Changes and Highlights for 2022

Increased the Percentage of our Named Executive Officers’ Equity Awards Granted in the Form of PSUs	As part of our annual equity grant process in August, the equity grants for our named executive officers consisted of approximately 40% PSUs and 60% RSU awards, compared to 20% PSUs, 40% RSUs, and 40% options in 2021. Weighting these awards more heavily towards performance-based compensation was aligned with investor feedback.
Granted Performance-Based Option Awards	To ensure a focus on long-term value creation for our shareholders, we granted performance-based options with performance conditions based on the price of Seagen common stock to Mr. Epstein as our CEO and Dr. Dansey as our President, Research and Development and Chief Medical Officer. These grants further align compensation with shareholder return.
Amended and Restated Executive Employment Agreements with all Executives to Update Change of Control Definition	In 2022, we amended and restated our executive employment agreements with all of our executives to update the definition of change of control, or CIC. Under the updated CIC definition, the CIC-protection period increased from a period beginning upon a CIC and ending 12 months after a CIC to a period beginning three months prior to a CIC and ending 18 months after a CIC. These changes were intended to align with the market and ensure stability of leadership in the event of a CIC.

2023 PROXY STATEMENT	53

COMPENSATION DISCUSSION & ANALYSIS
Business Highlights
In 2022, Seagen achieved multiple important business, regulatory and development milestones, despite significant challenges. We reported total revenues of $2.0 billion including a 23% annual increase in net product sales to $1.7 billion driven by strong demand for our portfolio of approved products. PADCEV and ADCETRIS had significant double-digit percentage growth in 2022 compared to 2021, while more modest growth was realized for TUKYSA due to competitive headwinds. TIVDAK had meaningful adoption in its first full year of availability.
We are focused on optimizing the full potential of our commercial portfolio. Our development efforts are designed to expand our approved products beyond their current indications and support additional global approvals. In 2022, we made significant progress clinically with our commercial products reporting positive results for multiple pivotal trials that have resulted in three U.S. product label expansions. This included the approval of a seventh labeled indication for ADCETRIS in children with advanced Hodgkin lymphoma and, in early 2023, accelerated approval of TUKYSA for previously treated RAS wild-type HER2-positive metastatic colorectal cancer, the first FDA approved treatment directed at HER2 for patients with this type of cancer.*
Further, in April 2023, the FDA granted PADCEV with KEYTRUDA accelerated approval in the U.S. as a combination therapy for the treatment of adult patients with locally advanced or metastatic urothelial cancer who are not eligible to receive cisplatin-containing chemotherapy.** We believe this has the potential to be a meaningful growth driver for the brand in the U.S. Additionally, we completed enrollment in a phase 3 clinical trial for PADCEV in first-line metastatic urothelial cancer targeting a broader patient population which could potentially serve to expand its use in the U.S. and serve as a basis for global approvals.
We have also worked to broaden our commercial infrastructure outside of the U.S., and we now have a presence in 17 countries while utilizing strategic partnerships to deliver our medicines to patients in need around the world.
In 2022, PADCEV received approval in the European Union and other countries. We are expecting product launches in additional countries during 2023.

TOTAL REVENUES(1) $2.0B in 2022

NET PRODUCT SALES Dollars in Millions

COMMERCIAL PRODUCTS

	CUMULATIVE TOTAL SHAREHOLDER RETURN as of December 31, 2022
	1-YEAR	3-YEAR	5-YEAR
Seagen	(17)%	12%	140%
Nasdaq Biotechnology Index(3)	(10)%	14%	30%
(1)Includes net product sales, royalty revenues and collaboration and license agreement revenues.
(2)Nasdaq Biotechnology Index reflects total returns including stock price appreciation and reinvested dividends.
*    Continued approval for TUKYSA in this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.
**    Continued approval for PADCEV with KEYTRUDA in this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.

54

COMPENSATION DISCUSSION & ANALYSIS
We are making significant investments in our pipeline and new technologies that we believe are important to ensuring long-term growth. During 2022, we expanded our pipeline and now expect that by the end of 2023 we will be advancing 18 clinical-stage programs in areas of high unmet need. These programs target an array of solid tumors and blood cancers and employ our industry-leading ADC technologies as well as other targeting modalities. We continue to enter into agreements to access new assets that are complementary to our expertise. In 2022, we secured global rights to an exciting bispecific T-cell engager for solid tumors and entered into a collaboration with Sanofi for the development of multiple novel ADCs.
We expect numerous important milestones in 2023, including data readouts across our commercial portfolio which could potentially expand these products’ labels. In addition to reporting data across our portfolio we will continue with planned launches of our products in countries outside of the U.S. Additionally, we expect to report data and initiate several important clinical trials for our pipeline assets as well as continuing to advance our innovative technologies for the long-term.
Pay Mix
As an executive’s ability to impact operational performance increases, so does the proportion of at-risk compensation. Target long-term incentive compensation grows proportionately as job responsibilities increase, which encourages our executives to focus on the Company’s long-term success and aligns with the long-term interests of our shareholders. The charts below show the mix of the target compensation of our CEO and the average target compensation of our other named executive officers in 2022.
2022 TARGET COMPENSATION AT RISK

97.5% at risk
CEO(1)

87.7% at risk
Other Named Executive Officer Average(2)
(1)For purposes of this CEO chart, target compensation includes Mr. Epstein’s annualized base salary and target annual cash incentive as set at the time of his hire on November 9, 2022; the grant date fair value of the time-based option award and RSU award that Mr. Epstein received in connection with his hire on November 9, 2022; and the accounting value of the special, one-time award of performance-based options that Mr. Epstein received in connection with his hire on November 9, 2022. Mr. Epstein’s new hire grants, which are reflected in the pay mix shown here, are non-recurring and therefore the pay mix shown here does not reflect the anticipated pay mix for Mr. Epstein for future years.
(2)For purposes of this chart, other named executive officers includes: Dr. Dansey, Mr. Simpson, Ms. Liu, Mr. Romp, and Mr. Himes. For this chart, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in January 2022 (except for Dr. Dansey) and target annual equity awards determined by the Compensation Committee in August 2022. Target compensation for Dr. Dansey includes annualized base salary and target annual cash incentive award as approved by the Compensation Committee in November 2022 for his position as President, Research and Development and Chief Medical Officer. This chart does not include other forms of compensation these executive officers received, including those described under the heading “Compensation-Setting Process—Other Pay Elements—Discretionary and Other Equity Awards.”

2023 PROXY STATEMENT	55

COMPENSATION DISCUSSION & ANALYSIS
Our Executive Compensation Practices

What We Do	What We Don’t Do
  Pay for Performance. We design our executive compensation program to align pay with Company performance.
  Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including annual cash incentives and long-term equity incentives, such as stock options and PSUs, to align the interests of our executive officers and shareholders.
  Double-Trigger Vesting. Our equity awards generally contain double-trigger accelerated vesting provisions in the event of a change in control. Cash amounts payable upon a change in control are also subject to a double trigger.
  Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.
  Independent Compensation Advisor Reports Directly to the Compensation Committee. The Compensation Committee engages its own compensation consultant to assist with making compensation decisions.
  Annual Market Review of Executive Compensation. The Compensation Committee and its compensation consultant annually assess the Company’s peer group and the competitiveness and market alignment of our compensation plans and practices.
  Stock Ownership Guidelines for Directors and Executive Officers. We maintain a policy that requires minimum ownership of our common stock by our CEO and other executive officers.

  Multi-Year Vesting Requirements. The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.
  Annual Say-on-Pay Vote. We hold an annual say-on-pay advisory vote for shareholders.
  Active Shareholder Engagement Program. We proactively engage with our shareholders throughout the year.
  Clawback Policy. We have a policy that provides for the recoupment of cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws and it is determined that such non-compliance was due in whole or in part to such executive’s misconduct.
  Cap on Annual Cash Bonuses. Each executive officer’s annual bonus is capped at 200% of the target award amount.
  Minimize Inappropriate Risk Taking. Our compensation program is weighted toward long-term incentive compensation to discourage short-term risk taking, and it includes goals that are quantifiable with objective criteria, multiple performance measures and caps on short-term incentive compensation.
  Competitive Peer Group. Our Compensation Committee selects our peers from publicly traded biotechnology companies that are similar to us with respect to market capitalization, revenue, headcount, commercialization stage, and research focus, while also taking into account a number of qualitative criteria.

 No Special Health or Welfare Benefits for Executives. Our executive officers participate in broad-based, Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Executives do not have access to special benefits programs.
 No Hedging or Pledging Permitted. Our insider trading policy prohibits our employees (including executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.
 No Stock Option Repricing. Our equity plan does not permit repricing underwater stock options without shareholder approval.

56

COMPENSATION DISCUSSION & ANALYSIS
Leadership Transition
In November 2022, our Board appointed David R. Epstein as Chief Executive Officer and as a member of the Board of Directors following the resignation of Clay B. Siegall, Ph.D. as President, Chief Executive Officer and as a member of our Board, pursuant to a mutual agreement between Seagen and Dr. Siegall in May 2022 pursuant to which the parties agreed to treat Dr. Siegall’s departure as an involuntary termination for severance purposes under his employment agreement. Roger D. Dansey. M.D., our Chief Medical Officer, served as Interim Chief Executive Officer from May 2022 through Mr. Epstein’s appointment in November 2022.
Thoughtful CEO Transition
Through a thoughtful and comprehensive search process, the Board arrived at the unanimous decision that Mr. Epstein’s background and experience made him the right leader for Seagen.
When determining the pay package for Mr. Epstein, the Compensation Committee considered the following experience that Mr. Epstein brings to the role of CEO:
•More than 30 years of experience in the biopharmaceutical industry;
•More than 25 years at Novartis where he built and served as President & CEO of its oncology business unit from initiation to second largest in the world;
•Over six years as CEO of Novartis Pharmaceuticals, a division of Novartis AG; and
•Over six years at Flagship Pioneering and as a member of the boards of directors of other public biotechnology companies.
In negotiating Mr. Epstein’s compensation package, the Compensation Committee, advised by its independent compensation consultant, sought to deliver compensation that was commensurate with Mr. Epstein’s unique capabilities and experience in a very competitive labor market.
Base Salary & Bonus Target
In connection with Mr. Epstein’s appointment as CEO, his initial annual base salary was set at $1,500,000 and his target annual incentive opportunity under our executive bonus plan was set at 150% of his annual base salary. In negotiating these terms of Mr. Epstein’s compensation package, the Compensation Committee considered market data on compensation for Mr. Epstein's role, the timing of the leadership transition at a key inflection point in the Company's business, as well as Mr. Epstein's unique capabilities and extensive experience.
Relocation Support
The Compensation Committee believes that in-person leadership and interaction is important for our CEO and having Mr. Epstein in the Seattle, Washington area where Seagen is headquartered is essential for this to occur. Accordingly, we agreed to provide Mr. Epstein with a one-time relocation payment in the amount of $6,000,000 and certain relocation and temporary living cost benefits. The relocation payment was paid in March 2023 upon the time Mr. Epstein and his family established residence in the Seattle, Washington area, and is subject to pro-rated repayment upon certain events prior to the sixth anniversary of the relocation payment, including if Mr. Epstein ceases to have his primary residence in the Seattle area or if Mr. Epstein ceases to be employed by the Company for any reason other than death, disability, or an involuntary termination in connection with a change in control.

2023 PROXY STATEMENT	57

COMPENSATION DISCUSSION & ANALYSIS
New-Hire Equity Compensation
In determining the size and structure of Mr. Epstein’s one-time new-hire awards, the Compensation Committee considered the following factors:
•The market: The Compensation Committee reviewed a market analysis, prepared by our independent compensation consultant, Aon, of practices for new hire equity compensation among the peer group approved by the Compensation Committee, with input provided by senior management and Aon, in April 2022 and determined that a grant made up of 50% time-based stock options and 50% RSUs totaling approximately $28,000,000, was appropriate given the market for new CEOs. For additional information on this peer group, please see “Compensation-Setting Process—Competitive Positioning” below. Mr. Epstein’s time-based stock options and RSUs are subject to the Company’s stock ownership guidelines and clawback policy.
•Mr. Epstein’s unique capabilities and experience: Mr. Epstein’s demonstrated ability to build and scale a global oncology business, his experience in both large multi-faceted organizations and small biotechnology startups, combined with deep oncology knowledge, provide the strategic and operational expertise needed to lead Seagen to the next level. The Compensation Committee considered the very small pool of leaders with his unique capabilities and experience in a very competitive labor market.
•The need to drive future shareholder value: As part of Mr. Epstein’s new hire compensation, he was also awarded 400,000 options to purchase the Company’s stock, subject to both time-based and performance-based vesting. The performance-based vesting consists of five tranches, such that the options will only vest if our common stock achieves specific price hurdles. The stock price hurdles are each between 8% and 21% higher than the prior hurdle with the final price hurdle being more than double the stock price at the time Mr. Epstein’s performance-based stock option grant was made. The stock must trade at or above the hurdle for 50 out of 60 consecutive trading days and for at least 15 days during a single period when the trading window for directors and executive leadership is open. The time vesting condition of these options also encourages retention with 1/3 of each tranche vesting upon achievement of the price hurdle, 1/3 vesting 9 months later, and the final 1/3 vesting 18 months after achievement of the price hurdle, in each case subject to continued employment. We believe the achievement of these milestones will translate into significant value for our shareholders.
•Offsetting Mr. Epstein’s forgone compensation: Due to his membership on the boards of several public companies and his prior role at Flagship Pioneering, in order to attract Mr. Epstein to Seagen, his compensation package is designed to offset the significant equity compensation he was required to forgo in order to join Seagen.

58

COMPENSATION DISCUSSION & ANALYSIS
Mr. Epstein’s 2022 new hire equity awards and one-time payments were as follows:

Award Type and Target Award Value	Material Vesting Terms	Award Purpose / Design Considerations
Performance-Based Options 400,000 Shares(1)
•Performance vesting in tranches tied to Seagen’s common stock achieving certain stock price targets.
•Each such tranche will time-vest 1/3 on the date of performance vesting, 1/3 on the nine month anniversary of performance vesting and 1/3 on the 18 month anniversary of performance vesting
•Unearned portions of the option award will generally be forfeited if the performance vesting conditions are not met on the earlier of (1) December 31, 2028 and (2) a change of control

Seagen is at a key inflection point where growth and transformation are both expected and required. Having our new CEO incentivized from the beginning to drive this growth was critical in formulating his compensation package.
Additionally, although performance-based equity is inherently at-risk, performance-based options have the additional risk of having no value if the stock drops below its grant price. Having this added risk and incentive was a key driver in determining the performance equity vehicle to use for such a significant and important component of Mr. Epstein’s compensation package.

Time-Based Options $14 Million(2)	•Time vesting with twenty-five percent of the award vesting on the first anniversary of Mr. Epstein’s start date and 1/36th of the remaining award vesting in equal monthly installments thereafter	We believe that stock options are performance-based as they provide value only when shareholders also see an increase in stock price. These time-based options help to ensure shareholder alignment.
RSUs $14 Million(3)	•Annual time vesting over four years	We believe that a four-year vesting schedule is aligned with our peer group and is designed to retain executives for the long term.
Relocation Payment $6 Million
•Paid upon the time Mr. Epstein and his family established residence in the Seattle, Washington area and subject to pro-rated repayment upon certain termination events prior to the sixth anniversary of the relocation payment
We believe that in-person leadership and interaction is important for our CEO and having Mr. Epstein in the Seattle, Washington area where Seagen is headquartered is essential for this to occur.
(1)The accounting fair value of this special performance-based option grant was approximately $27,177,600, which was determined using a Monte Carlo simulation model. The Monte Carlo simulation model estimates the fair value using multiple assumptions including the stock price on the date of grant, the risk-free interest rate, the expected dividend, the expected life, and the expected volatility.
(2)The actual number of shares underlying the time-based option grant was calculated based on an approximation of the target award value based on the average closing stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation. As a result, the reported grant date fair value differs from the target amount.
(3)The actual number of shares underlying the RSU grant was calculated by dividing the target value of the RSU award by the average closing stock price during the 30 calendar days preceding the effective date of the grant. As a result, the reported grant date fair value differs from the target amount.
CEO’s Compensation Beginning in 2023
In accordance with the Company’s standard policies, Mr. Epstein was not eligible for a merit increase in base compensation for 2023 or for a cash incentive award with respect to 2022 performance due to the timing of his hire date. Mr. Epstein will be eligible for an equity award as part of our annual equity grant, which is typically in August.

2023 PROXY STATEMENT	59

COMPENSATION DISCUSSION & ANALYSIS
Separation Agreement with Clay B. Siegall, Ph.D.
On May 15, 2022, we entered into a letter agreement with Dr. Siegall, or the Siegall Separation Agreement, pursuant to which we and Dr. Siegall mutually agreed that Dr. Siegall would resign as our President, Chief Executive Officer and as a member of the Board effective May 15, 2022, or the Separation Date. At the time there were well-publicized allegations against Dr. Siegall that, if true, would have constituted a violation of Seagen’s corporate policies. In light of the disruptive and distracting nature of the allegations, the Company and Dr. Siegall mutually agreed that Dr. Siegall would resign to protect the Company from further reputational harm. Since allegations alone would not constitute “cause” under Dr. Siegall’s employment agreement, the parties agreed to treat his separation as an involuntary termination under his employment agreement. Notwithstanding the separation, a previously-formed committee of independent directors of the Board determined to continue the ongoing, thorough investigation into the allegations being conducted by an independent law firm.
Pursuant to the Siegall Separation Agreement, subject to a general release and waiver of claims against the Company, the Board agreed to provide Dr. Siegall with the following severance benefits that he would have been entitled to in connection with an involuntary termination under his amended and restated employment agreement effective February 9, 2022:
•1.5 times the sum of Dr. Siegall’s annual salary and target annual bonus opportunity for 2022;
•COBRA health insurance premiums for 18 months following the Separation Date; and
•acceleration of his outstanding and unvested restricted stock unit and stock option awards by an additional 18 months following the Separation Date.
In addition, due to the unique positions held by Dr. Siegall as Chairman, President, Chief Executive Officer and co-founder, his employment at the Company for 25 years, his scientific and business knowledge specific to our products and technologies, and the on-going investigation of his conduct by the independent committee of the Board, the Board, considering it in the best interests of the Company and its shareholders, requested, and Dr. Siegall agreed to, the following additional terms and conditions not provided for in his employment agreement:
•to reasonably cooperate with us in any investigation, litigation, arbitration or regulatory proceeding regarding events that occurred during his tenure with the Company or its affiliates, upon our request until December 31, 2022;
•deferral of payment of any severance amounts and equity acceleration to which he would be entitled under his employment agreement until March 13, 2023; and
•for a period ending from the earlier of December 31, 2023 or any change of control (as defined in his employment agreement):
•an extension of the non-competition and non-solicitation covenants in the Proprietary Information and Inventions Agreement between Dr. Siegall and the Company dated August 30, 2019, or the PIIA; and
•a clawback consisting of his forfeiture of any right to any of the payments or benefits under the Siegall Separation Agreement and prompt repayment of any portion of such amounts already paid in the event (A) he breaches any of the terms of the PIIA, or (B) there was “cause” (as defined in his employment agreement) for his termination as of the Separation Date.
These terms were negotiated between the Board and Dr. Siegall and were not provided for under his employment agreement.

60

COMPENSATION DISCUSSION & ANALYSIS

The delay in the payment of Dr. Siegall’s severance until March 13, 2023 combined with the extended clawback period through the earlier of December 31, 2023 or change of control were negotiated by the Board to ensure the independent committee of the Board could complete its investigation prior to the payment of his severance and that the Company would be able to claw back any payments made under the Siegall Separation Agreement if there was “cause” for his termination as of the Separation Date or if he breached his non-solicitation and non-competition covenants during such period.

In consideration for the additional covenants agreed to by Dr. Siegall, we agreed that the exercisability of his vested options would be extended to December 31, 2023 (or, if earlier, their expiration) and that 5/6ths of his PSUs granted in 2019 would remain eligible to vest on March 13, 2023 based on actual performance through December 31, 2022, and further agreed that in the event that a change of control occurs on or prior to December 31, 2023, notwithstanding his earlier termination, Dr. Siegall would receive the remaining severance, equity vesting, and healthcare benefits that he would have been entitled to under his employment agreement had he been terminated in connection with such change of control. If the Merger closes on or prior to December 31, 2023, Dr. Siegall would be entitled to receive:
•an additional cash payment equal to (i) 1.5 times the sum of Dr. Siegall’s annual salary and target annual bonus opportunity for 2022 plus (ii) Dr. Siegall’s target annual bonus opportunity for the fiscal year ended December 31, 2022 multiplied by 0.37;
•an additional 18 months of COBRA health insurance premiums (for a total of 36 months);
•full acceleration of any of his remaining outstanding and unvested (a) restricted stock units subject only to time-based vesting conditions and (b) stock option awards; and
•vesting of (a) the remaining 1/6 of the PSU awards granted to Dr. Siegall in 2019 and (b) all other PSU awards, with any performance metrics measured on the change in control in the same manner as the PSUs held by members of the Company’s executive leadership team.
Pursuant to the Siegall Separation Agreement, on March 13, 2023 Dr. Siegall received a cash payment of $3,860,325. For additional detail please see footnote 7 to the Summary Compensation Table below.
At the conclusion of a thorough investigation conducted by an independent law firm and overseen by a Board committee consisting entirely of independent directors, it was concluded that the findings did not support a termination for “cause” for Dr. Siegall’s termination as of the Separation Date and therefore there was no basis to withhold Dr. Siegall’s severance on March 13, 2023, which payment was due and made in accordance with the terms of the Siegall Separation Agreement. The Company understands that prosecutors declined to charge Dr. Siegall with any criminal offense.

2023 PROXY STATEMENT	61

COMPENSATION DISCUSSION & ANALYSIS
Principal Elements of Pay
Our 2022 executive compensation program generally consisted of three principal components, as further described below. From time to time, we also provide other forms of compensation, including discretionary and other cash bonuses and equity awards and other cash and/or equity long-term incentive plans or awards when the Compensation Committee determines it is appropriate to do so. In addition, we provide 401(k) and benefits plans to executives on the same basis as our other employees and we provide certain other limited remuneration to them. For additional information, please see “Compensation-Setting Process” and “Summary Compensation Table” below.
Percentage of 2022 Target Compensation

Proposals

CEO(1)
Average of Other Named
Executive Officers(2)

Description and Purpose

Base
Salary
Competitive fixed cash compensation used to attract and retain talented executives.

Annual
Cash
Incentive
Awards
Cash incentives designed to reward executive officers for successful corporate performance against Board-approved annual bonus goals and individual performance toward achieving corporate goals.

Long-Term
Equity
Awards
Equity awards designed to align each executive officer’s incentives with long-term shareholder value creation, including stock option and RSU awards subject to time-based vesting over a four- year period and PSU awards subject to performance-based vesting with a three-year performance period.

(1)For purposes of this CEO chart, target compensation includes Mr. Epstein’s annualized base salary and target annual cash incentive as set at the time of his hire on November 9, 2022; the grant date fair value of the time-based option award and RSU award that Mr. Epstein received in connection with his hire on November 9, 2022; and the accounting value of the special, one-time award of performance-based options that Mr. Epstein received in connection with his hire on November 9, 2022.
(2)For purposes of this chart, other named executive officers includes: Dr. Dansey, Mr. Simpson, Ms. Liu, Mr. Romp, and Mr. Himes. For this chart, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in January 2022 (except for Dr. Dansey) and target annual equity awards determined by the Compensation Committee in August 2022. Target compensation for Dr. Dansey includes annualized base salary and target annual cash incentive award as approved by the Compensation Committee in November 2022 for his position as President, Research and Development and Chief Medical Officer. This chart does not include other forms of compensation these executive officers received, including those described under the heading “Compensation-Setting Process—Other Pay Elements—Discretionary and Other Equity Awards.”

62

COMPENSATION DISCUSSION & ANALYSIS
Compensation-Setting Process
The Compensation Committee oversees, reviews, and approves our executive compensation program. The calendar below summarizes the key compensation-setting decisions made by our Compensation Committee throughout the year in 2022:

January — April

•Assess Company and individual performance in the prior year and determine corporate payout factor for corporate performance
•Approve annual bonus awards for the prior year and base salary adjustments based on prior year’s performance and market data on compensation for the executive’s position
•Finalize corporate and strategic goals for the upcoming year
•Approve annual equity budget

•Set annual bonus targets for the upcoming year as a percentage of base salary
•Review Compensation Committee charter
•Conduct compensation risk assessment
•Review director and executive officer share ownership against corporate ownership guidelines
•Review and approve Compensation Discussion and Analysis
•Approve investor outreach plan
•Update compensation peer group

October — December	June — August

•Review feedback from investor outreach
•Assess compensation governance practices
•Prepare for incentive plans for the following year
•Review director compensation against the market
•Succession planning for CEO and executives
•Review human capital management and DEI matters

•Conduct market assessment of base salaries, annual bonuses and long-term equity incentive compensation using new peer group
•Make market-based adjustments to base salaries and annual bonus award opportunities when appropriate
•Approve metrics and targets for annual equity award granting process
•Review and refresh performance- based equity programs, including 3-year financial and TSR targets
•Approve long-term RSU, stock option and PSU equity awards

Roles and Responsibilities
Role Of Executive Officers
Our CEO makes recommendations to the Compensation Committee with respect to base salary levels, annual cash incentive awards, individual performance assessments, and the amount of long-term equity awards to be granted to our executive officers (other than with respect to his own compensation) in consultation with Aon and our Executive Vice President, Human Resources. In addition, our CEO also reviews development plans, succession planning and possible promotion recommendations with the Compensation Committee. Our Executive Vice President, Human Resources supports the Compensation Committee in its work, including preparation of historical and prospective executive compensation data, review of peer group data and biotechnology market practices, and research in response to technical Compensation Committee inquiries. Other than as described above, neither our CEO nor any other executive officers take part in the Compensation Committee’s decisions regarding executive officer compensation.

2023 PROXY STATEMENT	63

COMPENSATION DISCUSSION & ANALYSIS
Role of Compensation Consultant
Aon provides support to the Compensation Committee on matters related to the compensation of our executive officers, including reviewing pay against the market, providing independent and expert advice relative to our pay programs and on executive level job offers, and ensuring that the Compensation Committee stays abreast of trends in practices and legislative updates and is equipped to properly make decisions regarding the Company’s compensation programs. In 2022, the cost of Aon’s consulting services directly related to Compensation Committee support was $269,548. In addition, in 2022, we obtained survey data used for broad-based compensation matters including executive benchmarking and equity policy development from Aon at a cost of $63,225. We also engaged an affiliate of Aon to provide investment consulting and insurance-related services, and the aggregate fees for these additional services in 2022 (not related to Aon’s Compensation Committee consulting services) were $349,528. The Compensation Committee previously approved management’s engagement of Aon’s affiliate to provide consulting and insurance-related services in connection with its engagement in 2020. In addition, the Company purchases non-executive compensation survey data and related services through Aon. While the Compensation Committee was aware of these activities, they did not review and approve such survey data, as they were reviewed and approved by management in the ordinary course of business. In 2022, the Compensation Committee analyzed whether the work of Aon as a compensation consultant raised any conflict of interest, taking into consideration the factors set forth in the SEC and Nasdaq rules regarding compensation advisor conflicts of interest and independence. The Compensation Committee determined that, based on those factors, Aon is independent and free from conflicts of interest.
Competitive Positioning
The Compensation Committee believes it is important to compare the mix and levels of compensation we offer to those offered by our peers in order to retain and incentivize the talented executive officers whose efforts are key to our long-term success. The Compensation Committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly.
2022 Peer Group
The compensation peer group used by the Compensation Committee to review compensation in August 2022 and January 2023 was approved by the Compensation Committee, with input provided by senior management and Aon, in April 2022. The criteria used to select this peer group are described below:
CORE CRITERIA

Sector	Publicly-traded, commercial-stage biopharmaceutical companies
Market Capitalization	~25%-~300% of our market capitalization (~$7B-~$70B)
Revenue	~25%-~300% of 2022 revenue, as projected in March 2022 (~$300M-~$5B)
Global Headcount	~25%-~300% of our headcount (~800-~10,000)
OTHER QUALITATIVE CRITERIA

Cutting Edge Research and Development	Focus on innovative, research-based R&D companies with cutting edge science and a preference for oncology focus
Headquarters Location	Primarily focused on U.S.-based companies
Past Peers	Preference given to past peer companies to ensure year-over-year stability
Recruiting	Companies that the Company competes with for talent are considered to help narrow the list
Cross-Pollination	Peers of peers and companies listing us as a peer, in addition to companies that comprise proxy advisor peer lists, will also be considered

64

COMPENSATION DISCUSSION & ANALYSIS
Based on this analysis, the Compensation Committee selected the following peer group in April 2022:
2022 PEER GROUP COMPANIES

Alnylam Pharmaceuticals, Inc.
BeiGene, Ltd.
Biogen Inc.
BioMarin Pharmaceutical Inc.
Exact Sciences Corporation
Exelixis, Inc.
Horizon Therapeutics plc
Incyte Corporation
Jazz Pharmaceuticals plc
Moderna, Inc.
Neurocrine Biosciences, Inc.
Regeneron Pharmaceuticals, Inc.
United Therapeutics Corporation
Vertex Pharmaceuticals Incorporated

	Seagen	Peer Group Median

	MARKET CAPITALIZATION (1)(2) ($ BILLIONS)

	75th Percentile	$30.1
	25th Percentile	$10.1
	Seagen Percentile Rank	70%

	REVENUE (1)(3) ($ BILLIONS)

	75th Percentile	$6.4
	25th Percentile	$1.4
	Seagen Percentile Rank	29%

	GLOBAL HEADCOUNT (1)(4)
Changes from Prior Peer Group
None

Alexion Pharmaceuticals, Inc.	75th Percentile	4,575
	25th Percentile	1,324
	Seagen Percentile Rank	65%

Alexion Pharmaceuticals, Inc. was removed because it was acquired by AstraZeneca and its shares ceased trading in July 2021.
(1)Based on data used by the Compensation Committee in April 2022 when selecting the peer group.
(2)Market capitalization is the 30-day average as of February 18, 2022.
(3)Revenue reflects the trailing twelve-month period most recently available as of March 2022.
(4)Global headcount is based on projections and other information available as of March 2022.

Prior Peer Group
The peer group used by the Compensation Committee when making salary and bonus target compensation decisions in January 2022 was approved by the Compensation Committee, with input provided by senior management and Aon, in June 2021. The criteria used to select this peer group were similar to the criteria used to select the new peer group in April 2022, as described above, and were applied to the data available to the Compensation Committee in June 2021. As of April 30, 2021, these prior peer group companies had a median 30-day-average market capitalization of approximately $20.7 billion, as compared to our 30-day-average market capitalization of approximately $26.1 billion. For the trailing twelve-month period most recently available as of April 2021, these prior peer group companies had median revenue of approximately $1.8 billion, as compared to our trailing twelve-month revenue of approximately $1.3 billion, and as of the most recently available information as of April 2021, these peer group companies had a median of 1,940 employees, as compared to our 2,092 employees.

2023 PROXY STATEMENT	65

COMPENSATION DISCUSSION & ANALYSIS
Base Salary
In considering the appropriate level of base salary for our named executive officers for 2022, the Compensation Committee referenced market data on compensation for the executive’s position and considered aspects of individual performance. In making such determinations, the Compensation Committee also considered any changes in the executive’s job duties and responsibilities due to growth and scale of the organization or other changes, base compensation relative to our other executive officers and the scope and criticality of the executive’s role. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2022 Key Compensation Decisions.” The Compensation Committee did not apply a formula, but rather employed a holistic analysis of these factors using its professional judgment and experience. We compare executive base salaries to similar roles at our peer companies and review them annually to ensure competitiveness and internal equity for the value of our unique roles. The Compensation Committee does not target a specific percentile within our peer group to determine base salary levels for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as merely a reference point to assist us in developing programs designed to attract and retain exceptional talent and drive company performance.

Named Executive Officer	2021 Base Salary	2022 Base Salary(1)	Revised 2022 Base Salary	Total Percentage Increase
Mr. Epstein(2)	$—	$1,500,000	No adjustment	—%
Dr. Dansey(3)	$766,500	$820,200	$1,100,000	43.51%
Dr. Siegall(4)	$1,156,100	$1,225,500	No adjustment	6.00%
Mr. Simpson	$631,200	$677,800	No adjustment	7.38%
Ms. Liu	$650,000	$682,500	No adjustment	5.00%
Mr. Romp	$600,000	$630,000	No adjustment	5.00%
Mr. Himes	$579,100	$590,700	No adjustment	2.00%
(1)The Compensation Committee approved the 2022 base salaries in January 2022 (other than for Mr. Epstein), with the increases to be effective as of February 5, 2022.
(2)On November 8, 2022, the Board appointed Mr. Epstein as the Chief Executive Officer of the Company, effective as of November 9, 2022, with an initial base salary of $1,500,000.
(3)On May 5, 2022, the Board appointed Dr. Dansey as the Company’s Interim Chief Executive Officer. On May 27, 2022, in connection with Dr. Dansey’s appointment as Interim Chief Executive Officer, the Compensation Committee approved an interim base pay supplement for Dr. Dansey of $369,800 per year (the “Interim CEO Supplement”), to be prorated based on the amount of time spent in the Interim Chief Executive Officer role, effective beginning on May 16, 2022, resulting in total annualized base pay of $1,190,000 (the “Annualized Interim CEO Base Salary”). Effective November 9, 2022, Dr. Dansey was promoted to President, Research and Development and Chief Medical Officer, at which time his base salary was increased to $1,100,000 to establish competitive positioning in the market based on his new role.
(4)Effective May 15, 2022, Dr. Siegall resigned as President and Chief Executive Officer of the Company and as a member of the Board.
Annual Cash Incentive Awards
We maintain an annual cash incentive bonus plan, or the Executive Bonus Plan, which provides annual cash incentives designed to reward each executive officer for our corporate performance and for such officer’s individual contributions and performance toward achieving key corporate goals. The Executive Bonus Plan has a strong link to performance, focusing both on team-based corporate performance and individual functional and department performance under the executive’s remit. In the case of our CEO, 100% of his annual cash incentive award is linked to the performance of the Company against Board-approved corporate goals. This was also the case for Dr. Dansey for the period of time that he served as our Interim CEO. In the case of our other executive officers, under the Executive Bonus Plan for 2022, 50% of each executive’s annual cash incentive award was tied to corporate performance and 50% was tied to individual performance toward achieving corporate goals. Additionally, the funding approach on the individual component aligns with corporate performance. As a result, both the 50% that is based on corporate performance alone and the 50% that is modified by individual performance are tied to corporate results. Each executive officer’s annual cash incentive award is capped at 200% of the target award amount.

66

COMPENSATION DISCUSSION & ANALYSIS
Corporate Performance Goals
The corporate performance goals under the Executive Bonus Plan for 2022 were approved by the Board in February 2022. The 2022 performance goals were aggressive and set at challenging levels such that the attainment of executive target annual cash incentive award opportunities was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation Committee believes that each of these goals is strongly aligned to the creation of shareholder value.
The specific performance goals, and their relative weightings, established for 2022 are set forth below:

Maximize Potential of Four Approved Products	30%
•Achieve PADCEV launch and reimbursement milestones in Seagen territories
•Achieve further Europe and Canada market access milestones for TUKYSA to enable reimbursement
•Deliver on ongoing clinical trials and expansion strategies for approved products; make go/no-go decisions on new trials

Deliver Financial Results	25%	•Meet or exceed Board-approved annual sales target •Manage operating expense and capital expenditure spend within budget
Advance New Product Pipeline	20%	•Execute current trial and initiate new trials for disitamab vedotin; generate new data •Make at least two go/no-go program decisions
Enable Investigational New Drug Engine	10%
•Submit two or more investigational new drug applications
•Make Research Review Committee stage-gate decisions for three early-stage candidates
•Enhance product portfolio and ADC leadership through external innovation sources and business opportunities

Scale Infrastructure	10%
•Ensure uninterrupted commercial and clinical supply globally while maintaining global quality standards
•Strengthen global infrastructure, capabilities, and capacity
•Hire, develop, and retain a diverse workforce globally
•Make progress toward 2025 DEI targets

Support Shareholder Value and Engagement	5%	•Stock performance relative to appropriate biotechnology indices •Elevate ESG disclosures and practices

2023 PROXY STATEMENT	67

COMPENSATION DISCUSSION & ANALYSIS
Corporate Performance Levels
The Compensation Committee considered 2022 to be another strong year for our Company. In addition to meeting or exceeding most of our 2022 performance goals, the Compensation Committee believed that the Company had several other outstanding accomplishments, including continuing to perform at a high level throughout our 2022 leadership transition and strong results from our October 2022 employee engagement survey. To determine our corporate performance percentage for 2022, the Compensation Committee employed a holistic analysis that took into account both the extent to which the performance goals had been achieved or exceeded as well as the relative difficulty of achieving the goals that were met and any that were not met. The table below provides additional details about the Compensation Committee’s assessment of our actual performance against our 2022 corporate performance goals:

2022 Corporate Performance Goal	Relative Weighting	Highlights in 2022	Performance

Maximize Potential of Four Approved Products	30%
•We exceeded our ongoing clinical trial goals and expansion strategies for approved products including:
•FDA approval of expansion of ADCETRIS label in pediatric patients with previously untreated high risk classical Hodgkin lymphoma
•Submitted supplemental Biologics License Application, or sBLA, for PADCEV in first-line cisplatin-ineligible metastatic urothelial cancer based on EV-103 Dose Escalation/Cohort A and Cohort K
•Submitted sBLA seeking accelerated approval for TUKYSA in previously treated RAS wild-type HER2-positive metastatic colorectal cancer
•Submitted sBLA for ADCETRIS based on longer-term follow-up data from the phase 3 ECHELON-1 clinical trial demonstrating that ADCETRIS in combination with chemotherapy resulted in a 41% reduction in risk of death versus standard of care in patients with previously untreated advanced Hodgkin lymphoma
			Exceeded

Deliver Financial Results	25%	•Net product sales across all brands and overall revenue were higher than plan •Managed our expenses in line with our operating plan	Exceeded

Advance New Product Pipeline	20%	•Determined our dose optimization, expansion, and combination strategy for disitamab vedotin •Made go/no go decisions on four programs	Achieved+

Enable Investigational New Drug Engine	10%
•Entered into an exclusive license agreement with LAVA Therapeutics to develop, manufacture and commercialize LAVA-1223, also known as SGN-EGFRd2
•Submitted one new IND for SGN-BB228
•Achieved our other early-stage research and development goals
			Achieved-

Scale Infrastructure	10%
•Ensured uninterrupted commercial and clinical supply globally
•Achieved FDA manufacturing approval for second source for PADCEV antibody (at our Bothell, Washington facility) and ADCETRIS and PADCEV drug linker (by a contract manufacturing organization)
•Increased representation of women in leadership and of underrepresented minorities in our U.S. workforce
•Successfully hired 866 employees, including new senior executives and key talent in several areas such as the scale-up of our commercial organization in Europe, while keeping turnover below median rates in the life sciences and medical devices industry
•Strong results on global engagement survey of workforce
			Achieved

Support Shareholder Value and Engagement	5%
•Missed stock performance goals relative to appropriate biotechnology indices
•Broadened and deepened ESG related disclosures in second annual Corporate Responsibility Report, including 2025 DEI related targets
•Continued broad shareholder engagement
			Missed
In light of our strong performance and the challenging nature of the goals, the Compensation Committee, in its judgment, determined our corporate performance percentage to be 130% of the target performance level for 2022.

68

COMPENSATION DISCUSSION & ANALYSIS
Individual Performance Levels
Our CEO assessed the other executive officers’ contributions to the 2022 corporate goals and made a recommendation to the Compensation Committee with respect to the individual performance percentages for the other executive officers for 2022. The factors considered by the CEO in making this determination included a holistic, non-formulaic evaluation of individual officer’s performance, as well as his or her contribution to achieving corporate goals. The Compensation Committee reviewed the CEO’s recommendations on individual performance factors for each executive officer for 2022 and then made a final determination of the 2022 individual performance percentage for each executive officer. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2022 Key Compensation Decisions.” The individual performance percentages for each of our executive officers are set forth under “Annual Cash Incentive Payout Formula” below.
Annual Cash Incentive Payout Formula

TARGET CASH INCENTIVE AWARD	CORPORATE PERFORMANCE WEIGHTING	CORPORATE PERFORMANCE PERCENTAGE	INDIVIDUAL PERFORMANCE WEIGHTING	INDIVIDUAL PERFORMANCE PERCENTAGE	ANNUAL CASH INCENTIVE AWARD

	Target Cash Incentive Award for 2022						Annual Cash Incentive Award for 2022
Named Executive Officer	Percentage of Base Salary	Dollar Amount	Corporate Performance Weighting	Corporate Performance Percentage	Individual Performance Weighting	Individual Performance Percentage
Mr. Epstein(1)	—%	$—	—%	—%	—%	—%	$—
Dr. Dansey(2)	94%	$1,036,524	79.6%	130%	20.4%	170%	$1,432,116
Dr. Siegall(3)	110%	$1,348,050	100%	—%	—%	—%	$—
Mr. Simpson	60%	$406,680	50%	130%	50%	150%	$569,354
Ms. Liu	60%	$409,500	50%	130%	50%	130%	$532,350
Mr. Romp	50%	$315,000	50%	130%	50%	155%	$448,875
Mr. Himes	60%	$354,420	50%	130%	50%	135%	$469,607
(1)Mr. Epstein was not eligible for an annual cash incentive award for 2022 due to the timing of his hire date.
(2)As further described below, Dr. Dansey’s target cash incentive for 2022 reflects a prorated allocation based on the amount of time spent as (i) Chief Medical Officer; (ii) Interim Chief Executive Officer; and (iii) President, Research and Development and Chief Medical Officer.
(3)Dr. Siegall resigned from the Company on May 15, 2022. For additional information on the terms of Dr. Siegall’s separation, please see “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”
With the exception of Mr. Epstein and Dr. Dansey, the target cash incentive awards of our named executive officers as a percentage of base salary remained unchanged from 2021 to 2022. In connection with Mr. Epstein’s appointment as our CEO effective November 9, 2022, Mr. Epstein’s target cash incentive award was set at 150% of his annual base salary.
In connection with Dr. Dansey’s appointment as Interim Chief Executive Officer, the Compensation Committee approved an adjustment to Dr. Dansey’s 2022 target cash incentive award so that it would consist of (a) an amount equal to 65% of his base salary of $820,200, prorated based on the amount of time spent as Chief Medical Officer, but excluding the time spent as Interim Chief Executive Officer, during 2022, or the CMO Component, and (b) an amount equal to 110% of the Annualized Interim CEO Base Salary, prorated based on the amount of time spent as Interim Chief Executive Officer during 2022, or the Interim CEO Component. In connection with Dr. Dansey’s employment as President, Research and Development and Chief Medical Officer, commencing on November 9, 2022, Dr. Dansey’s target cash incentive award was changed to 110% of his annual base salary of $1,100,000, or the President, Research and Development Component. In determining Dr. Dansey’s actual cash incentive award for 2022, the individual performance percentage with respect to the CMO Component was determined based on his performance as Chief Medical Officer and the individual performance percentage with respect to the President, Research and Development Component was determined based on his performance as

2023 PROXY STATEMENT	69

COMPENSATION DISCUSSION & ANALYSIS
President, Research and Development and Chief Medical Officer. The part of Dr. Dansey’s annual cash incentive for 2022 that corresponds to his tenure as Interim CEO was based 100% on the corporate performance percentage and not on his individual performance percentage.
Each executive officer’s annual cash incentive award is targeted at 100%, and capped at 200%, of the target award amount. Each executive officer (other than our CEO whose annual cash incentive award is based solely on the achievement of corporate goals) must achieve at least a 50% individual performance percentage to receive a bonus award under the Executive Bonus Plan. If the executive officer’s individual performance percentage is less than 100%, then when calculating the bonus payout, the executive officer’s corporate performance percentage will be capped at such individual performance percentage, regardless of actual corporate performance.
Long-Term Equity Awards
We offer long-term incentive compensation in the form of equity awards to our executive officers. Generally, a significant equity award is granted on the date an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of the Compensation Committee, but are generally granted once a year in August unless such executive officer is promoted, provided with a retention grant, recognized for outstanding performance or granted a performance-based incentive award intended to incentivize achievement of a Company milestone of particular importance. We do not have any program, plan or practice to time stock awards to our executive officers or other employees in coordination with the release of material, non-public information.
Equity awards are granted under our 2007 Equity Plan, using a mix of different equity instruments to further our goal of attracting and retaining top performers and to balance the relative advantages of different instruments.
•PSU awards are granted to align executive compensation with shareholders and to help focus executives on key metrics to drive business results. In 2022, excluding Mr. Epstein, our Compensation Committee granted approximately 40% of each named executive officer’s annual long-term incentive award in the form of PSU awards, with metrics tied to a three-year cumulative net product sales revenue target and relative TSR performance, to further align their compensation with Company performance, as further described below.
•RSU awards are granted because they are less dilutive to our shareholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain their value.
•Performance-based stock options were used in 2022 to tie executive compensation for our CEO and our President, Research and Development and Chief Medical Officer to company performance. These awards performance vest in tranches tied to Company common stock price targets, and as a result, they provide strong incentives for such executive officers to increase the value of our common stock over the long term, aligning the interests of our executives with those of our shareholders.
•Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our shareholders.

70

COMPENSATION DISCUSSION & ANALYSIS
Allocation of Equity Awards
Generally, the Compensation Committee determines the value of each executive officer’s annual equity grant using a holistic evaluation that takes into account a competitive market analysis prepared by our independent compensation consultant with market data for each role, the recommendations of our CEO based on his evaluation of their individual performance (except with respect to the CEO’s performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives in roles of a given level. The Compensation Committee does not target a specific percentile within our peer group to determine equity awards for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as a reference point to assist us in developing programs and targets. The Compensation Committee annually reviews the allocation of different equity instruments and may make adjustments based on the market, shareholder feedback, and our desire to attract and retain exceptional talent and drive Company performance.
In August 2022, for the regular annual equity grant to each of our named executive officers then serving (including Dr. Dansey but excluding Mr. Epstein), the Compensation Committee targeted a mix of equity instruments with approximately 40% in the form of PSU awards and 60% in the form of RSU awards.
In November 2022, in connection with his appointment as our Chief Executive Officer, Mr. Epstein received a sign-on equity grant with approximately 50% of the target value in the form of RSU awards and approximately 50% in the form of time-based options. He also received a special, one-time grant of 400,000 performance-based options with an accounting value of $27,177,600, calculated using a Monte Carlo valuation methodology.
TARGET ALLOCATION OF 2022 EQUITY GRANTS(1)

74.6% Performance Based
CEO

40.0% Performance Based
Other Named Executive Officers
(1)The CEO equity grants include Mr. Epstein’s new hire equity grants, made on November 9, 2022. The equity grants for the other named executive officers include the regular annual equity grants, made on August 15, 2022, for Dr. Dansey, Mr. Simpson, Ms. Liu, Mr. Romp, and Mr. Himes. The equity grants for the other named executive officers do not include the promotion and special retention awards received by Dr. Dansey and Ms. Liu as further described below under the heading “Discretionary and Other Equity Awards.”
In January 2022, in light of the business-critical nature of his position, the Compensation Committee granted Dr. Dansey a special retention PSU award. In addition, in connection with his appointment as President, Research and Development and Chief Medical Officer, the Compensation Committee granted Dr. Dansey a one-time award of performance-based options. In January 2022, in connection with her promotion to Chief Legal Officer, the Compensation Committee granted Ms. Liu a one-time promotion grant of time-based RSUs. For more information on the regular annual equity grants, as well as the additional grants to Mr. Epstein, Dr. Dansey and Ms. Liu, please see “2022 Key Compensation Decisions” below.

2023 PROXY STATEMENT	71

COMPENSATION DISCUSSION & ANALYSIS
The number of shares underlying each RSU grant and the target number of shares underlying each PSU grant were calculated by dividing the target value of the grant by the average closing stock price over the 30 calendar days leading up to the date of grant.
Each RSU award granted as part of the annual equity grant in 2022 and as part of Mr. Epstein’s sign-on equity grant vests in four equal installments on the anniversary of the vesting commencement date. Each time-based option award granted to Mr. Epstein as part of his sign-on equity grant has a ten-year term and vests as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date. These vesting provisions are subject to continued employment of the executive on the applicable vesting date and are subject to accelerated vesting under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. These vesting provisions are consistent with the intention that these awards serve as a long-term retention incentive.
PSU Awards
The PSU awards granted to our named executive officers were allocated among two separate awards and are not earned unless certain pre-specified long-term performance goals are achieved, as shown in the table below.
Percentage of Total
PSU Grant, by Target
Number of Shares

Type of Target

Factors Considered to Establish
Rigorous Targets

Performance
Period

Product Sales Revenue— consolidated total net product sales revenue during the performance period attributable to sales of products, product candidates, technology or other assets as to which we or our affiliates hold commercialization rights in any territory at the time of grant
Target value is based on an internal benchmark for revenue growth and long-range goals that incorporate optimistic assumptions. In order to achieve the target, the Company must achieve significant revenue growth. Targets are also compared to analyst forecasts to ensure investor alignment.
Three years,
beginning
January 1, 2023

Relative TSR—designed to measure our relative TSR performance compared to a group of other public biotechnology companies, or the Index Companies(1)
Based on relative performance as compared to other public biotechnology companies.
Three years,
beginning
August 15, 2022

(1)The other public biotechnology companies are ACADIA Pharmaceuticals Inc.; Agios Pharmaceuticals, Inc.; Alkermes plc; Alnylam Pharmaceuticals, Inc.; Amgen Inc.; Bio-Techne Corporation; Biogen Inc.; BioMarin Pharmaceutical Inc.; BioNTech SE; Charles River Laboratories International, Inc.; Exact Sciences Corporation; Exelixis, Inc.; FibroGen Inc.; Genmab A/S; Gilead Sciences, Inc.; Grifols SA ADR; Illumina, Inc.; Incyte Corporation; Ionis Pharmaceuticals, Inc.; IQVIA Holdings Inc.; Mettler-Toledo International Inc.; Moderna, Inc.; Neurocrine Biosciences, Inc.; QIAGEN N.V.; Regeneron Pharmaceuticals, Inc.; Sarepta Therapeutics, Inc.; Ultragenyx Pharmaceutical Inc.; United Therapeutics Corporation; and Vertex Pharmaceuticals Incorporated. The list of companies is subject to adjustment in certain circumstances such as a bankruptcy, acquisition of the reference company or going private transaction.
Each PSU award granted to our named executive officers in 2022 will vest upon the Compensation Committee’s certification as to the level of achievement of the performance target. The payout on each of these PSU awards may vary from 0% to 200% of target, depending on the level of achievement certified. In addition, for each of these PSU awards, a threshold level of performance must be achieved or no stock units will be earned.

72

COMPENSATION DISCUSSION & ANALYSIS
With respect to the PSU awards based on the net product sales revenues described in the table above, or the Product Sales Revenue PSU awards, the Compensation Committee set the three-year target at a level that it believed to be challenging and that presented significant risk of not being achieved in light of the competitive nature of our industry, pricing pressures, the stage of our pipeline candidates and the degree of execution required to achieve its multi- product strategies on the scale necessary to meet the target. In addition, adequately forecasting revenues three years in the future for multiple products involves a significant amount of challenge, uncertainty and risk of error, which could result in a forecast that ultimately proves to be unattainable. Focusing on a cumulative revenue goal, as opposed to three separate one year revenue goals, can balance out the inherent inaccuracies of such forecasts while still focusing on driving revenue growth and significant value for our patients and shareholders.
The PSU awards based on relative TSR, or the Relative TSR PSU awards, vest based on the Company’s TSR performance relative to the Index Companies over a three-year performance period. To calculate the Company’s relative TSR performance, the cumulative three-year TSR for the Company and each of the Index Companies is calculated and then the Company’s discrete percentile rank is calculated. The potential payouts for the Relative TSR PSU are set forth below. If the Company’s percentile ranking falls between the 25th percentile and the 90th percentile, the payout percentage will be linearly interpolated between the applicable levels set forth below.
The Compensation Committee set the allocation of 80% Product Sales Revenue PSU awards and 20% Relative TSR PSU awards in order to tie a larger share of the PSUs to a metric that the Company has a greater ability to control while also ensuring that compensation was aligned with relative shareholder return.

Company’s Relative TSR Ranking	Percentage of Target Shares
90th percentile or above	200%
75th percentile	150%
50th percentile	100%
25th percentile	25%
Below 25th percentile	0%

If the Company’s TSR is negative, vesting is capped at 100% of the target number of shares, regardless of the Company’s relative TSR ranking.

Vesting of the PSU awards granted to our named executive officers in 2022 will cease upon termination of service as an employee for any reason other than death, disability, or retirement.
Performance-Based Options
The performance-based option awards granted to Mr. Epstein and Dr. Dansey are subject to both time-based and performance-based vesting. The performance-based vesting consists of five tranches, such that the options will only performance vest if our common stock achieves specific price hurdles. The stock price hurdles are each between 8% and 21% higher than the prior hurdle with the final price hurdle being more than double the stock price at the time the performance-based option grants were made. The stock must trade at or above the hurdle for 50 out of 60 consecutive trading days and for at least 15 days during a single period when the trading window for directors and executive leadership is open. Each such tranche will time-vest 1/3 on the date of performance vesting, 1/3 on the nine month anniversary of performance vesting and 1/3 on the 18 month anniversary of performance vesting, in each case, subject to continued employment of the executive. Any unearned portion of the performance-based option awards will generally be forfeited if the performance vesting conditions are not met on the earlier of (1) December 31, 2028 and (2) a change of control (as defined in the executive’s employment agreement).

2023 PROXY STATEMENT	73

COMPENSATION DISCUSSION & ANALYSIS
Other Pay Elements
Discretionary and Other Cash Bonus Awards
Historically, the Compensation Committee has approved sign-on bonuses for new executives as an inducement to joining Seagen and to compensate the executive for forgone compensation with a previous employer. Small discretionary bonuses may also be awarded for an anniversary with Seagen. No such bonuses were awarded to our named executive officers in 2022.
Vested Adjusted Revenue and Relative TSR PSU Awards
In August 2019, the Compensation Committee approved two PSU grants to Dr. Siegall as part of its regular annual equity granting process:
•A grant with vesting contingent on the achievement of certain pre-specified 2022 adjusted revenue goals, or the Adjusted Revenue PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which had a target number of shares equal to 38,427 and a maximum number of shares equal to 76,854; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR ranking goals, or the 2019 Relative TSR PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which had a target number of shares equal to 9,607 and a maximum number of shares equal to 19,214.
Based on actual performance through December 31, 2022, the Compensation Committee determined that the Adjusted Revenue PSU Awards and the Relative TSR PSU Awards were each eligible to vest at 200% of target. Pursuant to the terms of the Siegall Separation Agreement, on March 13, 2023, 5/6ths of each of the Adjusted Revenue PSU Awards and Relative TSR PSU Awards that were eligible to vest based on actual performance through December 31, 2022 vested. For additional information on the terms of Dr. Siegall’s separation, please see “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”
Discretionary and Other Equity Awards
Discretionary equity awards may be granted for special recognition of achievement or in connection with a promotion and to provide additional long-term retention or other incentives to top performing employees. When a new executive joins the Company, the Compensation Committee, in accordance with past practice, may also approve sign-on equity grants for the new executive as an inducement to joining Seagen, to compensate the executive for forgone compensation with a previous employer and to provide long-term retention incentive.
In January 2022, the Compensation Committee granted Dr. Dansey a special retention PSU award with a target and maximum number of shares equal to 18,259. The PSU award vests in tranches contingent on Compensation Committee certification of the achievement of specific research and development milestones prior to December 31, 2025 related to the approval of new medicines or label expansion of existing approved medicines and subject to time-based vesting.
In January 2022, the Compensation Committee granted Ms. Liu a promotion RSU award with a grant date value of $770,665. The RSUs vest in four equal installments on the anniversary of the vesting commencement date.
In November 2022, the Compensation Committee granted Dr. Dansey a special, one-time award of performance-based options in connection with his promotion to President, Research and Development and Chief Medical Officer. The accounting value of this special performance-based option grant was approximately $18,684,600, calculated using a Monte Carlo valuation methodology. The vesting conditions of this grant are described under the heading “Compensation Discussion and Analysis—Compensation Setting Process—Performance-Based Options” above.

74

COMPENSATION DISCUSSION & ANALYSIS
Health and Welfare and Retirement Benefits
All of our named executive officers are eligible to receive our standard employee benefits, such as our 401(k) plan, medical, dental and vision coverage, short-term disability, long-term disability, group life insurance, and employee stock purchase plan, in each case on the same basis as our other employees, including the matching contributions provided under our Section 401(k) plan. In 2022, we made a matching contribution equal to 100% of each employee’s salary deferral contribution up to 5.5% of the employee’s compensation, subject to the applicable statutory limit. The matched contribution is not subject to a vesting period.
Other Benefits
In 2022, pursuant to the terms of his employment agreement, we reimbursed Mr. Epstein for $48,383 of professional fees incurred by Mr. Epstein in connection with the negotiation of his employment agreement. In addition, in 2022, Mr. Epstein received reimbursement for the cost of temporary housing near our headquarters in Washington, expenses incurred in connection with his travel to and from his Florida residence, and related costs, grossed up for related payroll taxes. These benefits were negotiated with Mr. Epstein at the time of his initial employment and were deemed reasonable expenses and necessary inducements to his commencement of employment with us, particularly in light of his unique capabilities and experience in a very competitive labor market. The Compensation Committee also believed that in-person leadership and interaction were important for our CEO as he looked for permanent housing in the Seattle area.
In 2022, we paid for the cost of on-site residential security services at Dr. Siegall’s primary residence during his service as our CEO. Our Compensation Committee believed that these services benefited the Company because of the importance of Dr. Siegall to the Company. Although Dr. Siegall generally used commercial flights for business travel, on limited occasions in 2022, Dr. Siegall used charter flights for business travel because the timing of available commercial flights would interfere with business objectives or because a charter flight would save a significant amount of time compared to the available commercial flights. On one occasion during 2022, and subject to seat availability, Dr. Siegall’s spouse accompanied him on one of these charter flights. There was no incremental cost associated with his spouse accompanying him on this flight.
In 2022, we reimbursed Mr. Romp for certain costs related to a sales conference, grossed up for related taxes.
We also purchase season and other tickets to certain sporting and cultural events. On occasion, some of these tickets are provided to our named executive officers and their guests for personal use.

2023 PROXY STATEMENT	75

COMPENSATION DISCUSSION & ANALYSIS
2022 Key Compensation Decisions
The table below highlights 2022 performance factors and key compensation decisions for our named executive officers. It includes decisions regarding base salary, annual cash incentive awards and long-term equity awards. It does not include other forms of compensation the executive officers received, including relocation payments, retirement and benefits plans or other remuneration. For additional information, please see “Compensation-Setting Process” above and “Summary Compensation Table” below.

Mr. Epstein
Named Executive Officer Performance
•Although Mr. Epstein was only in the CEO role for the last two months of 2022, he worked quickly and effectively during that time to execute on our strategy.
•Consistent with our standard policies, due to the timing of his hire date, Mr. Epstein did not receive a performance review for 2022.
2022 Key Compensation Decisions
97.5%
At Risk
Base Salary: Effective November 9, 2022, in connection with his hire, Mr. Epstein’s annualized base salary was set at $1,500,000. Due to the timing of his hire, he received $190,385 in base salary in 2022.
Annual Cash Incentive Award: Mr. Epstein was not eligible for an annual cash incentive award for 2022 due to the timing of his hire date.
Long-Term Equity Awards: In connection with his hire, on November 9, 2022, Mr. Epstein received a new hire equity grant with an aggregate grant date fair value of $30,019,032, which consisted of approximately 50% RSU awards and 50% time-based option awards. In addition, in connection with his hire, on November 9, 2022, Mr. Epstein received a special, one-time award of stock options subject to both time-based and performance-based vesting as further described under the heading “Compensation Discussion and Analysis—Compensation Setting Process—Performance-Based Options.” The accounting value of this special performance-based option grant was $27,177,600, calculated using a Monte Carlo valuation methodology.

76

COMPENSATION DISCUSSION & ANALYSIS

Dr. Dansey
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Dr. Dansey demonstrated strong leadership and day-to-day oversight over a large, complex drug development organization with a significant number of both late and early stage programs with sizable budgets and human resources.
•In addition, in 2022 he oversaw Seagen as our Interim CEO during a year when we achieved record net product sales with 23% growth for 2022 compared to 2021, despite significant challenges.
•Together with other members of our executive team, Dr. Dansey exhibited exemplary leadership and stewardship of the Company during a year of significant change with the resignation of our longtime CEO and co-founder, managing through a period of uncertainty and stock price volatility, and finally working to ensure the successful transition to a new CEO, all while delivering strong 2022 results.
PRODUCTS
•During 2022, the FDA approved a new indication for ADCETRIS for children with previously untreated high risk classical Hodgkin lymphoma and the European Commission approved PADCEV for previously treated locally advanced or metastatic urothelial cancer.
•Dr. Dansey also oversaw the expansion and strengthening of our pipeline. Achievements include submitting an sBLA for PADCEV and KEYTRUDA for use in combination for the first-line treatment of patients with unresectable locally advanced or metastatic urothelial cancer who are not eligible to receive cisplatin-containing chemotherapy; submitting a sBLA for TUKYSA in combination with trastuzumab for adult patients with RAS wild-type HER2-positive colorectal cancer who have received at least one prior treatment regimen for unresectable or metastatic disease; and positive results evaluating ADCETRIS in a combination treatment for the frontline treatment of patients with classical Hodgkin lymphoma. We also signed several partnerships to further discover and develop novel therapies for various cancer types.
•Under Dr. Dansey’s leadership, we saw progress in advancing our early-stage clinical pipeline, including the presentation of initial encouraging results with a wholly owned and developed novel ADC SGN-B6A in lung cancer, head and neck cancer and esophageal cancer.
•In addition, under Dr. Dansey’s leadership in 2022, we submitted one new IND application to the FDA to bring new potential therapies into the clinic.
PEOPLE
•Dr. Dansey and his leadership team were able to maintain the dedication, productivity, and engagement of a highly skilled workforce despite a highly competitive biotech market and the challenges of our 2022 leadership transition.
•Dr. Dansey brought on 375 new employees including 12 physicians and other key talent across our clinical development function.
•In 2022, Dr. Dansey was the executive sponsor of our Leaders in Action organization and our Seagen PRIDE ERN, which supports LGBTQIA+ employees and allies.
2022 Key Compensation Decisions
97.0%
At Risk
Base Salary: Effective February 5, 2022, Dr. Dansey’s salary increased by 7.00% to $820,200 due to performance and to maintain competitive positioning in the market. In connection with Dr. Dansey’s appointment as Interim CEO, the Compensation Committee approved an interim base pay supplement of $369,800 per year to be prorated based on the amount of time spent in the role, resulting in total annualized base pay of $1,190,000. Effective November 9, 2022, Dr. Dansey was promoted to President, Research and Development and Chief Medical Officer and his base salary was increased to $1,100,000 to establish competitive positioning in the market based on his new role and to retain Dr. Dansey for the long-term.
Annual Cash Incentive Award: Dr. Dansey’s annual bonus was 138% of target and reflected an individual performance factor of 170%.
Long-Term Equity Awards: Dr. Dansey’s regular annual equity grant, on August 15, 2022, had an aggregate grant date fair value of $12,845,604, which consisted of approximately 60% RSU awards and 40% PSU awards. For these PSU awards, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal. In January 2022 because of our strong desire to retain Dr. Dansey, we provided a special, one-time PSU award with an aggregate grant date fair value of $2,378,965 to build stronger retention. This PSU award vests in tranches contingent on the achievement of specific research and development milestones prior to December 31, 2025 related to the approval of new medicines or label expansion of existing approved medicines. On November 9, 2022, in connection with his promotion to President, Research and Development and Chief Medical Officer, Dr. Dansey received a special, one-time award of stock options subject to both time-based and performance-based vesting as further described under the heading “Compensation Discussion and Analysis—Compensation Setting Process—Performance-Based Options.” The accounting value of this special performance-based option grant was $18,684,600, calculated using a Monte Carlo valuation methodology.

2023 PROXY STATEMENT	77

COMPENSATION DISCUSSION & ANALYSIS

Dr. Siegall
Named Executive Officer Performance
•Dr. Siegall’s performance was not evaluated for 2022 due to his resignation.
2022 Key Compensation Decisions
Base Salary: Effective February 5, 2022, Dr. Siegall’s base salary increased by 6.00% to $1,225,500 due to performance and to enhance competitive positioning in the market.
Annual Cash Incentive Award: Dr. Siegall did not receive an annual bonus for 2022 due to his resignation.
Long-Term Equity Awards: Dr. Siegall did not receive an equity grant due to his resignation.
Severance Arrangements: Pursuant to Dr. Siegall’s amended and restated employment agreement effective February 9, 2022, as a result of his resignation, which the parties agreed to treat as an involuntary termination thereunder, he was entitled to:
•A lump sum cash payment equal to 1.5 times the sum of annual salary and target annual bonus opportunity for 2022;
•COBRA health insurance premiums for 18 months;
•acceleration of outstanding and unvested restricted stock unit and stock option awards by an additional 18 months; and
•on March 13, 2023, 5/6ths of the Adjusted Revenue PSU Awards and Relative TSR PSU Awards that were eligible to vest based on actual performance through December 31, 2022 vested.
On March 13, 2023, Dr. Siegall received a cash payment of $3,860,325 and accelerated vesting of outstanding and unvested time-based restricted stock unit and stock option awards, and vesting of the Adjusted Revenue PSU Awards and Relative TSR PSU Awards, as described above, subject to continuing compliance with non-competition and non-solicitation covenants and subject to clawback provisions. The Board negotiated with Dr. Siegall to, among other things, defer payment of his severance until March 13, 2023; to extend his non-competition and non-solicitation covenants through December 31, 2023; and to extend the clawback on the benefits he received under the Siegall Separation Agreement through December 31, 2023, so he would be required to promptly repay any such benefits if there was “cause” (as defined in his employment agreement) for his termination or if he breached his non-solicitation and non-competition covenants prior to such date.
For additional information on the terms of Dr. Siegall’s separation, please see “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”

78

COMPENSATION DISCUSSION & ANALYSIS

Mr. Simpson
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Mr. Simpson provided leadership of a strong and sophisticated finance function as the company grew in 2022. This included careful assessment of financial strategies for budgets, long term planning, financial reporting, investor communications, treasury, tax, audit and SOX compliance, international finance, and real estate and facilities.
•Mr. Simpson oversaw our budgeting and long-range planning and closely watched our expenditures. The Company ended 2022 with over $1.7 billion in cash and investments and no debt.
•Together with other members of our executive team, Mr. Simpson exhibited exemplary leadership and stewardship of the Company during a year of significant change with the resignation of our longtime CEO and co-founder, managing through a period of uncertainty and stock price volatility, and finally working to ensure the successful transition to a new CEO, all while delivering strong 2022 results.
PRODUCTS
•Under Mr. Simpson’s leadership, the Company invested over $1.3 billion into research and development, and made investments to expand our pipeline and commercial footprint in 2022.
PEOPLE
•During 2022, Mr. Simpson oversaw the expansion of his finance team to support a growing, global organization with multiple products and expanding global operations.
•Mr. Simpson is an executive sponsor of our CARES ERN, which supports caregivers.
2022 Key Compensation Decisions
88.1%
At Risk
Base Salary: Effective February 5, 2022, Mr. Simpson’s salary increased by 7.38% to $677,800 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Mr. Simpson’s annual bonus was 140% of target and reflected an individual performance factor of 150%.
Long-Term Equity Awards: Mr. Simpson’s regular annual equity grant, on August 15, 2022, had an aggregate grant date fair value of $4,446,543, which consisted of approximately 60% RSU awards and 40% PSU awards. For these PSU awards, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

2023 PROXY STATEMENT	79

COMPENSATION DISCUSSION & ANALYSIS

Ms. Liu
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•With the support of Ms. Liu’s leadership, the Company executed multiple transactions, including our exclusive license agreement with LAVA Therapeutics to develop, manufacture and potentially commercialize LAVA-1223 also known as SGN-EGFRd2.
•Together with other members of our executive team, Ms. Liu exhibited exemplary leadership and stewardship of the Company during a year of significant change with the resignation of our longtime CEO and co-founder, managing through a period of uncertainty and stock price volatility, and finally working to ensure the successful transition to a new CEO, all while delivering strong 2022 results.
PRODUCTS
•With the support of Ms. Liu’s leadership, we believe that the Company is positioned to support multiple products globally.
•In addition, Ms. Liu was instrumental in our efforts to protect our intellectual property assets and to build and maintain our compliance program. She displayed strong leadership overseeing the work relating to our litigation matters.
PEOPLE
•During 2022, Ms. Liu oversaw the continued growth of our legal team and its capabilities with respect to transactional law, securities law, compliance and international matters, as well as the onboarding of a new Senior Vice President to oversee our global contracts team.
•Ms. Liu also remains one of the co-sponsors of our efforts around diversity, equity, and inclusion, which seek to build and improve upon our culture and create a company where all can do their best work.
2022 Key Compensation Decisions
88.5%
At Risk
Base Salary: Effective February 5, 2022, Ms. Liu’s salary increased by 5.00% to $682,500 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Ms. Liu’s annual bonus was 130% of target and reflected an individual performance factor of 130%.
Long-Term Equity Awards: Ms. Liu’s regular annual equity grant, on August 15, 2022, had an aggregate grant date fair value of $3,952,570, which consisted of approximately 60% RSU awards and 40% PSU awards. For these PSU awards, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal. In addition, on January 18, 2022, Ms. Liu received a special, one-time promotion RSU award with a grant date fair value of $770,665. The RSUs vest in four equal installments on the anniversary of the vesting commencement date.

80

COMPENSATION DISCUSSION & ANALYSIS

Mr. Romp
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•With Mr. Romp’s leadership of the U.S. commercial team, global net product sales grew by 23% in 2022 to $1.7 billion.
•Together with other members of our executive team, Mr. Romp exhibited exemplary leadership and stewardship of the Company during a year of significant change with the resignation of our longtime CEO and co-founder, managing through a period of uncertainty and stock price volatility, and finally working to ensure the successful transition to a new CEO, all while delivering strong 2022 results.
PRODUCTS
•The commercial team met or exceeded our guidance for 2022 net product sales, set at the beginning of the year, across all brands for which we provided guidance.
•ADCETRIS sales increased 19% in 2022, more than a decade after its first approved indication, fueled in part by a demonstrated overall survival benefit in frontline advanced Hodgkin lymphoma as well as a new indication to treat pediatric patients.
•PADCEV sales increased 33% in 2022, reflecting its position as standard of care therapy in previously treated metastatic urothelial cancer. The U.S. sales team was trained and ready for the FDA’s recent accelerated approval in the United States of PADCEV with KEYTRUDA as a combination therapy for the treatment of adult patients with locally advanced or metastatic urothelial cancer who are not eligible to receive cisplatin-containing chemotherapy.
•TUKYSA exhibited modest growth in 2022 even in the face of competitive headwinds as an important therapy for previously treated HER2-positive metastatic breast cancer, especially for patients who have active brain metastases.
•TIVDAK in its first full year since launch had meaningful adoption, as an important treatment option for women with previously treated metastatic cervical cancer.
PEOPLE
•Mr. Romp very effectively leads a large, complex U.S. commercial organization supporting four commercial drugs.
•Our 2022 employee engagement survey showed very strong levels of employee engagement and enablement throughout the sales and commercial organization.
•This organization continued to show low levels of turnover and very low sales vacancy rates in the field.
•Mr. Romp is an executive sponsor of our ASPIRE ERN, which supports Asian and Pacific Islander employees and allies.
2022 Key Compensation Decisions
87.5%
At Risk
Base Salary: Effective February 5, 2022, Mr. Romp’s salary increased by 5.00% to $630,000 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Mr. Romp’s annual bonus was 143% of target and reflected an individual performance factor of 155%.
Long-Term Equity Awards: Mr. Romp’s regular annual equity grant, on August 15, 2022, had an aggregate grant date fair value of $3,952,570, which consisted of approximately 60% RSU awards and 40% PSU awards. For these PSU awards, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

2023 PROXY STATEMENT	81

COMPENSATION DISCUSSION & ANALYSIS

Mr. Himes
Named Executive Officer Performance
FINANCIAL PERFORMANCE
•Under Mr. Himes’ leadership of our global manufacturing and supply operations, patients experienced an uninterrupted supply of our commercial and clinical products.
•Together with other members of our executive team, Mr. Himes exhibited exemplary leadership and stewardship of the Company during a year of significant change with the resignation of our longtime CEO and co-founder, managing through a period of uncertainty and stock price volatility, and finally working to ensure the successful transition to a new CEO, all while delivering strong 2022 results.
•Mr. Himes also managed our IT organization.
PRODUCTS
•During 2022, the FDA approved our manufacturing facility in Bothell, Washington for commercial production of PADCEV antibody and the FDA approved a contract manufacturer to serve as a second source of commercial supply for the drug linker used in ADCETRIS and PADCEV. These developments are critical as we seek to diversify our manufacturing footprint.
•We also began the buildout of a new manufacturing facility in Everett, Washington to further diversify our supply chain.
•Mr. Himes oversaw the achievement of key internal initiatives to support improvements in quality, product supply, and technical development.
PEOPLE
•Mr. Himes oversaw the onboarding of over 240 new employees.
•Improved the representation of minorities and women within his global team.
2022 Key Compensation Decisions
86.9%
At Risk
Base Salary: Effective February 5, 2022, Mr. Himes’ salary increased by 2.00% to $590,700 due to performance and to maintain competitive positioning in the market.
Annual Cash Incentive Award: Mr. Himes’ annual bonus was 133% of target and reflected an individual performance factor of 135%.
Long-Term Equity Awards: Mr. Himes’ regular annual equity grant, on August 15, 2022, had an aggregate grant date fair value of $3,458,429, which consisted of approximately 60% RSU awards and 40% PSU awards. For these PSU awards, 20% of the target number of shares are contingent on a pre-specified goal based on our TSR performance relative to the Index Companies and 80% of the target number of shares are contingent upon a product sales revenue goal.

82

COMPENSATION DISCUSSION & ANALYSIS
Compensation Practices and Policies
Compensation and Risk
We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage our employees to assume excessive risks.
The Compensation Committee periodically reviews the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking. The Compensation Committee most recently conducted this review in March 2023 with input from its compensation consultant, Aon, and concluded that it does not. Among the factors that the Compensation Committee considered were:
•significant weighting towards long-term incentive compensation discourages short-term risk taking;
•goals are appropriately set to provide meaningful target levels that enhance shareholder value but that are quantifiable using objective criteria and include multiple performance measures;
•short-term incentive awards are capped by the Compensation Committee; and
•sales incentive plans and associated award programs for the Company’s sales team are aligned with market practice and support performance towards appropriate business objectives.
Stock Ownership Guidelines
Our Corporate Governance Guidelines include the following stock ownership guidelines for our named executive officers:

Role	New Stock Ownership Guidelines
CEO	6x base salary
Other Executive Officers	2x base salary
Our executives are required to be in compliance with these stock ownership guidelines by December 31st of the year during which such individual achieves his or her fifth anniversary as an executive on our Executive Committee.
The price per share used to determine compliance with these minimum ownership levels as of December 31st of any year is the average of the daily closing sales prices of the Company’s common stock for the last ninety trading days during such year. The following shares of the Company’s common stock are counted for determining minimum ownership levels under our stock ownership guidelines: (i) shares owned directly by the individual (or jointly with the individual’s spouse) and by members of his or her immediate family (as defined in Rule 16a-1(e) under the Exchange Act) residing in the same household, (ii) shares held in trust for the benefit of the individual and/or members of his or her immediate family residing in the same household, (iii) shares subject to outstanding stock options held by the individual (but only to the extent of 50% of the unexercised and vested portion of any such stock option with an exercise price not greater than the fair market value of the Company’s common stock as of the applicable December 31st, as determined under the terms of such stock option), (iv) shares subject to any other outstanding equity awards held by the individual (but only to the extent vested), and (v) shares held by a partnership, limited liability company or corporation of which a director is a partner or corporate officer.
Mr. Epstein and Dr. Dansey first became subject to the guidelines in 2022 and 2018, respectively, when they each commenced employment with us, and Mr. Romp first became subject to the guidelines in 2020 when he assumed his current role. As a result, as of December 31, 2022, neither Mr. Epstein, Dr. Dansey nor Mr. Romp were required to be in compliance with our stock ownership guidelines. However, Dr. Dansey and Mr. Romp, together with all other named executive officers (other than Mr. Epstein), satisfied the stock ownership guidelines as of that date.

2023 PROXY STATEMENT	83

COMPENSATION DISCUSSION & ANALYSIS
Prohibitions on Hedging, Pledging and Short-Term Speculative Transactions
Under the terms of our insider trading policy, no employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seagen that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.
Clawback Policy
Our clawback policy provides for the recoupment of cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.
Post-Employment Compensation
We provide severance benefit protection to our named executive officers through our individual employment agreements with each such individual. The Compensation Committee believes these severance payments and benefits are important for retention to provide some level of protection to our executive officers from having their employment terminated without cause or constructively terminated in connection with a change in control of the Company or otherwise, or from experiencing a life-changing disability, and that the amounts are reasonable when compared with similar arrangements adopted by other biotechnology companies. In addition, the Compensation Committee believes that these severance payments and benefits align our executive officer and shareholder interests by enabling them to consider corporate objectives and possible transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether such objectives or transactions may jeopardize their own employment.
In addition, the Compensation Committee believes that the payment-triggering event outside of the death or disability context, namely, being terminated without cause or constructively terminated, and then only when there is no misconduct by the executive officer, is a fair hurdle for the corresponding compensation.
More information regarding these arrangements is provided under the heading “Potential Payments Upon Termination or Change-in-Control—Employment Agreements.”
On May 15, 2022, we entered into a letter agreement with Dr. Siegall pursuant to which we and Dr. Siegall mutually agreed that Dr. Siegall would resign as our President, Chief Executive Officer and as a member of the Board effective May 15, 2022, which was treated as an involuntary termination for severance purposes under his employment agreement. For additional information on the terms of Dr. Siegall’s separation, please see “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”

84

COMPENSATION DISCUSSION & ANALYSIS
Tax and Accounting Considerations
Deduction Limitation
Under Section 162(m) of the Internal Revenue Code, or the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.
Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code provided performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) of the Code did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.
Compensation paid to each of the Company’s “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by the Company will be eligible for such transition relief and be deductible by the Company in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its shareholders (which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m) of the Code). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) of the Code if it determines that such modifications are consistent with the Company’s business needs.

2023 PROXY STATEMENT	85

COMPENSATION OF EXECUTIVE OFFICERS
Accounting Considerations
We follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period. For performance-based stock awards related to product sales revenue goals or milestones, we record compensation expense over the estimated service period once the achievement of the performance condition or milestone is considered probable. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Compensation Committee Report(1)
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Submitted by the members of the Compensation Committee:

Felix J. Baker, Ph.D. (chair)	John A. Orwin	Daniel G. Welch
(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act or the Exchange Act, other than in Seagen’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee Interlocks and
Insider Participation
During 2022, the Compensation Committee consisted of Felix J. Baker (chair), John A. Orwin and Daniel G. Welch. None of these directors is a current or former officer or employee of Seagen. Please refer to the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for information concerning certain transactions involving entities affiliated with Dr. Baker.
During 2022, no member of the Compensation Committee or executive officer of Seagen has or had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

86

COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
The following table sets forth the compensation awarded to, or earned by, our named executive officers during the years indicated below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)		Option Awards(2) ($)		Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)		Total ($)
David R. Epstein Chief Executive Officer(5)	2022	190,385	—	14,815,386		42,381,246		—	73,529		57,460,546

Roger D. Dansey, M.D. President, Research and Development and Chief Medical Officer	2022	1,030,497	—	15,224,569		18,684,600		1,432,116	18,971		36,390,753
	2021	754,614	—	4,640,041		2,692,014		756,325	18,146		8,861,140
	2020	711,467	—	3,258,442		2,150,516		759,300	181,812		7,061,537
Clay B. Siegall, Ph.D. Former President and Chief Executive Officer	2022	463,339	—	21,170,106	(6)	6,972,570	(6)	-	4,152,007	(7)	32,758,022
	2021	1,133,969	—	10,985,182		4,831,830		1,835,467	119,996		18,906,444
	2020	1,043,651	—	9,295,156		4,561,723		1,575,900	17,127		16,493,557
Todd E. Simpson Chief Financial Officer	2022	672,425	—	4,446,543		-		569,354	18,971		5,707,293
	2021	621,650	—	3,082,038		1,739,473		525,633	18,146		5,986,940
	2020	601,600	1,500	2,132,760		1,407,644		440,900	17,127		4,601,531
Jean I. Liu Chief Legal Officer	2022	678,750	—	4,723,235		-		532,350	18,971		5,953,306
	2021	598,558	—	2,559,307		1,449,529		497,667	18,146		5,123,207
	2020	546,125	—	1,777,282		1,172,990		400,200	17,127		3,913,724
Chip R. Romp Executive Vice President, Commercial U.S.	2022	626,539	—	3,952,570		-		448,875	2,681		5,030,665
	2021	555,449	—	2,716,840		1,553,056		461,167	2,196		5,288,708
	2020	488,708	1,500	2,477,660		1,270,762		337,500	1,452		4,577,582
Vaughn B. Himes, Ph.D. Chief Technical Officer	2022	589,362	—	3,458,429		-		469,607	18,971		4,536,369
	2021	570,343	—	2,515,151		1,366,703		441,533	18,146		4,911,876
	2020	552,208	—	1,629,242		1,075,296		404,600	17,127		3,678,473
(1)The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts include the aggregate grant date fair value of stock awards granted, or aggregate incremental fair value of stock awards modified with respect to Dr. Siegall, during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For time-based RSUs, the aggregate grant date fair value is based on the closing price of our common stock on the date of grant. For 2022, the amounts in this column include the fair value of awards granted on August 15, 2022 for Product Sales Revenue PSU awards and Relative TSR PSU awards (with respect to Dr. Dansey, Mr. Simpson, Ms. Liu, Mr. Romp and Dr. Himes) and the fair value of awards granted on January 18, 2022 for a special retention PSU award (with respect to Dr. Dansey), each as computed in accordance with FASB ASC Topic 718. The amounts reported for the Product Sales Revenue PSUs are based upon the probable outcome of the performance conditions as of the grant date. For these purposes, the fair values of the Product Sales Revenue PSUs were computed based on achieving the target level. Assuming the highest level of achievement of the performance conditions for these performance based RSUs, the fair value for these awards would have been $8,022,028 for Dr. Dansey, $2,776,700 for Mr. Simpson, $2,468,290 for Ms. Liu, $2,468,290 for Mr. Romp, and $2,159,880 for Dr. Himes. The Relative TSR PSUs are subject to market conditions, and not performance conditions, as defined under FASB ASC Topic 718, and therefore do not have maximum grant date fair values that differ from the grant date fair values reported in this column. The amount reported for the special retention PSU to Dr. Dansey is based upon the probable achievement of the performance conditions as of the grant date. Please see “Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the stock awards we granted to the named executive officers or modified with respect to Dr. Siegall. For information regarding the assumptions used in calculating these amounts for 2022, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)The amounts in this column represent the aggregate grant date fair value of stock options granted or modified during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For 2022, the amounts include the fair value of awards granted on November 9, 2022 for Performance-Based Stock Option awards (with respect to Mr. Epstein and Dr. Dansey), each computed in accordance with FASB ASC Topic 718. The amounts reported for Performance-Based Stock Option awards are based on the fair values of the award using the Monte Carlo simulation model. The Performance-Based Stock Option awards are subject to market conditions, and not performance conditions, as defined under FASB ASC Topic 718. Please see “Compensation Discussion and Analysis” above for more information regarding the stock options we granted to the named executive officers. For information regarding the assumptions used in calculating these amounts for 2022, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)The amounts in this column reflect the 2022 annual cash bonus awards to the named executive officers under the Executive Bonus Plan. See ”Compensation Discussion and Analysis” above for more information on these cash payments.
(4)The amounts in this column for 2022 consist of life insurance premiums and Company matching contributions to our 401(k) plan for all named executive officers. In addition, for 2022, the amounts in this column with respect to (a) Mr. Epstein include (i) $48,383 for professional fees incurred in connection with the negotiation of his employment agreement, (ii) expenses associated with temporary housing in Washington, travel to and from his residence in Florida and related costs, grossed up for related payroll taxes, and (iii) the incremental cost of tickets to certain sporting events; (b) Dr. Siegall include $36,570 for residential security services and the incremental cost of tickets to certain sporting events; and (c) Mr. Romp include costs related to a sales conference, grossed up for related payroll taxes. On one occasion during 2022, Dr. Siegall’s wife accompanied him a charter flight that was already scheduled for business purposes and that was able to accommodate additional passengers. There was no incremental cost associated with his spouse accompanying him on this flight. See footnote (7) for additional details for amounts included for Dr. Siegall.

2023 PROXY STATEMENT	87

COMPENSATION OF EXECUTIVE OFFICERS
(5)Mr. Epstein joined the Company on November 9, 2022 and his salary for 2022 has been pro-rated for the length of service in 2022. Mr. Epstein was not eligible for an annual cash incentive award for 2022 due to the timing of his hire date.
(6)The amounts include the aggregate incremental fair value related to (a) the acceleration of Dr. Siegall’s outstanding and unvested restricted stock unit and stock option awards by an additional 18 months following his separation; (b) the extension of the exercisability of his vested options to December 31, 2023 (or, if earlier, their 10-year expiration); and (c) the extension of the eligibility to vest on March 13, 2023 of 5/6ths of his outstanding and unvested restricted stock units subject to performance-based vesting conditions granted in 2019, based on actual performance through December 31, 2022, as further described under the heading “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.” The incremental fair value for the modified equity awards was computed in accordance with FASB ASC Topic 718.
(7)This amount includes the severance benefits (except for the equity modification values that are described above in footnote (6)) provided pursuant to the Siegall Separation Agreement entered into with Dr. Siegall on May 15, 2022, or the Separation Date, consisting of (a) $1,838,250 for 1.5 times Dr. Siegall’s annual salary; (b) $2,022,075 for 1.5 times his target annual bonus opportunity for 2022; (c) $71,598 for COBRA health insurance premiums for 18 months following the Separation Date, grossed up for related payroll taxes; and (d) $164,970 for accrued but unused vacation and sabbatical, as further described under the heading “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”

88

COMPENSATION OF EXECUTIVE OFFICERS
Grants of Plan-Based Awards in 2022
The following table sets forth each equity and non-equity award granted to our named executive officers during 2022.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base price of Option Awards (per share) ($)	Grant Date Fair Value of Stock Options and Awards(2) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David R. Epstein
New Hire Stock Option Award(3)	11/9/2022	—	—	—	—	—	—	—	243,347	137.96	15,203,646
New Hire RSU Award(4)	11/9/2022	—	—	—	—	—	—	107,389	—	—	14,815,386
Performance Based Option Award(5)	11/9/2022	—	—	—	80,000	400,000	400,000	—	—	137.96	27,177,600
Roger D. Dansey, M.D.
Executive Bonus Plan	N/A	259,131	1,036,524	2,073,048	—	—	—	—	—	—	—
Special Retention PSU Award(6)	1/18/2022	—	—	—	1,660	18,259	18,259	—	—	—	2,378,965
Discretionary RSU Award(7)	8/15/2022	—	—	—	—	—	—	44,625	—	—	7,520,651
Product Sales Revenue PSU Award(8)	8/15/2022	—	—	—	11,900	23,800	47,600	—	—	—	4,011,014
Relative TSR PSU Award(9)	8/15/2022	—	—	—	1,488	5,950	11,900	—	—	—	1,313,939
Performance Based Option Award(5)	11/9/2022	—	—	—	55,000	275,000	275,000	—	—	137.96	18,684,600
Clay B. Siegall, Ph.D.
Executive Bonus Plan	N/A	—	1,348,050	2,696,100	—	—	—	—	—	—	—
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	137,500	41.04	119,625
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	150,000	44.09	142,500
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	160,000	39.15	132,800
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	180,000	45.30	176,400
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	168,000	46.37	171,360
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	227,984	76.86	1,855,240
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	114,095	72.64	2,748,950
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	54,928	161.82	797,326
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	40,728	155.87	801,527
Modified Stock Option Award(10)	5/15/2022	—	—	—	—	—	—	—	37,280	34.20	26,842
Modified RSU Award(10)	5/15/2022	—	—	—	—	—	—	23,995	—	—	3,254,442
Modified RSU Award(10)	5/15/2022	—	—	—	—	—	—	24,016	—	—	3,257,290
Modified RSU Award(10)	5/15/2022	—	—	—	—	—	—	13,991	—	—	1,897,599
Modified RSU Award(10)	5/15/2022	—	—	—	—	—	—	15,411	—	—	2,090,194
Modified RSU Award(10)	5/15/2022	—	—	—	—	—	—	714	—	—	96,840
Modified Adjusted Revenue PSU Award(10)	5/15/2022	—	—	—	16,011	32,023	64,046	—	—	—	8,686,424
Modified Relative TSR PSU Award(10)	5/15/2022	—	—	—	2,001	8,006	16,012	—	—	—	1,887,317
Todd E. Simpson
Executive Bonus Plan	N/A	101,670	406,680	813,360	—	—	—	—	—	—	—
Discretionary RSU Award(7)	8/15/2022	—	—	—	—	—	—	15,447	—	—	2,603,283
Product Sales Revenue PSU Award(8)	8/15/2022	—	—	—	4,119	8,238	16,476	—	—	—	1,388,350
Relative TSR PSU Award(9)	8/15/2022	—	—	—	515	2,060	4,120	—	—	—	454,910

2023 PROXY STATEMENT	89

COMPENSATION OF EXECUTIVE OFFICERS

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base price of Option Awards (per share) ($)	Grant Date Fair Value of Stock Options and Awards(2) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jean I. Liu
Executive Bonus Plan	N/A	102,375	409,500	819,000	—	—	—	—	—	—	—
Discretionary RSU Award(7)	1/18/2022	—	—	—	—	—	—	5,915	—	—	770,665
Discretionary RSU Award(7)	8/15/2022	—	—	—	—	—	—	13,731	—	—	2,314,085
Product Sales Revenue PSU Award(8)	8/15/2022	—	—	—	3,662	7,323	14,646	—	—	—	1,234,145
Relative TSR PSU Award(9)	8/15/2022	—	—	—	458	1,831	3,662	—	—	—	404,340
Chip R. Romp
Executive Bonus Plan	N/A	78,750	315,000	630,000	—	—	—	—	—	—	—
Discretionary RSU Award(7)	8/15/2022	—	—	—	—	—	—	13,731	—	—	2,314,085
Product Sales Revenue PSU Award(8)	8/15/2022	—	—	—	3,662	7,323	14,646	—	—	—	1,234,145
Relative TSR PSU Award(9)	8/15/2022	—	—	—	458	1,831	3,662	—	—	—	404,340
Vaughn B. Himes, Ph.D.
Executive Bonus Plan	N/A	88,605	354,420	708,840	—	—	—	—	—	—	—
Discretionary RSU Award(7)	8/15/2022	—	—	—	—	—	—	12,014	—	—	2,024,719
Product Sales Revenue PSU Award(8)	8/15/2022	—	—	—	3,204	6,408	12,816	—	—	—	1,079,940
Relative TSR PSU Award(9)	8/15/2022	—	—	—	401	1,602	3,204	—	—	—	353,770
(1)The dollar amounts represent the threshold, target and maximum amounts of each named executive officer’s potential annual cash bonus award for the year ended December 31, 2022, pursuant to the Executive Bonus Plan. The amount shown as target reflects the target payment level under the Executive Bonus Plan if Seagen and each individual had achieved 100% of the specific performance objectives and goals previously approved by the Compensation Committee in 2022. An individual (except Dr. Siegall) must have attained an individual performance percentage of 50% or more to receive any compensation under the Executive Bonus Plan. The amount shown as threshold reflects the payment level under the Executive Bonus Plan if each individual (except Dr. Siegall) had achieved the minimum individual performance percentage of 50% without any corporate performance goals being achieved. The amount shown as maximum reflects the payment level under the Executive Bonus Plan if Seagen and each individual had achieved 200% performance percentages based on the corporate goals approved by the Compensation Committee in 2022. A percentage of 200% is the maximum percentage allowed for both Seagen and individual performance percentages. Actual payouts made under the Executive Bonus Plan differed based on the actual performance objectives and goals achieved. The actual cash bonus award earned for the year ended December 31, 2022 under the Executive Bonus Plan for each named executive officer is set forth in the “Summary Compensation Table” above. As such, the amounts set forth in these columns do not represent additional compensation earned by the named executive officers for the year ended December 31, 2022. The Executive Bonus Plan is discussed in greater detail under the heading “Compensation Discussion and Analysis” above.
(2)The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of each award as computed in accordance with FASB ASC Topic 718 on the applicable grant date, as required to be disclosed under SEC rules. With respect to Dr. Siegall, the reported amounts represent the aggregate incremental fair value of each award as computed in accordance with FASB ASC Topic 718 on the applicable date such award was modified.
(3)The new hire stock options were granted under our 2007 Equity Plan. Vesting of all of these new hire options occurs 1/4th on the one-year anniversary of the grant date and 1/36th of the remaining shares thereafter on a monthly basis until the grant is fully vested on the fourth anniversary of the grant.
(4)The new hire RSUs were granted under our 2007 Equity Plan. These new hire RSUs vest 25% per year over a four-year period.
(5)Performance-Based Stock Option awards were approved by the Compensation Committee and granted to Mr. Epstein and Dr. Dansey on November 9, 2022, and will vest in tranches based up on the achievement of certain common stock price targets of Seagen prior to December 31, 2028, as further described above under the heading “Compensation Discussion and Analysis—Performance-Based Options”. Number of securities underlying options shown above reflects the number of shares to be issued upon achievement of each tranche of the performance goal. If performance of a tranche is not achieved, generally no shares are issuable.
(6)The special retention PSU award was approved by the Compensation Committee and granted to Dr. Dansey on January 18, 2022. The PSU award vests in tranches contingent on the achievement of performance milestones prior to December 31, 2025, as further described “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” The share amounts reported represent the threshold, target and maximum number of shares to be issued upon the vesting of these PSU awards. The amount shown as threshold represents the minimum number of shares that could be achieved based upon achievement of the performance goals. If threshold level performance is not achieved, no shares are issuable. Thus, the payout of this award may vary from 0% to 100% of the target number of shares.
(7)Discretionary RSUs were granted under our 2007 Equity Plan. These discretionary RSUs vest 25% per year over a four-year period.
(8)PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 15, 2022. The vesting of such PSU awards is based on net Product Sale Revenue for the 3 years beginning on January 1, 2023 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the threshold, target and maximum number of shares to be issued upon the vesting of these PSU awards. The amount shown as threshold represents the number of shares (50% of the target number of PSUs) upon threshold-level achievement of the performance goal. If threshold level performance is not achieved, no shares are issuable. Thus, the payout of this award may vary from 0% to 200% of the target number of shares.
(9)PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 15, 2022. The vesting of such PSU awards is based on Relative TSR for the 3 years beginning August 15, 2022 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the threshold, target and maximum number of shares to be issued upon the vesting of these PSU awards. The amount shown as threshold represents the number of shares (25% of the target number of PSUs) upon threshold-level achievement of the TSR goal. If threshold level performance is not achieved, no shares are issuable. Thus, the payout of this award may vary from 0% to 200% of the target number of shares.
(10)The amounts include the aggregate incremental fair value related to (a) the acceleration of Dr. Siegall’s outstanding and unvested restricted stock unit and stock option awards by an additional 18 months following his separation; (b) the extension of the exercisability of his vested options to December 31, 2023 (or, if earlier, their 10-year expiration); and (c) the extension of the eligibility to vest on March 13, 2023 of 5/6ths of his outstanding and unvested restricted stock units subject to performance-based vesting conditions granted in 2019, based on actual performance through December 31, 2022, as further described under the heading “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.” The incremental fair value for the modified equity awards was computed in accordance with FASB ASC Topic 718.

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Employment Agreements and Arrangements
Employment Agreements
Each of our named executive officers has entered into a written employment agreement with Seagen. For a description of these employment agreements for each named executive officer (other than Dr. Siegall), please see the section of this proxy statement under the heading “Potential Payments Upon Termination or Change-In-Control—Employment Agreements” below.
Annual Cash Bonus Awards
We have adopted the Executive Bonus Plan that provides for annual bonus awards to reward executive officers based on our achievement of specific corporate goals and a holistic evaluation of several factors, including the executive’s performance and contribution toward achieving corporate goals. For more information regarding the Executive Bonus Plan, please see the section of this proxy statement under the heading “Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” and footnote (1) to the “Grants of Plan-Based Awards” table above.
Time-Based Stock Awards
The new hire time-based stock options that we granted to Mr. Epstein in 2022 under the 2007 Equity Plan have a ten year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date, subject to the accelerated vesting of such options under the terms of Mr. Epstein’s employment agreement with us and pursuant to the 2007 Equity Plan. Options granted under the 2007 Equity Plan carry an exercise price equal to the closing price of our common stock on the grant date on the Nasdaq Global Select Market, and the 2007 Equity Plan permits the exercise price of stock options to be paid by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cancellation of debt, cashless “net exercise” arrangements, and any other form of consideration permitted by applicable law. If an executive’s service with us terminates for any reason other than cause, death, disability or, with respect to options granted on or after August 30, 2018, retirement, then options held by the executive under the 2007 Equity Plan generally will be exercisable to the extent they are vested on the termination date for a period of three months after the termination (if an executive’s service with us terminates for cause, then the Board or the Compensation Committee has the authority to terminate all options held by the executive under the 2007 Equity Plan immediately), however, an executive terminated under the involuntary termination provision of the employment agreements will be eligible for one year of acceleration of such executive’s equity awards as further described in the section below. Generally, if an executive’s service with us terminates as a result of the executive’s death or in the event of the executive’s death within 30 days following the executive’s termination of service, all outstanding options that were vested and exercisable as of the date of the executive’s death or termination of service, if earlier, may be exercised for six months following the executive’s death for options granted on or prior to May 18, 2018 and may be exercised for twelve months following the executive’s death for options granted after May 18, 2018, but in no event after the expiration date of such option. If Mr. Epstein’s service with us terminates as a result of death, all outstanding options that do not have performance or milestone vesting conditions will accelerate and vest and become exercisable in full, effective as of the date of such termination of employment.
Generally, if an executive’s service with us terminates as a result of the executive’s disability or, with respect to options granted on or after August 30, 2018, retirement, then all options to the extent they are vested and exercisable on the termination date may be exercised for twelve months following the termination date but in no event after the expiration date of such option. Our employment agreements with Mr. Epstein and Dr. Dansey contain personalized accelerated vesting terms. For additional information on these terms, please see the section of this proxy statement under the heading “Potential Payments Upon Termination or Change-In-Control—Employment Agreements” below.

2023 PROXY STATEMENT	91

COMPENSATION OF EXECUTIVE OFFICERS
Each RSU represents a right to receive one share of our common stock (subject to adjustment for certain specified changes in our capital structure). In the event that RSU awards vest, we will deliver one share of our common stock for each RSU that has vested. Discretionary RSU awards that we granted in 2022 generally vest in four equal tranches on the anniversary of the vesting commencement date until vested in full, provided that vesting will cease if an executive’s service with us terminates for any reason.
Under the 2007 Equity Plan, in the event of (i) an acquisition of Seagen by means of any reorganization, merger, consolidation or other transaction or series of transactions, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii) our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity; and provided that (iii) shall not be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur, then the Board or the Compensation Committee may, in its discretion: (i) provide for the assumption or substitution of, or adjustment (including to the number and type of shares and exercise price applicable) to, each outstanding equity award; (ii) accelerate the vesting of equity awards; and/or (iii) provide for termination of awards as a result of the change in control on such terms and conditions as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the executive.
Additionally, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards will be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an executive’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award will be accelerated in full.
Long-Term Incentive Plans and PSU Awards
In May 2016, the Compensation Committee approved the ECHELON-1 LTIP, a performance-based long- term incentive plan, or LTIP, to incentivize our executive officers and other employees to achieve FDA regulatory approval of a label expansion of ADCETRIS based on the phase 3 ECHELON-1 trial. Under the ECHELON-1 LTIP, each eligible employee, including each named executive officer other than Mr. Epstein and Dr. Dansey, was eligible to receive a cash award and an option to purchase shares of our common stock, with the amount of each cash and option award based on the participant’s position with the Company. The cash awards were paid to participants in the ECHELON-1 LTIP following the Compensation Committee’s certification of the achievement of the FDA approval milestone in March 2018. The ECHELON-1 LTIP options, which were granted to our named executive officer participants in ECHELON-1 LTIP on May 9, 2016 with an exercise price of $34.20 per share (the fair market value of our common stock on the date of grant), commenced vesting upon the Compensation Committee’s certification of the achievement of the FDA approval milestone, and vest in four equal annual installments on the first four anniversaries of the date the FDA approval milestone was achieved, subject to continuous service with the Company as of each vesting date. The ECHELON-1 LTIP options were fully vested on March 20, 2022.
In September 2017, the Compensation Committee approved the EV/TV LTIP for the purpose of incentivizing the Company’s employees to achieve the FDA approval of PADCEV and TIVDAK. The EV/TV LTIP provides that each eligible employee, including each named executive officer other than Mr. Epstein, is eligible to receive a cash award and, depending on the participant’s position with the Company, may also be eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date. A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved PADCEV and TIVDAK. PADCEV received FDA accelerated approval in December 2019, and as a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers other than Mr. Epstein, under the EV/TV LTIP in December 2019. TIVDAK received FDA accelerated approval in September 2021, and as

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COMPENSATION OF EXECUTIVE OFFICERS
a result, in September 2021, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers other than Mr. Epstein, under the EV/TV LTIP. The EV/TV LTIP RSU awards that were granted in connection with the approval of PADCEV vested on December 18, 2021. The EV/TV LTIP RSU awards that were granted in connection with the approval of TIVDAK will vest on September 20, 2023, the second anniversary of the date of FDA approval, subject to continuous service with the Company through the vesting date.
In October 2018, the Compensation Committee approved the Tucatinib LTIP, a company-wide long-term incentive plan, for the purpose of incentivizing the Company’s employees to achieve the FDA approval of TUKYSA. The Tucatinib LTIP provides that each eligible employee, including each named executive officer other than Mr. Epstein, is eligible to receive grants of equity awards relating to our common stock, which consist of a “First Tranche” and a “Second Tranche” as set forth in the Tucatinib LTIP, each of which is granted as a separate stock unit award on the applicable date of grant. The stock unit awards provided under the Tucatinib LTIP are granted under, and subject to the terms of, our 2007 Equity Plan and our standard forms of Stock Unit Grant Notice and Stock Unit Agreement for U.S. employees and non-U.S. employees. The target number of stock units granted in the First Tranche granted on November 1, 2018 equaled 50% of the target award value applicable to each executive officer divided by the average closing sales price of our common stock for the 30-calendar-day period ending on October 31, 2018. The First Tranche vested on April 19, 2020, or the Certification Date, the Compensation Committee’s certification of the first approval by the FDA for the commercial sale and marketing of TUKYSA in the U.S. by us or any of our partners for any indication, which approval was based on the data from the pivotal HER2CLIMB trial (such achievement, the Tucatinib Milestone). The number of shares that vested was determined by multiplying the target number of stock units subject to each stock unit award by an earn out percentage. On the Certification Date, the Compensation Committee determined that the earn out percentage was 120% using a sliding scale in the Tucatinib LTIP based on the date of achievement of the Tucatinib Milestone and the breadth of the indication for which TUKYSA was approved. The Second Tranche was granted upon the Compensation Committee’s certification of the Tucatinib Milestone. The number of stock units granted with respect to the Second Tranche was equal to 50% of the target award value applicable to each executive officer multiplied by the earn out percentage of 120%, with the product of these numbers then divided by the average closing sales price of our common stock for the 30-calendar-day period ending on the calendar day prior to the date of grant of the Second Tranche. The Second Tranche vested on the second anniversary of the Certification Date, or April 19, 2022, provided that the named executive officer’s continuous service with us had not terminated prior to the vesting date.
In August 2019, the Compensation Committee approved two PSU grants to Dr. Siegall as part of its regular annual equity granting process:
•A grant with vesting contingent on the achievement of certain pre-specified 2022 adjusted revenue goals, or the Adjusted Revenue PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 38,427 and a maximum number of shares equal to 76,854; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year TSR goals, or the 2019 Relative TSR PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 9,607 and a maximum number of shares equal to 19,214.
Pursuant to the terms of the Siegall Separation Agreement, on March 13, 2023, 5/6ths of the Adjusted Revenue PSU Awards and Relative TSR PSU Awards that were eligible to vest based on actual performance through December 31, 2022 vested.
In December 2019, the Compensation Committee approved the issuance of special PSU awards, or the EV Frontline PSU awards, to eligible employees, including each of our named executive officers other than Mr. Epstein, as part of a company-wide long-term incentive grant to incentivize the Company’s employees to achieve the potential approval of PADCEV in the frontline urothelial cancer indication. The EV Frontline PSU awards were granted under, and are subject to the terms of, our 2007 Equity Plan and our standard forms of performance-based Stock Unit Grant Notice and Stock Unit Agreement. The target number of

2023 PROXY STATEMENT	93

COMPENSATION OF EXECUTIVE OFFICERS
stock units for each executive officer was calculated by dividing a target award value by the average closing price of our common stock during the month of December 2019. None of the EV Frontline PSU awards will vest unless the Compensation Committee certifies that a milestone has been met under the EV Frontline PSU awards. Upon certification that the FDA had granted accelerated approval of PADCEV in the frontline urothelial cancer indication, or the Accelerated Approval Milestone, 25% of the target number of stock units vested, provided that the applicable executive officer was still employed by us as of the date of vesting. The Compensation Committee certified that the Accelerated Approval Milestone was achieved on April 3, 2023 and the applicable tranche of PSUs vested on April 5, 2023. Upon certification that the FDA has granted regular approval of PADCEV in the frontline urothelial cancer indication, or the Regular Approval Milestone, 75% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. The Regular Approval Milestone has a deadline by which it must be achieved. If it is not achieved by its deadline, then the associated number of stock units will be forfeited.
In August 2020, the Compensation Committee approved two PSU grants to each of our named executive officers other than Mr. Epstein as part of its regular annual equity granting process:
•A grant with vesting contingent on the achievement of a pre-specified three-year product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.
In August 2021, the Compensation Committee approved PSU grants to each of our named executive officers other than Mr. Epstein as part of its regular annual equity granting process, plus a special one-time additional amount of PSU awards as an added long-term retention incentive. These grants consisted of:
•A grant with vesting contingent on the achievement of a pre-specified three-year product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.
In January 2022, the Compensation Committee granted Dr. Dansey a special retention PSU award with a target and maximum number of shares equal to 18,259. The PSU award vests in tranches contingent on Compensation Committee certification of the achievement of specific research and development milestones prior to December 31, 2025 related to the approval of new medicines or label expansion of existing approved medicines and subject to time-based vesting. The Compensation Committee certified that the MOUNTAINEER milestone under this PSU award was achieved on January 19, 2023, and the applicable tranche of PSUs will vest on January 15, 2024, subject to continuous service with the Company. The Compensation Committee certified that the EV-103 Cohort K milestone under this PSU award was achieved on April 3, 2023, and the applicable tranche of PSUs will vest on January 15, 2024, subject to continuous service with the Company.
In August 2022, the Compensation Committee approved PSU grants to each of our named executive officers (other than Mr. Epstein, who had not yet joined the Company) as part of its regular annual equity granting process:
•A grant with vesting contingent on the achievement of a pre-specified three-year product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and

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COMPENSATION OF EXECUTIVE OFFICERS
•A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.
For more information regarding grants of equity awards to our executive officers, please see the sections of this proxy statement under the headings “Compensation Discussion and Analysis—Compensation-Setting Process—Long-Term Equity Awards” and the “Grants of Plan-Based Awards” table above. For more information regarding the acceleration of equity awards held by our executive officers, please see the section of this proxy statement under the heading “Potential Payments Upon Termination or Change-In-Control.”
Performance-Based Options
The performance-based option awards granted to Mr. Epstein and Dr. Dansey in November 2022 are subject to both time-based and performance-based vesting. The performance-based vesting consists of five tranches, such that the options will only performance vest if our common stock achieves specific price hurdles. The stock price hurdles are each between 8% and 21% higher than the prior hurdle with the final price hurdle being more than double the stock price at the time the performance-based option grants were made. The stock must trade at or above the hurdle for 50 out of 60 consecutive trading days and for at least 15 days during a single period when the trading window for directors and executive leadership is open. Each such tranche will time-vest 1/3 on the date of performance vesting, 1/3 on the nine month anniversary of performance vesting and 1/3 on the 18 month anniversary of performance vesting, in each case, subject to continued employment of the executive. Any unearned portion of the performance-based option awards will generally be forfeited if the performance vesting conditions are not met on the earlier of (1) December 31, 2028 and (2) a change of control (as defined in the executive’s employment agreement).

2023 PROXY STATEMENT	95

COMPENSATION OF EXECUTIVE OFFICERS
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth certain information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2022.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
David R. Epstein
	—	243,347	—	137.96	11/09/22	11/09/2032
	—	—	400,000	137.96	11/09/22	11/09/2032
							107,389	(4)	13,800,560	—		—
Total	—	243,347	400,000				107,389		13,800,560	—		—
Roger D. Dansey, M.D.
	6,140	—	—	65.11	06/15/18	6/15/2028
	57,747	11,669	—	72.64	08/30/19	8/30/2029
	19,080	13,629	—	161.82	08/17/20	8/17/2030
	13,964	27,928	—	155.87	08/16/21	8/16/2031
	—	—	275,000	137.96	11/09/22	11/09/2032
							1,442	(5)	185,311	—		—
							7,368	(6)	946,862	—		—
							—		—	2,436	(7)	313,050
							6,596	(8)	847,652	—		—
							—		—	5,277	(9)	678,147
							—		—	1,319	(10)	169,505
							12,879	(11)	1,655,080	—		—
							—		—	9,510	(12)	1,222,130
							—		—	2,378	(13)	305,597
							129	(14)	16,578	—		—
							—		—	18,259	(15)	2,346,464
							44,625	(16)	5,734,759	—		—
							—		—	23,800	(17)	3,058,538
							—		—	5,950	(18)	764,635
Total	96,931	53,226	275,000				73,039		9,386,242	68,929		8,858,066
Clay B. Siegall, Ph.D.(26)
	—	18,999	—	76.86	08/30/18	8/30/2028
	—	38,032	—	72.64	08/30/19	8/30/2029
	28,909	40,474	—	161.82	08/17/20	8/17/2030
	—	75,191	—	155.87	08/16/21	8/16/2031
							23,995	(19)	3,083,597	—		—
							24,016	(6)	3,086,296	—		—
							—		—	38,427	(20)	4,938,254
							—		—	9,607	(21)	1,234,596
							—		—	8,440	(7)	1,084,624
							20,986	(8)	2,696,911	—		—
							—		—	22,386	(9)	2,876,825
							—		—	5,596	(10)	719,142
							30,821	(11)	3,960,807	—		—
							—		—	29,940	(12)	3,847,589
							—		—	7,485	(13)	961,897
							714	(14)	91,756	—		—
Total	28,909	172,696	—				100,532		12,919,367	121,881		15,662,927

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COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards						Stock Awards
										Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Todd E. Simpson
	39,946	—	—	39.15	08/25/15	8/25/2025
	42,793	—	—	45.30	08/27/16	8/27/2026
	55,344	—	—	46.37	08/17/17	8/17/2027
	49,205	—	—	76.86	08/30/18	8/30/2028
	10,526	—	—	34.20	03/20/18	5/9/2026
	42,137	8,428	—	72.64	08/30/19	8/30/2029
	12,489	8,921	—	161.82	08/17/20	8/17/2030
	9,023	18,046	—	155.87	08/16/21	8/16/2031
							5,322	(6)	683,930	—		—
							—		—	2,436	(7)	313,050
							4,317	(8)	554,778	—		—
							—		—	3,454	(9)	443,874
							—		—	863	(10)	110,904
							8,321	(11)	1,069,332	—		—
							—		—	6,552	(12)	841,998
							—		—	1,638	(13)	210,499
							201	(14)	25,831	—		—
							15,447	(16)	1,985,094	—		—
							—		—	8,238	(17)	1,058,665
							—		—	2,060	(18)	264,731
Total	261,463	35,395	—				33,608		4,318,965	25,241		3,243,721

2023 PROXY STATEMENT	97

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards						Stock Awards
										Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Jean I. Liu
	32,446	—	—	39.15	08/25/15	8/25/2025
	35,293	—	—	45.30	08/27/16	8/27/2026
	40,344	—	—	46.37	08/17/17	8/17/2027
	40,523	—	—	76.86	08/30/18	8/30/2028
	37,599	7,520	—	72.64	08/30/19	8/30/2029
	10,407	7,434	—	161.82	08/17/20	8/17/2030
	7,519	15,038	—	155.87	08/16/21	8/16/2031
							4,748	(6)	610,165	—		—
							—		—	1,740	(7)	223,607
							3,597	(8)	462,250	—		—
							—		—	2,878	(9)	369,852
							—		—	720	(10)	92,527
							6,934	(11)	891,088	—		—
							—		—	5,416	(12)	696,010
							—		—	1,354	(13)	174,003
							160	(14)	20,562	—		—
							5,915	(22)	760,137	—		—
							13,731	(16)	1,764,571	—		—
							—		—	7,323	(17)	941,079
							—		—	1,831	(18)	235,302
Total	204,131	29,992	—				35,085		4,508,773	21,262		2,732,380
Chip R. Romp
	17,374	—	—	45.30	08/27/16	8/27/2026
	21,875	—	—	46.37	08/17/17	8/17/2027
	13,777	—	—	76.86	08/30/18	8/30/2028
	3,179	—	—	34.20	03/20/18	5/9/2026
	11,021	2,204	—	72.64	08/30/19	8/30/2029
	11,274	8,054	—	161.82	08/17/20	8/17/2030
	8,056	16,112	—	155.87	08/16/21	8/16/2031
							1,798	(23)	231,061	—		—
							1,392	(6)	178,886	—		—
							2,854	(24)	366,768	—		—
							—		—	1,392	(7)	178,886
							1,722	(25)	221,294	—		—
							3,897	(8)	500,803	—		—
							—		—	3,118	(9)	400,694
							—		—	780	(10)	100,238
							7,430	(11)	954,829	—		—
							—		—	5,680	(12)	729,937
							—		—	1,420	(13)	182,484
							112	(14)	14,393	—		—
							13,731	(16)	1,764,571	—		—
							—		—	7,323	(17)	941,079
							—		—	1,831	(18)	235,302
Total	86,556	26,370	—				32,936		4,232,605	21,544		2,768,620

98

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards						Stock Awards
										Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Vaughn B. Himes, Ph.D.
	32,430	—	—	41.04	08/19/13	8/19/2023
	35,232	—	—	44.09	08/26/14	8/26/2024
	34,946	—	—	39.15	08/25/15	8/25/2025
	40,293	—	—	45.30	08/27/16	8/27/2026
	47,844	—	—	46.37	08/17/17	8/17/2027
	42,644	—	—	76.86	08/30/18	8/30/2028
	8,333	—	—	34.20	03/20/18	5/9/2026
	35,655	7,131	—	72.64	08/30/19	8/30/2029
	9,540	6,815	—	161.82	08/17/20	8/17/2030
	7,089	14,179	—	155.87	08/16/21	8/16/2031
							4,503	(6)	578,681	—		—
							—		—	2,436	(7)	313,050
							3,298	(8)	423,826
							—		—	2,638	(9)	339,009
							—		—	660	(10)	84,817
							6,538	(11)	840,198
							—		—	5,601	(12)	719,785
							—		—	1,400	(13)	179,914
							201	(14)	25,831	—		—
							12,014	(16)	1,543,919	—		—
							—		—	6,408	(17)	823,492
							—		—	1,602	(18)	205,873
Total	294,006	28,125	—				26,554		3,412,455	20,745		2,665,940
Total	971,996	589,151	675,000				409,143		52,578,967	279,602		35,931,654
(1)All of the unexercisable options set forth in this column (other than the 400,000 options granted to Mr. Epstein and 275,000 options granted to Dr. Dansey with a vesting start date of November 9, 2022) vest at a rate of ¼th upon the one year anniversary of the vesting commencement date of such award, which vesting commencement date for each award is based on the date of hire of such person for their initial grant and thereafter on the grant date of such award. 1/36th of the remaining unvested shares vest on an equal monthly basis thereafter until the award is fully vested on the fourth anniversary of the vesting commencement date. The 400,000 options granted to Mr. Epstein and 275,000 options granted to Dr. Dansey with a vesting start date of November 9, 2022 will vest as described in footnote (2) below.
(2)The Performance-Based Stock Option awards were granted on November 9, 2022 and will vest in tranches contingent upon the achievement of company common stock price targets prior to December 31, 2028, as further described above under the heading “Compensation Discussion and Analysis—Performance-Based Options”. Number of securities underlying options shown above reflects the total number of shares to be issued upon achievement of all common stock price target performance goals.
(3)The market value of the RSU awards is based on the closing stock price of $128.51 per share for our common stock as reported on the Nasdaq Global Select Market on December 30, 2022.
(4)RSU awards vest 25% per year until fully vested on November 9, 2026
(5)RSU awards vest 25% per year until fully vested on February 1, 2023.
(6)RSU awards vest 25% per year until fully vested on August 30, 2023.
(7)The EV Frontline PSU awards were granted on December 31, 2019 and will vest upon certification by the Compensation Committee of certain milestones, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”
(8)RSU awards vest 25% per year until fully vested on August 17, 2024.
(9)The Product Sales Revenue PSU awards were granted on August 17, 2020 and will vest after December 31, 2023 upon certification by the Compensation Committee of achievement of the 2023 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 10,554 for Dr. Dansey, 44,772 for Dr. Siegall, 6,908 for Mr. Simpson, 5,756 for Ms. Liu, 6,236 for Mr. Romp and 5,276 for Dr. Himes.

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COMPENSATION OF EXECUTIVE OFFICERS
(10)The Relative TSR PSU awards were granted on August 17, 2020 and will vest after August 17, 2023 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 2,638 for Dr. Dansey, 11,192 for Dr. Siegall, 1,726 for Mr. Simpson, 1,440 for Ms. Liu, 1,560 for Mr. Romp and 1,320 for Dr. Himes.
(11)RSU awards vest 25% per year until fully vested on August 16, 2025.
(12)The Product Sales Revenue PSU awards were granted on August 16, 2021 and will vest after December 31, 2024 upon certification by the Compensation Committee of achievement of the 2022 through 2024 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 19,020 for Dr. Dansey, 59,880 for Dr. Siegall, 13,104 for Mr. Simpson, 10,832 for Ms. Liu, 11,360 for Mr. Romp, and 11,202 for Dr. Himes.
(13)The Relative TSR PSU awards were granted on August 16, 2021 and will vest after August 16, 2024 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 4,756 for Dr. Dansey, 14,970 for Dr. Siegall, 3,276 for Mr. Simpson, 2,708 for Ms. Liu, 2,840 for Mr. Romp, and 2,800 for Dr. Himes.
(14)Upon the Compensation Committee’s certification that TV received FDA approval, the TV portion of the EV/TV LTIP was deemed eligible to vest and will vest on September 23, 2023, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”
(15)The Special Retention PSU were granted on January 18, 2022 and will vest in tranches contingent on achieving performance milestones prior to December 31, 2025, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of shares and market value reflect the total number of shares to be issued upon achievement of all milestones.
(16)RSU awards vest 25% per year until fully vested on August 15, 2026.
(17)The Product Sales Revenue PSU awards were granted on August 15, 2022 and will vest after December 31, 2025 upon certification by the Compensation Committee of achievement of the 2023 through 2025 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 47,600 for Dr. Dansey, 16,476 for Mr. Simpson, 14,646 for Ms. Liu, 14,646 for Mr. Romp, and 12,816 for Dr. Himes.
(18)The Relative TSR PSU awards were granted on August 15, 2022 and will vest after August 15, 2025 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 11,900 for Dr. Dansey, 4,120 for Mr. Simpson, 3,662 for Ms. Liu, 3,662 for Mr. Romp, and 3,204 for Dr. Himes.
(19)RSU awards vest 25% per year until fully vested on August 30, 2022.
(20)The Adjusted Revenue PSU awards were granted on August 30, 2019 and will vest after December 31, 2022 upon certification by the Compensation Committee of achievement of the 2022 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long- Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Adjusted Revenue PSU awards is 76,854.
(21)The 2019 Relative TSR PSU awards were granted on August 30, 2019 and will vest after August 31, 2022 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the 2019 Relative TSR PSU awards is 19,214.
(22)RSU awards vest 25% per year until fully vested on January 15, 2026.
(23)RSU awards vest 25% per year until fully vested on July 1, 2023.
(24)RSU awards vest 33% per year until fully vested on December 19, 2023.
(25)RSU award vests 25% per year until fully vested on May 15, 2024.
(26)Dr. Siegall’s equity awards outstanding are subject to and will only vest pursuant to the terms outlined in the Siegall Separation Agreement, as described under the heading “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.”
Option Exercises and Stock Vested in 2022
The following table sets forth information regarding exercises of stock options and vesting of RSU awards by our named executive officers for the year ended December 31, 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) $	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) $
David R. Epstein	—	—	—	—
Roger D. Dansey, M.D.	39,744	6,204,112	19,650	3,114,686
Clay B. Siegall, Ph.D.	1,254,173	166,935,373	4,729	682,347
Todd E. Simpson	—	—	16,872	2,673,947
Jean I. Liu	9,634	1,266,405	14,290	2,266,059
Chip R. Romp	—	—	13,602	2,111,792
Vaughn B. Himes, Ph.D.	24,000	3,159,985	14,259	2,252,923

100

COMPENSATION OF EXECUTIVE OFFICERS
(1)The value realized on exercise is calculated based on the difference between the exercise price of each option exercised and the closing price of our common stock on the date of exercise multiplied by the number of shares underlying each option exercised, and does not represent actual amounts received by the named executive officers as a result of the option exercises.
(2)The value realized on vesting is calculated based on the closing price of our common stock on the vesting date multiplied by the number of shares underlying each award vested.
CEO Pay Ratio
Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to David R. Epstein, our CEO, or the CEO Pay Ratio. Set forth below is a description of the methodology, including material assumptions, adjustments and estimates, we used to identify the median employee for purposes of calculating the CEO Pay Ratio:
•We identified the median employee using our employee population as of November 10, 2022.
•In determining compensation for purposes of the median calculation, we used each employee’s annual base pay, the employee’s target annual bonus and either the employee’s regular annual equity award or (for employees hired after the cutoff to receive a regular annual equity award) the employee’s target new-hire equity grant. For regular annual equity awards, we used grant date fair value, and for target new-hire equity grants, we used the target award value.
•We annualized the base salary earned in 2022 by permanent employees (full-time and part-time) hired after January 1, 2022.
Using this approach, we selected the median of our employee population. Once the median employee was identified, we then calculated annual total compensation for this employee in accordance with the requirements of the Summary Compensation Table.
For 2022, the median of the annual total compensation of our employees (other than our CEO) was $226,423 and the annual total compensation of our CEO was $57,460,546. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 254:1.
The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with the rule and applicable guidance. The rule and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, as the SEC explained when it adopted the rule, in considering the pay-ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures. Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

2023 PROXY STATEMENT	101

COMPENSATION OF EXECUTIVE OFFICERS
Potential Payments upon Termination
or Change-in-Control
The following table reflects the potential payments and benefits to which our named executive officers would be entitled in the event of a termination of employment or change-in-control of the Company. The amounts shown in the table below assume that each termination of employment or event was effective as of December 31, 2022 and that all eligibility requirements under the applicable agreements were satisfied. The amounts included here do not reflect the terms of the Merger Agreement, which was entered into after December 31, 2022. Information regarding amounts payable in connection with the Merger will be available in the preliminary and definitive special meeting proxy statements relating to the proposed transaction.

	Involuntary Termination(1)
Name and Principal Position	More Than 3 Months Prior to or More Than 18 Months After a Change in Control	Three Months Prior to or Within 18 Months After a Change in Control	Termination Due to Death(2)	Termination Due to Disability(2)
David R. Epstein
Chief Executive Officer
Base salary continuation	$2,250,000	$4,500,000	$—	$—
Lump sum bonus award payment	3,375,000	6,750,000	2,250,000	2,250,000
Health benefit continuation	1,881	1,881	—	—
Vacation payout	17,726	17,726	17,726	17,726
Stock award acceleration(3)	3,450,108	13,800,560	13,800,560	3,450,108
Total	$9,094,715	$25,070,167	$16,068,286	$5,717,834
Roger D. Dansey, M.D.
President, Research and Development and Chief Medical Officer
Base salary continuation	$1,650,000	$2,200,000	$—	$—
Lump sum bonus award payment	1,554,786	2,073,048	1,036,524	1,036,524
Health benefit continuation	47,448	47,448	—	—
Vacation payout	84,616	84,616	84,616	84,616
Stock award acceleration(3)	4,210,003	16,994,677	12,310,889	6,482,703
Total	$7,546,853	$21,399,789	$13,432,029	$7,603,843
Todd E. Simpson
Chief Financial Officer
Base salary continuation	$677,800	$1,016,700	$—	$—
Lump sum bonus award payment	406,680	610,020	406,680	406,680
Health benefit continuation	23,025	34,537	—	—
Vacation payout	52,139	52,139	52,139	52,139
Stock award acceleration(3)	2,310,879	7,896,679	5,782,576	3,303,618
Total	$3,470,523	$9,610,075	$6,241,395	$3,762,437

102

COMPENSATION OF EXECUTIVE OFFICERS

	Involuntary Termination(1)
Name and Principal Position	More Than 3 Months Prior to or More Than 18 Months After a Change in Control	Three Months Prior to or Within 18 Months After a Change in Control	Termination Due to Death(2)	Termination Due to Disability(2)
Jean I. Liu
Chief Legal Officer
Base salary continuation	$682,500	$1,023,750	$—	$—
Lump sum bonus award payment	409,500	614,250	409,500	409,500
Health benefit continuation	31,632	47,448	—	—
Vacation payout	52,501	52,501	52,501	52,501
Stock award acceleration(3)	2,210,414	7,563,525	5,761,789	3,043,288
Total	$3,386,547	$9,301,474	$6,223,790	$3,505,289
Chip R. Romp
Executive Vice President, Commercial U.S.
Base salary continuation	$630,000	$945,000	$—	$—
Lump sum bonus award payment	315,000	472,500	315,000	315,000
Health benefit continuation	31,632	47,448	—	—
Vacation payout	26,899	26,899	26,899	26,899
Stock award acceleration(3)	2,034,852	7,046,145	5,233,980	2,913,090
Total	$3,038,383	$8,537,992	$5,575,879	$3,254,989
Vaughn B. Himes, Ph.D.
Chief Technical Officer
Base salary continuation	$590,700	$886,050	$—	$—
Lump sum bonus award payment	354,420	531,630	354,420	354,420
Health benefit continuation	31,632	47,448	—	—
Vacation payout	45,438	45,438	45,438	45,438
Stock award acceleration(3)	1,881,030	6,339,925	4,611,224	2,681,390
Total	$2,903,220	$7,850,491	$5,011,082	$3,081,248
(1)Each employment agreement with a named executive officer, other than Mr. Epstein and Dr. Dansey, provides that in the case of involuntary termination occurring not in connection with a change in control, such individual is entitled to receive: (i) 12 months of monthly base salary, (ii) such individual’s annual target bonus, (iii) 12 months of continued health benefits, and (iv) 12 months of accelerated vesting of outstanding equity awards (i.e., stock options and RSU awards). In the case of involuntary termination occurring not in connection with a change in control, Mr. Epstein is currently entitled to receive: (i) 18 months of base salary, (ii) his annual target bonus multiplied by 1.5, (iii) 18 months of continued health benefits, and (iv) 18 months of accelerated vesting of outstanding equity awards (i.e. stock options and RSU awards). Additionally, the exercisability of any outstanding and vested options shall extend to the earlier of (x) 18 months and (y) the expiration date of such option. After 24 months of service, upon an involuntary termination occurring not in connection with a change in control, Mr. Epstein will be entitled to receive: (i) 24 months of base salary, (ii) his annual target bonus multiplied by 2.0, (iii) 18 months of continued health benefits, and (iv) 24 months of accelerated vesting of outstanding equity awards (i.e., stock options and RSU awards). Additionally, the exercisability of any outstanding and vested options shall extend to the earlier of (x) 24 months and (y) the expiration date of such option. If Mr. Epstein is employed for more than 18 months but less than 24 months prior to the involuntary termination, a number between 1.5 and 2.0 interpolated on a straight line basis based on the number of whole months employed between 18 and 24 months. In the case of involuntary termination occurring not in connection with a change in control, Dr. Dansey is entitled to receive: (i) 18 months of base salary, (ii) his annual target bonus multiplied 1.5, (iii) 18 months of continued health benefits, and (iv) vesting of outstanding equity awards such that such equity awards will become vested as to an additional 18 months. Additionally, the exercisability of any outstanding and vested options shall extend to the earlier of (x) 18 months and (y) the expiration date of such option. Such base salary and bonus payments are payable in either a lump-sum payment or in accordance with Seagen's standard payroll schedule, at Seagen's discretion. In the case of involuntary termination occurring 3 months prior to or within 18 months after a change in control, each named executive officer, other than Mr. Epstein and Dr. Dansey, is entitled to receive: (i) 18 months of monthly base salary, (ii) such individual’s annual bonus at target, multiplied by 1.5, (iii) 18 months of continued health benefits, and (iv) 100% acceleration of vesting of outstanding equity awards (other than PSUs). In the case of involuntary termination occurring 3 months prior to or within 18 months after a change in control, Mr. Epstein is entitled to receive: (i) 36 months of base salary, (ii) his annual target bonus multiplied by 3.0, (iii) 18 months of continued health benefits, and (iv) vesting of outstanding equity awards in full (provided that Mr. Epstein’s performance options shall be performance earned or forfeited on a change in control). Additionally, the exercisability of any outstanding and vested options shall extend to the earlier of (x) from 18 to 24 months (based on length of employment prior to the involuntary termination as described above) and (y) the expiration date of such option. In the case of involuntary termination occurring 3 months prior to or within 18 months after a change in control, Dr. Dansey is entitled to receive: (i) 24 months of base salary, (ii) his annual target bonus multiplied by 2.0, (iii) 18 months of continued health benefits, and (iv) vesting of outstanding equity awards in full (provided that Dr. Dansey’s performance options shall be performance earned or forfeited on a change in control). Additionally, the exercisability of any outstanding and vested options shall extend to the earlier of (x) 18 months and (y) the expiration date of such option. Such base salary and bonus payments will be made in a lump sum within 40 days after such termination. Such severance benefits are conditioned upon the individual’s resignation from all positions held by the individual and execution of a full release and waiver of claims. See the description of each named executive officer’s employment agreement set forth below under

2023 PROXY STATEMENT	103

COMPENSATION OF EXECUTIVE OFFICERS
the heading “Employment Agreements.” In the case of involuntary termination immediately prior to or within 12 months after a change in control, the treatment of PSUs awarded to our named executive officers in August 2022, the PSUs awarded to our named executive officers in August 2021, the PSUs awarded to our named executive officers in August 2020, the PSUs awarded to Dr. Dansey in January 2022 and the EV Frontline PSUs is discussed below under the heading “ Other Termination Benefits.”
(2)Upon termination due to death or disability, each employment agreement provides for payment of the amount of such individual's target annual bonus for the fiscal year in which the death or disability occurs, as determined by the Board or the Compensation Committee, all accrued but unpaid salary, and any accrued but unused vacation. Upon termination due to disability, each stock option agreement or stock unit agreement with our named executive officers provides for 12 months accelerated vesting of outstanding option awards. Upon termination due to death, (a) the relevant stock unit agreement provides for 100% acceleration of vesting of outstanding stock awards and stock awards, as applicable. Upon termination due to death, (i) the relevant stock unit agreement for each named executive officer provides for 100% acceleration of vesting of outstanding stock awards, (ii) the relevant stock option agreement for each named executive officer (other than Mr. Epstein) provides for 12 months accelerated vesting of outstanding option awards, and (iii) the relevant stock option agreement for Mr. Epstein provides for 100% acceleration of vesting of outstanding option awards. The PSUs awarded to our named executive officers in August 2022, the PSUs awarded to our named executive officers in August 2021, the PSUs awarded to our named executive officers in August 2020 and the PSUs awarded to Dr. Dansey in January 2022, all provide for accelerated vesting of a pro rata portion of the target award due to termination of employment due to death or disability. In addition, Mr. Epstein will be relieved of any obligation in respect of the clawback described in his employment agreement.
(3)The value of equity award vesting acceleration is based on the closing stock price of $128.51 per share for our common stock as reported on the Nasdaq Global Select Market on December 30, 2022 with respect to unvested RSU awards and in-the-money unvested stock option shares (and in the case of unvested stock option shares, minus the exercise price of the unvested option shares).
Separation Agreement with Clay B. Siegall, Ph.D.
On May 15, 2022, we entered into the Siegall Separation Agreement, pursuant to which we and Dr. Siegall mutually agreed that Dr. Siegall would resign as our President, Chief Executive Officer and as a member of the Board effective May 15, 2022. For additional information on the terms and amounts of Dr. Siegall’s separation, please see “Compensation Discussion and Analysis—Leadership Transition—Separation Agreement with Clay B. Siegall, Ph.D.” and the “Summary Compensation Table.”
Employment Agreements
On November 8, 2022, we entered into an employment agreement with Mr. Epstein. This agreement provides that he receive an annual base salary, which was initially set at $1,500,000 effective November 9, 2022, and he may receive an annual bonus based upon performance criteria and financial and operational results of Seagen as determined by the Compensation Committee under the Executive Bonus Plan. Mr. Epstein also received a one-time relocation payment of $6,000,000 to assist with his relocation to the Seattle, Washington area, which payment is subject to a pro-rated right of repayment in favor of the Company in the event (i) Mr. Epstein ceases to be employed by the Company (other than as a result of his death, disability, or due to an involuntary termination that occurs within three months prior to or 18 months following a change in control), or (ii) after establishing primary residence in the Seattle, Washington area and prior to his termination of employment, Mr. Epstein ceases to have his primary residence in the Seattle area, in either case within six years following payment of the relocation payment. Mr. Epstein is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee. In the event Mr. Epstein’s employment is constructively terminated or terminated by Seagen without cause and not in the three months prior to or 18 months following a change of control of the Company, Mr. Epstein will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 18 months and 1.5 times his target bonus, to be increased to up to 24 months of annual base salary and 2 times target bonus, based on years of service; (ii) payment of 18 months of COBRA premiums, (iii) accelerated time-vesting of 18 months (to be increased to up to 24 months based on length of service) of any unvested equity awards held by Mr. Epstein (including options, RSUs and any earned performance options), and (iv) a minimum of 18 months (to be increased to up to 24 months based on length of service) extended option exercisability for vested outstanding options. Such base salary and bonus payments are payable in either a lump-sum payment within 60 days after the date of the termination or in accordance with Seagen’s standard payroll schedule, at Seagen’s discretion, provided that such payments may not extend beyond 2.5 months following the end of the calendar year in which the date of such termination occurs. In the event Mr. Epstein’s employment is constructively terminated or terminated by Seagen without cause and in the three months prior to or 18 months following a change of control of the Company, Mr. Epstein will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 36 months and 3 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) double-trigger acceleration of equity awards, provided that Mr. Epstein’s performance-based options shall be earned based on the stock price achieved in the change of

104

COMPENSATION OF EXECUTIVE OFFICERS
control and (v) any clawback provisions on Mr. Epstein’s relocation payment will be voided. Such base salary and bonus payments must be made in a lump sum within 40 days after such termination. Such severance benefits are conditioned upon Mr. Epstein’s resignation from all positions held by Mr. Epstein and execution of a full release and waiver of claims. Mr. Epstein’s employment is for no specified length of time, and either he or Seagen has the right to terminate his employment at any time with or without cause.
On November 8, 2022, we entered into an amended and restated employment agreement with Dr. Dansey. This agreement provides that he receive an annual base salary, which was set at $1,100,000 effective November 9, 2022, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Dr. Dansey is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee. In the event Dr. Dansey’s employment is constructively terminated or terminated by Seagen without cause and not in the three months prior to or 18 months following a change of control of the Company, Dr. Dansey will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 18 months and 1.5 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) accelerated time-vesting of 18 months of any unvested equity awards held by Dr. Dansey (unless otherwise provided in an equity award agreement), and (iv) 18 months extended option exercisability for vested outstanding options. Such base salary and bonus payments are payable in either a lump-sum payment within 60 days after the date of the termination or in accordance with Seagen’s standard payroll schedule, at Seagen’s discretion, provided that such payments may not extend beyond 2.5 months following the end of the calendar year in which the date of such termination occurs. In the event Dr. Dansey’s employment is constructively terminated or terminated by Seagen without cause and within the three months prior to or 18 months following a change of control of the Company, Dr. Dansey will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 24 months and 2 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) double-trigger acceleration of equity awards (unless otherwise provided in an equity award agreement), provided that Dr. Dansey’s performance-based options shall be earned based on the stock price achieved in the change of control. Such base salary and bonus payments must be made in a lump sum within 40 days after such termination. Such severance benefits are conditioned upon Dr. Dansey’s resignation from all positions held by Dr. Dansey and execution of a full release and waiver of claims. Dr. Dansey’s employment is for no specified length of time, and either he or Seagen has the right to terminate his employment at any time with or without cause.
On February 9, 2022, we entered into an amended and restated employment agreement with Mr. Simpson that amended and restated the employment agreement that was entered into with Mr. Simpson in October 2018. This agreement provides that he receive an annual base salary, which was set at $677,800 effective February 5, 2022, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Simpson is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee.
On February 9, 2022, we entered into an amended and restated employment agreement with Ms. Liu that amended and restated the employment agreement that was entered into with Ms. Liu in October 2018. This agreement provides that she receive an annual base salary, which was set at $682,500 effective February 5, 2022, and is eligible to receive an annual bonus at a target percentage of her base salary as determined by the Compensation Committee. Ms. Liu is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee.
On February 9, 2022, we entered into an amended and restated employment agreement with Mr. Romp that amended and restated the employment agreement that was entered into with Mr. Romp in April 2020. This agreement provides that he receive an annual base salary, which was set at $630,000 effective February 5, 2022, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Romp is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee.

2023 PROXY STATEMENT	105

COMPENSATION OF EXECUTIVE OFFICERS
On February 9, 2022, we entered into an amended and restated employment agreement with Mr. Himes that amended and restated the employment agreement that was entered into with Mr. Himes in October 2018. This agreement provides that he receive an annual base salary, which was set at $590,700 effective February 5, 2022, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Himes is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee.
Each amended and restated employment agreement for Mr. Simpson, Ms. Liu, Mr. Romp and Mr. Himes provide that in the event such executive’s employment is constructively terminated or terminated by us without cause and not in the three months prior to or 18 months following a change of control of the Company, such executive will be entitled to receive: (i) payment of severance benefits equal to his or her annual base salary for 12 months and 1.0 times his or her target bonus; (ii) payment of 12 months of COBRA premiums, and (iii) equity award vesting acceleration equal to 12 months of vesting (unless otherwise provided in an equity award agreement). Such base salary and bonus payments are payable in either a lump-sum payment within 60 days after the date of the termination or in accordance with Seagen’s standard payroll schedule, at Seagen’s discretion, provided that such payments may not extend beyond 2.5 months following the end of the calendar year in which the date of such termination occurs. In the event such executive’s employment is constructively terminated or terminated by us without cause and within the three months prior to or 18 months following a change of control of the Company, such executive will be entitled to receive: (i) payment of severance benefits equal to his or her annual base salary for 18 months and 1.5 times his or her target bonus; (ii) payment of 18 months of COBRA premiums, and (iii) all of such executive’s equity awards will become fully vested (unless otherwise provided in an equity award agreement) and, in the case of stock options, exercisable. Such base salary and bonus payments must be made in a lump sum within 40 days after such termination. Such severance benefits are conditioned upon such executive’s resignation from all positions held by such executive and execution of a full release and waiver of claims. Each such executive’s employment is for no specified length of time, and either such executive or we have the right to terminate such executive’s employment at any time with or without cause.
Other Benefits on Termination or Change-in-Control
We typically do not provide gross-ups or other payments based on taxes attributable to any of the severance payments and benefits described above. However, in 2022, we paid $28,174 in tax gross-ups in connection with COBRA coverage provided to Dr. Siegall pursuant to the Siegall Separation Agreement.
In addition see “Special 2023 Actions in Connection with the Merger Agreement” below for a description of letter agreements entered into in connection with the Merger.
Other Benefits on Termination Due to Death or Disability
Upon a termination of employment due to death or disability, each employment agreement also provides for payment of the amount of such individual's target annual bonus for the fiscal year in which the death or disability occurs, as determined by the Board or the Compensation Committee, any accrued but unpaid salary, and any accrued but unused vacation. Under Mr. Epstein’s employment agreement, upon a termination of employment due to death or disability, any clawback provisions on Mr. Epstein’s relocation payment will be voided.
In addition, the 2007 Equity Plan provides that (i) upon the executive officer's termination of employment as a result of his or her disability, all outstanding options to purchase shares of our common stock that are vested and exercisable as of the date of the executive officer’s termination of employment may be exercised for 12 months following the termination date, but in no event after the expiration of such option; and (ii) upon the executive officer's termination of employment as a result of his or her death, or in the event of the executive officer’s death within 30 days following his or her termination of employment, all outstanding options to purchase shares of our common stock that are vested and exercisable as of the

106

COMPENSATION OF EXECUTIVE OFFICERS
date of the executive officer’s death may be exercised for 12 months following his or her death but in no event after the expiration date of such option. Upon a termination of employment due to death, Mr. Epstein would receive full acceleration of all then outstanding time-based options awards.
For each of our named executive officers, upon a termination of employment due to death, such officer would receive full acceleration of all then outstanding stock units that do not have performance or milestone vesting conditions. For each of our named executive officers, upon a termination of employment due to disability, such officer’s then outstanding RSU awards would accelerate such that the officer would receive 12 months of accelerated vesting.
For each of Mr. Epstein and Dr. Dansey, in the event of a termination of employment due to death, Mr. Epstein and Dr. Dansey would receive full acceleration of the time vesting condition of their performance option award. For each of Mr. Epstein and Dr. Dansey, in the event of a termination of employment due to disability, Mr. Epstein and Dr. Dansey would receive accelerated vesting as to an additional 12 months with respect to the time vesting condition of their performance option award.
Other Termination Benefits
Other than as set forth in each named executive officer’s employment agreement and except as otherwise provided by applicable law, the named executive officers are generally not entitled to any additional benefits upon a termination or change in control of Seagen. However, under the 2007 Equity Plan, in the event of a change in control of Seagen, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards shall be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within 12 months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award shall be accelerated in full. The value of such stock option acceleration in full for each named executive officer who was employed by the company as of December 31, 2022, assuming such termination or event was effective as of December 31, 2022, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above under the column “Involuntary Termination—Three Months Prior to or Within 18 Months After a Change in Control.”
The Relative TSR PSU awards and the Product Sales Revenue PSU awards provide for acceleration of vesting if the applicable named executive officer’s employment is terminated due to death or disability or in the event of certain specified change in control events wherein the PSU awards are not assumed by the surviving entity. In the event of certain specified change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to the named executive officer’s continued service through the applicable vesting date; provided, however, that if a named executive officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination.
Under the 2007 Equity Plan, if a named executive officer’s service with us is terminated as a result of death or disability, the period of time in which options may be exercised following termination is extended as described in more detail under the heading “Other Benefits on Termination Due to Death or Disability” above.
Under the EV/TV LTIP, the vesting of any RSU awards held by a named executive officer is subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of the acceleration of the portion of such RSU awards granted upon the approvals of PADCEV and TIVDAK is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

2023 PROXY STATEMENT	107

COMPENSATION OF EXECUTIVE OFFICERS
Under the terms of the PSU awards granted to Dr. Siegall in August 2019 and the PSU awards granted to each named executive officer except Mr. Epstein in August 2020, 2021 and 2022, the vesting of such PSU awards will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events involving us or the termination of the officer’s employment due to death or disability. In addition, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to the officer’s continued service through the applicable vesting date; provided, however, that if the officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination. The value of such PSU award acceleration is included in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the terms of the EV Frontline PSU awards held by our named executive officers (other than Mr. Epstein), the vesting of such awards is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of such EV Frontline PSU award acceleration, assuming such termination or event was effective as of December 31, 2022, is included in the “Potential Payments Upon Termination or Change-In-Control” table above.
Under the terms of the PSU award granted to Dr. Dansey in January 2022, the vesting of such award is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the award. The value of such PSU award acceleration is included in the “Potential Payments Upon Termination or Change-In-Control” table above.
Special 2023 Actions in Connection with the Merger
As discussed above and previously disclosed, on March 13, 2023, the Company announced it had entered into a Merger Agreement, with Pfizer. A description of the terms of the Merger Agreement is set forth in the Company’s Current Report on Form 8-K, filed with the SEC on March 13, 2023. The Merger Agreement provides for a cash payment equal to $229 per share on closing. As part of the Merger Agreement, the parties agreed that currently outstanding stock options, RSUs and PSUs will vest and receive the cash consideration at closing, and the LTIP PSUs subject to product milestones will roll over at closing.
In connection with entering into the Merger Agreement, we entered into letter agreements on March 12, 2023 with Mr. Epstein and Dr. Dansey, providing that, in the event that the applicable executive receives any payments or benefits in connection with the Merger that are subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, such executive will receive a gross-up payment that puts such executive in the same after-tax position as though such tax did not apply. In the event the Merger is not completed, these letter agreements will terminate.
Further information regarding compensation in connection with the Merger will be available in the preliminary and definitive special meeting proxy statements relating to the proposed transaction.

108

COMPENSATION OF EXECUTIVE OFFICERS
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers, or PEOs, and Non-PEO named executive officers, or Non-PEO NEOs, and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

	Summary Compensation Table Total for David R. Epstein(1) ($)	Summary Compensation Table Total for Roger D. Dansey, M.D.(1) ($)	Summary Compensation Table Total for Clay B. Siegall, Ph.D.(1) ($)	Compensation Actually Paid to David R. Epstein(1)(2)(3) ($)	Compensation Actually Paid to Roger D. Dansey, M.D.(1)(2)(3) ($)	Compensation Actually Paid to Clay B. Siegall, Ph.D.(1)(2)(3) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based On:)(4)		Net Income (Loss) ($ Millions)	Net Product Sales Revenue ($ Millions)(5)
									Company TSR ($)	Peer Group TSR ($)
2022	57,460,546	36,390,753	32,758,022	52,036,170	29,443,912	(20,240,451)	5,306,908	3,460,387	112.47	113.65	(610.3)	1,706.5
2021	—	—	18,906,444	—	—	16,157,826	6,314,999	3,696,544	135.31	126.45	(674.5)	1,385.6
2020	—	—	16,493,557	—	—	49,623,287	5,038,594	13,814,518	153.28	126.42	(613.7)	1,000.6
(1)Clay B. Siegall, Ph.D. was our PEO in 2020, 2021, and until May 2022. Roger D. Dansey, M.D. was our interim PEO from May 2022 to November 2022. David R. Epstein was our PEO starting in November 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Roger D. Dansey, M.D.	Roger D. Dansey, M.D.	Todd E. Simpson
Todd E. Simpson	Todd E. Simpson	Jean I. Liu
Jean I. Liu	Jean I. Liu	Chip R. Romp
Chip R. Romp	Chip R. Romp	Vaughn B. Himes, Ph.D.
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)The amounts in this column represent the average amount of “compensation actually paid” to the applicable PEO or Non-PEO NEOs as a group, as applicable, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the applicable PEO or Non-NEO PEOs as a group, as applicable, for each year to determine the compensation actually paid. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for David R. Epstein ($)	Exclusion of Stock Awards and Option Awards for David R. Epstein ($)(a)	Inclusion of Equity Values for David R. Epstein ($)(b)	Compensation Actually Paid to David. R. Epstein ($)
2022	57,460,546	(57,196,632)	51,772,256	52,036,170

Year	Summary Compensation Table Total for Roger D. Dansey, M.D. ($)	Exclusion of Stock Awards and Option Awards for Roger D. Dansey, M.D. ($)(a)	Inclusion of Equity Values for Roger D. Dansey, M.D. ($)(b)	Compensation Actually Paid to Roger D. Dansey, M.D. ($)
2022	36,390,753	(33,909,169)	26,962,328	29,443,912

2023 PROXY STATEMENT	109

COMPENSATION OF EXECUTIVE OFFICERS

Year	Summary Compensation Table Total for Clay B. Siegall, Ph.D. ($)	Exclusion of Stock Awards and Option Awards for Clay B. Siegall, Ph.D. ($)(a)	Inclusion of Equity Values for Clay B. Siegall, Ph.D. ($)(b)	Compensation Actually Paid to Clay B. Siegall, Ph.D. ($)
2022	32,758,022	(28,142,676)	(24,855,797)	(20,240,451)
2021	18,906,444	(15,817,012)	13,068,394	16,157,826
2020	16,493,557	(13,856,879)	46,986,609	49,623,287

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(a)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	5,306,908	(4,145,194)	2,298,673	3,460,387
2021	6,314,999	(5,108,075)	2,489,620	3,696,544
2020	5,038,594	(3,912,014)	12,687,938	13,814,518
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b) The amounts in the Inclusion of Equity Values in the tables above include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. The amounts deducted or added in calculating the equity award adjustments are set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for David R. Epstein ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for David R. Epstein ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for David R. Epstein ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for David R. Epstein ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for David R. Epstein ($)	Total - Inclusion of Equity Values for David R. Epstein ($)
2022	51,772,256	—	—	—	—	51,772,256

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Roger D. Dansey, M.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Roger D. Dansey, M.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Roger D. Dansey, M.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Roger D. Dansey, M.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Roger D. Dansey, M.D. ($)	Total - Inclusion of Equity Values for Roger D. Dansey, M.D. ($)
2022	28,642,440	(734,469)	—	(945,643)	—	26,962,328

110

COMPENSATION OF EXECUTIVE OFFICERS

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Clay B. Siegall, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Clay B. Siegall, Ph.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Clay B. Siegall, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Clay B. Siegall, Ph.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Clay B. Siegall, Ph.D. ($)	Total - Inclusion of Equity Values for Clay B. Siegall, Ph.D. ($)
2022	—	(21,850,484)	—	(3,005,313)	—	(24,855,797)
2021	15,580,163	658,358	—	(3,170,127)	—	13,068,394
2020	16,074,779	20,078,300	—	10,833,530	—	46,986,609

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	3,125,223	(320,624)	—	(505,926)	—	2,298,673
2021	5,006,651	(1,322,387)	—	(1,194,644)	—	2,489,620
2020	4,521,840	5,603,498	—	2,562,600	—	12,687,938
(4)The Peer Group TSR set forth in this table utilizes the Nasdaq Biotechnology Total Return Index which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Nasdaq Biotechnology Total Return Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined net product sales revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2022. For a description of net product sales revenue, please see “Compensation Discussion and Analysis—Compensation Setting Process—Long-Term Equity Awards—PSU Awards” above. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Tabular List of Most Important Financial Performance Measures for the Fiscal Year ended December 31, 2022
The three items listed below represent the most important financial performance measures we used to link Compensation Actually Paid to our named executive officers to Company performance for the fiscal year ended December 31, 2022. For a description of net product sales revenue and relative TSR, please see “Compensation Discussion and Analysis—Compensation Setting Process—Long-Term Equity Awards—PSU Awards” above.

Most Important Financial Performance Measures
Stock Price
Net Product Sales Revenue
Relative TSR

2023 PROXY STATEMENT	111

COMPENSATION OF EXECUTIVE OFFICERS
Description of Relationship Between Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.
PEO AND AVERAGE NON-PEO NEOs COMPENSATION ACTUALLY PAID VERSUS TSR

112

COMPENSATION OF EXECUTIVE OFFICERS
Description of Relationship Between Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.
PEO AND AVERAGE NON-PEO NEOs COMPENSATION ACTUALLY PAID VERSUS NET INCOME (LOSS)

2023 PROXY STATEMENT	113

COMPENSATION OF EXECUTIVE OFFICERS
Description of Relationship Between Compensation Actually Paid and Net Product Sales Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Product Sales Revenue during the three most recently completed fiscal years.
PEO AND AVERAGE NON-PEO NEOs COMPENSATION ACTUALLY PAID VERSUS COMPANY NET PRODUCT SALES REVENUE

$60
$50
$40
$30
$20
$10
$0
$(10)
$(20)
Compensation Actually Paid ($ in Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Net Product Sales Revenue ($ Millions)
$1,000.6
$1,385.6
$1,706.5
49.6
13.8
16.2
3.7
52.0
29.4
(20.2)
3.5
2020
2021
2022
Fiscal Year
Mr. Epstein Compensation Actually Paid
Dr. Siegall Compensation Actually Paid
Net Product Sales Revenue
Dr. Dansey Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the Nasdaq Biotechnology Index over the same period.
COMPARISON OF CUMULATIVE TSR OF SEAGEN INC. AND NASDAQ BIOTECHNOLOGY INDEX

114

Certain Relationships and Related Party Transactions

Policies and Procedures for Review of Related Party Transactions
Pursuant to the Audit Committee Charter, the Audit Committee is responsible for the review, oversight and approval of any transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000 or is otherwise required to be disclosed by Seagen under applicable rules and regulations of the SEC. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to Seagen, the terms of the transaction, and the availability of other sources for comparable services or products.
Certain Transactions with or Involving Related Persons
Since January 1, 2022, we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest, except as follows:
Consulting Agreement with Marc E. Lippman, M.D. In connection with his resignation from the Board on May 13, 2022, we entered into a consulting agreement with Marc E. Lippman pursuant to which Dr. Lippman agreed to provide us with consulting services in the area of breast cancer therapies. The consulting agreement expired pursuant to its terms on December 31, 2022. Under the consulting agreement, in consideration for the services provided, Dr. Lippman’s unvested equity awards previously granted continued to vest during the term of the consulting agreement in accordance with their terms, and Dr. Lippman had three months from the expiration date of the consulting agreement (or until March 31, 2023) to exercise any options held by him that were vested and exercisable as of such expiration date. The Audit Committee, in the exercise of its review and oversight responsibilities, approved the consulting agreement with Dr. Lippman.
BeiGene License Agreement. We are a party to a license agreement with BeiGene, Ltd., or BeiGene, for the advancement of a preclinical product candidate for treating cancer. One of our directors, Felix J. Baker, and entities affiliated with Dr. Baker, which together are our largest shareholders, or the Baker Entities, owned 11.3% of BeiGene as of December 31, 2022. In addition, two representatives of the Baker Entities serve on BeiGene’s board of directors. Under the terms of the agreement, Seagen retained rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. BeiGene was granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development, and BeiGene agreed to fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of $20 million and is eligible to receive progress-dependent milestones for total potential upfront and milestone payments of up to $160 million, as well as royalties for potential sales of the product candidate. The Audit Committee, in exercise of its review and oversight responsibilities, approved the license agreement with BeiGene.
Indemnification Agreements
Seagen has entered into indemnification agreements with its directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. Seagen also intends to enter into these agreements with our future directors and certain future officers.

2023 PROXY STATEMENT	115

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans: our 2007 Equity Plan and Restated 2000 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by shareholders:
Amended and Restated 2007 Equity Incentive Plan(1)	9,888,149	$97.64	4,324,729	(2)
Amended and Restated 2000 Employee Stock Purchase Plan		$ —	656,762	(3)
Equity compensation plans not approved by shareholders	—	$ —	—
Total	9,888,149		4,981,491
(1)The number of securities to be issued upon exercise of outstanding options and rights (column (a)) includes shares subject to RSU awards granted under the 2007 Equity Plan, which RSU awards do not carry an exercise price. Accordingly, the weighted average exercise price of outstanding options and rights (column (b)) excludes the grant of RSU awards.
(2)As of December 31, 2022, 4,324,729 shares remained available for future issuance under our 2007 Equity Plan. As of March 1, 2023, 4,339,181 shares remained available for future issuance under our 2007 Equity Plan.
(3)As of December 31, 2022, 656,762 shares remained available for future issuance under our Amended and Restated 2000 Employee Stock Purchase Plan. As of March 1, 2023, 543,628 shares remained available for purchase in the current purchase period under our Amended and Restated 2000 Employee Stock Purchase Plan.

116

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 1, 2023 (except as noted) regarding the beneficial ownership of our common stock by each director (including each nominee for director), by each person or group of affiliated persons known to us to beneficially own five percent or more of our outstanding common stock, by each named executive officer and by all executive officers and directors as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Seagen Inc., 21823 – 30th Drive SE, Bothell, WA 98021.

Name and Address	Total Common Stock Equivalents(1)	Percent of Common Stock Equivalents(2)
Felix J. Baker, Ph.D.(3) Baker Bros. Advisors LP and Affiliates(3) 860 Washington Street, 3rd Floor New York, NY 10014	47,093,289	25.2%
Capital International Investors(4) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	18,058,081	9.7%
The Vanguard Group(5) 100 Vanguard Blvd Malvern, PA 19355	12,945,078	6.9%
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	11,861,464	6.3%
Wellington Management Group LLP(7) 280 Congress Street Boston, MA 02210	9,881,292	5.3%
David R. Epstein	—	*
Roger D. Dansey, M.D.(8)	104,238	*
Clay B. Siegall, Ph.D.(9)	876,400	*
Todd E. Simpson(10)	313,348	*
Jean I. Liu(11)	247,765	*
Chip R. Romp(12)	116,822	*
Vaughn B. Himes, Ph.D.(13)	460,806	*
David W. Gryska(14)	106,961	*
Ted W. Love, M.D.(15)	8,737	*
John A. Orwin(16)	90,711	*
Alpna H. Seth, Ph.D.(17)	39,371	*
Nancy A. Simonian, M.D.(18)	120,711	*
Sandra M. Swain, M.D.	—	*
Daniel G. Welch(19)	92,642	*
All directors and executive officers as a group (14 persons)(20)	48,795,401	25.9%
*     Less than one percent
(1)Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through option exercise or otherwise, within 60 days after March 1, 2023.

2023 PROXY STATEMENT	117

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(2)Percentage of common stock equivalents is based on a total of 187,022,493 shares of common stock outstanding as of March 1, 2023. For each named person, the percentage ownership includes common stock that the person has the right to acquire within 60 days after March 1, 2023, as described in Footnote 1. However, such shares are not deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater shareholders are based solely on publicly-filed Schedules 13D or 13G, which five percent or greater shareholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2022 unless otherwise provided.
(3)The shares reported in the table as beneficially owned by the reporting persons include 42,825,004 shares held by Baker Brothers Life Sciences, L.P., or Life Sciences; 3,947,262 shares held by 667, L.P., or 667; 18,243 shares held by FBB2, LLC, or FBB2; 48,012 shares held by FBB3, LLC, or FBB3; 23,280 shares held by Felix J. Baker; 23,277 shares held by Julian C. Baker; 112,500 shares issued to Felix J. Baker as a result of the exercise of options; and 27,500 shares issued to Felix J. Baker upon the vesting of restricted stock units. This number also includes 68,211 shares of common stock issuable upon exercise of options held by Felix J. Baker that are exercisable within 60 days of March 1, 2023 held by Felix J. Baker that vest within 60 days of March 1, 2023. According to Schedule 13D/A filed with the SEC by the reporting persons on March 13, 2023, Baker Bros. Advisors LP, or the Adviser, serves as the Investment Adviser to Life Sciences and 667, or collectively the Baker Funds. Baker Bros. Advisors (GP) LLC, or the Adviser GP, is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds, and may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of such securities. In addition, according to the Schedule 13D/A, the Adviser has voting and investment power over the options, RSU awards and common stock held by Felix J. Baker, and the Adviser GP, as well as Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of, the options, RSU awards and common stock held by Felix J. Baker. In addition, according to the Schedule 13D/A, Julian C. Baker and Felix J. Baker are also the sole managers of FBB2 and FBB3 and as such may be deemed to be beneficial owners of shares of common stock held by FBB2 and FBB3 through their right to veto distributions.
(4)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 13, 2023. According to the Schedule 13G/A, Capital International Investors has sole voting power over 17,763,671 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A filed by the reporting person provides information as of December 30, 2022 and, consequently, the beneficial ownership of the reporting person may have changed between December 30, 2022 and March 1, 2023.
(5)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 9, 2023. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the shares and sole dispositive power over 12,641,855 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 30, 2022 and, consequently, the beneficial ownership of the reporting person may have changed between December 30, 2022 and March 1, 2023.
(6)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 1, 2023. According to the Schedule 13G/A, BlackRock Inc. has sole voting power over 11,096,136 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2022 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2022 and March 1, 2023.
(7)The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 6, 2023. According to the Schedule 13G/A, The Wellington Management Group LLP has sole voting power and sole dispositive power over none of the shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 30, 2022 and, consequently, the beneficial ownership of the reporting person may have changed between December 30, 2022 and March 1, 2023.
(8)Includes 78,982 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(9)The indicated ownership is based on information available to the Company and includes 152,687 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023 and 80,058 shares of common stock issuable for PSU stock units that vest within 60 days of March 1, 2023.
(10)Includes 229,771 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(11)Includes 196,258 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(12)Includes 91,283 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(13)Includes 300,706 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(14)Includes 59,461 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(15)Includes 6,435 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(16)Includes 63,211 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(17)Includes 27,921 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(18)Includes 59,461 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(19)Includes 50,711 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.
(20)Includes 1,232,411 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2023.

118

PROPOSAL NO. 4
Approval of the Amendment and Restatement of the Seagen Inc. Amended and Restated 2007 Equity Incentive Plan

The Board approved an amendment and restatement of the 2007 Equity Plan in March 2023, subject to shareholder approval. Throughout this proxy statement, we refer to the 2007 Equity Plan, as amended and restated by the Board in March 2023, as the Restated 2007 Equity Plan.
In this Proposal No. 4, we are requesting shareholder approval of the Restated 2007 Equity Plan in order to:
•increase the number of shares of common stock authorized for issuance under the Restated 2007 Equity Plan beyond those remaining available for future grant under the 2007 Equity Plan by an additional 5,190,000 shares, subject to adjustment for certain changes in our capitalization;
•increase the limit on the number of shares that may be issued in settlement of incentive stock options granted under the Restated 2007 Equity Plan to 88,380,000 shares, subject to adjustment for certain changes in our capitalization; and
•make certain additional changes under the Restated 2007 Equity Plan, as described below under the section entitled “Summary of Material Changes and Terms in the Restated 2007 Equity Plan.”
Why We Recommend that You Vote for the Restated 2007 Equity Plan
EQUITY AWARDS ARE AN IMPORTANT PART OF OUR COMPENSATION PHILOSOPHY
The Restated 2007 Equity Plan is critical to our ongoing effort to build shareholder value. As discussed in this proxy statement under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis,” equity awards are central to our compensation program. Equity compensation represents a significant percentage of the at-risk, or variable, portion of our executive officers’ compensation arrangements. We believe that it is appropriate to align the interests of our executive officers with those of our shareholders to achieve and sustain long-term stock price growth. Additionally, equity awards represent a significant portion of the compensation we pay to non-employee members of the Board, as well as employees below the executive officer level.
The Board believes we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the extraordinarily talented employees necessary for our continued growth and success. The share reserve of the Restated 2007 Equity Plan is structured to ensure that we have a sufficient number of shares to continue to utilize a broad array of equity incentives in order to secure and retain the services of our and our affiliates’ employees and directors, and to provide incentives for such persons to exert maximum efforts toward our success.
In the event that our shareholders do not approve this Proposal No. 4, the Restated 2007 Equity Plan will not become effective and the 2007 Equity Plan will continue in its current form. However, without the Restated 2007 Equity Plan, we estimate that the shares available for grant under the 2007 Equity Plan will be insufficient to meet our anticipated employee recruiting and retention needs.

2023 PROXY STATEMENT	119

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
WE MANAGE OUR EQUITY AWARD USE CAREFULLY AND DILUTION IS REASONABLE
We manage our long-term shareholder dilution by limiting the number of equity awards granted annually. The Board carefully monitors our annual burn rate, dilution, and equity expense to ensure that we maximize shareholders’ value by granting only the appropriate number of equity awards necessary to attract, reward, and retain employees.
The following table shows our responsible burn rate history:

	Peer Group		Seagen
	FY22	FY22	FY21	FY20
Gross Burn Rate as a % of Outstanding(1)	2.20%	1.58%	1.38%	1.15%
Adjusted Burn Rate as a % of Outstanding(2)	1.70%	1.28%	1.08%	0.82%
(1)Gross Burn Rate is calculated as: (shares subject to options granted + shares subject to full value awards granted)/weighted average common shares outstanding.
(2)Adjusted Burn Rate is calculated as: (shares subject to options granted + shares subject to full value awards granted—shares subject to options and full value awards that expired, terminated or were forfeited)/weighted average common shares outstanding.
As of March 1, 2023, there were 187,022,493 shares of our common stock outstanding. The closing price of our common stock as reported on the Nasdaq Global Select Market as of March 1, 2023 was $178.23 per share.
THE SIZE OF OUR SHARE RESERVE REQUEST IS REASONABLE
If our request to increase the share reserve of the 2007 Equity Plan is approved, we will add 5,190,000 shares to the 39,000,000 shares that were available for grant under the Restated 2007 Equity Plan as of March 1, 2023. Based on our current award targets and headcount as well as our hiring as we expand into multiple products and new countries, we anticipate this will provide a pool of shares adequate to cover the next two years. Our equity program encourages ownership, incentivizes long-term thinking aligned with the interests of our shareholders, and is based on performance and retention of top talent. In addition, we continually monitor our practices and policies to ensure the continued sustainability of our rate of share utilization as shown in our burn rate when compared to our peers.
THE RESTATED 2007 EQUITY PLAN COMBINES COMPENSATION AND GOVERNANCE BEST PRACTICES
The Restated 2007 Equity Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:
•Repricing is not allowed. The Restated 2007 Equity Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Restated 2007 Equity Plan without prior shareholder approval.
•Shareholder approval is required for additional shares. The Restated 2007 Equity Plan does not contain an annual “evergreen” provision. The Restated 2007 Equity Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs.
•Responsible change in control provisions. The definition of change in control in the Restated 2007 Equity Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual change in control transaction occurring. In addition, if awards are assumed or equivalent awards are substituted by the successor corporation, vesting acceleration benefits would only occur if the recipient’s service is involuntarily terminated.
•Independent Compensation Committee. Our Compensation Committee consists entirely of independent directors. Our Board currently consists of eight independent directors and David Epstein, our Chief Executive Officer.

120

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Summary of Material Changes and Terms in the Restated 2007 Equity Plan
The Restated 2007 Equity Plan contains the following material changes from the 2007 Equity Plan, each as further described below under “Summary of the Restated 2007 Equity Plan”:
•increases the maximum aggregate number of shares of common stock authorized for issuance under the Restated 2007 Equity Plan to 44,190,000 shares, subject to adjustment for certain changes in our capitalization (the maximum aggregate number of shares of common stock authorized for issuance under the 2007 Equity Plan is 39,000,000 shares);
•increases the maximum aggregate number of shares that may be issued under the Restated 2007 Equity Plan through incentive stock options to 88,380,000 shares, subject to adjustment for certain changes in our capitalization (the maximum aggregate number of shares that may be issued under the Restated 2007 Equity Plan through incentive stock options is 78,000,000 shares);
•prohibits “liberal share recycling" (i.e., disallows the use of shares to be returned to the Restated 2007 Equity Plan for new grants) of shares underlying awards that are used to satisfy the payment of option exercise price and tax withholding obligations for its awards;
•removes the provisions required under the Internal Revenue Code to grant awards intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, including the calendar year award limits, in light of the elimination of the qualified performance-based compensation exception from the compensation deductibility limitation on compensation in excess of $1 million dollars to certain “covered employees” resulting from the amendments to the Internal Revenue Code under the Tax Cuts and Jobs Act.;
•authorizes the grant of dividend equivalent rights with respect to restricted stock units;
•conditions the payout of dividends and dividend equivalent rights on the vesting of the underlying award (and clarifies that no dividends or dividend equivalent rights may be granted with respect to options or stock appreciation rights);
•clarifies that transactions that are effected primarily to change the place of incorporation or form of organization of the Company will not constitute a change in control for purposes of the change in control provisions that apply to outstanding awards;
•eliminates a participant’s right to designate beneficiaries to receive the participant’s vested awards upon the participant’s death in favor of the participants right to transfer vested awards to the participant’s estate;
•subjects the awards to the Company’s “clawback” policy and other recoupment or recovery requirements as may be required under applicable law.
Shareholder Approval
The Restated 2007 Equity Plan will not become effective unless this Proposal No. 4 is approved by our shareholders. If this Proposal No. 4 is approved by our shareholders, the Restated 2007 Equity Plan will become effective upon the date of the 2023 Annual Meeting. In the event that our shareholders do not approve this Proposal No. 4, the Restated 2007 Equity Plan will not become effective and the 2007 Equity Plan will continue in its current form.
Summary of the Restated 2007 Equity Plan
GENERAL
A copy of the Restated 2007 Equity Plan is attached to this proxy statement as Appendix A. The following description of the Restated 2007 Equity Plan is a summary and so is qualified by reference to the complete text of the Restated 2007 Equity Plan. This summary reflects the terms set forth above.

2023 PROXY STATEMENT	121

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
The purpose of the Restated 2007 Equity Plan is to enhance the long-term shareholder value of Seagen by offering opportunities to eligible individuals to participate in the growth in value of our equity. Stock options and stock awards, including restricted stock, restricted stock units, stock appreciation rights and similar types of awards, may be granted under the Restated 2007 Equity Plan. Options granted under the Restated 2007 Equity Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options.
ADMINISTRATION
The Restated 2007 Equity Plan may be administered by the Board, a committee of the Board, or one or more of our officers delegated by the Board or the Board committee in accordance with the terms of the Restated 2007 Equity Plan. We refer to the group or person that administers the Restated 2007 Equity Plan from time to time below as the plan administrator.
ELIGIBILITY
Awards may be granted under the Restated 2007 Equity Plan to our employees, directors and consultants and the employees, directors and consultants of our affiliates. Incentive stock options may be granted only to our employees or the employees of our subsidiaries. As of March 1, 2023 we (including our affiliates) had approximately 3,307 employees and eight non-employee directors. The plan administrator, with direction from the Compensation Committee as appropriate, selects the employees and directors to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.
SHARE RESERVE
If this Proposal No. 4 is approved, the total number of shares of our common stock authorized for issuance under the Restated 2007 Equity Plan will be 44,190,000 shares, subject to adjustment for certain changes in our capitalization.
Shares subject to awards that are canceled, expired or are forfeited (including with respect to any shares that have been issued under an award) will be available for re-grant under the Restated 2007 Equity Plan. However, the following shares subject to an award will be counted against the share reserve limit and will not be returned to the Restated 2007 Equity Plan: (i) shares covered by an award which are surrendered in payment of the award exercise or purchase price or in satisfaction of tax-related items incident to the exercise, vesting or settlement of an award; (ii) shares that are not issued or delivered as a result of the net exercise of an outstanding award; or (iii) shares that are repurchased on the open market with the proceeds of the exercise of an option.
ISO LIMITS
If this Proposal No. 4 is approved, the total number of shares of our common stock that may be issued under the Restated 2007 Equity Plan pursuant to the exercise of incentive stock options will be 88,380,000 shares, subject to adjustment for certain changes in our capitalization.
NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT
The aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the Restated 2007 Equity Plan and cash fees paid by us to such non-employee director, will not exceed (i) $1,000,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
TERMS AND CONDITIONS OF OPTIONS
Each option is evidenced by a stock option agreement between us and the optionee and is subject to the following additional terms and conditions.

122

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Exercise Price. The plan administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or a nonstatutory stock option may not be less than 100% of the fair market value of our common stock on the date the option is granted, provided that the exercise price of an incentive stock option granted to an employee who holds more than 10% of the voting power of all classes of our stock may not be less than 110% of the fair market value of our common stock on the date the option is granted. However, we may grant options with exercise prices less than the fair market value of our common stock on the date of grant in connection with an acquisition by us of another company. The fair market value of our common stock is the closing price for the shares as reported on the Nasdaq Global Select Market as of the applicable date. As of February 28, 2023, the closing price of our common stock as reported on the Nasdaq Global Select Market was $179.69 per share.
Exercise of Option; Form of Consideration. The plan administrator determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option, provided that each option must have a minimum vesting period of one year from the grant date of the award unless the shares underlying the options are sourced from an “unrestricted” pool that may not exceed 5% of the number of shares reserved under the Plan or any vesting acceleration that occurs prior to the one-year minimum period is in connection with a change in control of the Company or a termination of employment resulting from the participant’s death or disability. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Restated 2007 Equity Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cashless “net exercise” arrangements, any other form of consideration permitted by applicable law and the plan administrator, or any combination thereof.
Term of Option. The term of an option may be no more than ten years from the date of grant, provided that the term of an incentive stock option granted to an employee who holds more than 10% of the voting power of all classes of our stock may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.
Termination of Service. If an optionee’s service as an employee, director or consultant (referred to in this Proposal No. 4 as “service”) terminates for any reason other than cause, death or disability, then options held by the optionee under the Restated 2007 Equity Plan generally will be exercisable to the extent they are vested and exercisable on the termination date for a period (as specified by the plan administrator) after the termination date but not after the options’ expiration date. If an optionee’s service terminates for cause, then the plan administrator has the authority to terminate all options held by the optionee under the Restated 2007 Equity Plan immediately.
Generally, if an optionee’s service terminates as a result of the optionee’s death or in the event of an optionee’s death within 30 days following the optionee’s termination of service, all outstanding options that were vested and exercisable as of the date of the optionee’s death may be exercised for twelve months following the optionee’s death but in no event after the options’ expiration date. Generally, if an optionee’s service terminates as a result of the optionee’s disability, then all options to the extent they are vested and exercisable on the termination date may be exercised for twelve months following the termination date but in no event after the options’ expiration date. The plan administrator has the authority to extend the period of time for which an option is to remain exercisable following an optionee’s termination (taking into account limitations and consequences under the Code) but not beyond the expiration of the term of the option.
TERMS AND CONDITIONS OF STOCK AWARDS
Stock awards may be restricted stock grants, restricted stock units, stock appreciation rights or other similar awards. Restricted stock grants are awards of a specific number of shares of our common stock. Restricted stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Stock appreciation rights are rights to receive cash and/or shares of our common stock based on the amount by which the exercise date fair market value of a specific number of shares exceeds the grant date fair market value of the exercised portion of the stock appreciation right.

2023 PROXY STATEMENT	123

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Each stock award agreement will contain provisions regarding (i) the number of shares subject to the stock award, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (iv) such terms and conditions on the grant, issuance, vesting, settlement, and forfeiture of the shares, as applicable, as may be determined from time to time by the plan administrator, (v) restrictions on the transferability of the stock award, and (vi) such further terms and conditions, in each case not inconsistent with the Restated 2007 Equity Plan, as may be determined from time to time by the plan administrator; provided that each stock award must have a minimum vesting period of one year from the date of grant, unless the shares underlying the stock awards are sourced from an “unrestricted” pool that may not exceed 5% of the number of shares reserved under the Plan or any vesting acceleration that occurs prior to the one-year minimum period is in connection with a change in control of the Company or a termination of employment resulting from the participant’s death or disability. The term of a stock appreciation right may be no more than ten years from the date of grant. Restricted stock units may be granted with a right to receive dividend equivalent rights.
DIVIDENDS AND DIVIDEND EQUIVALENT RIGHTS
To the extent awards are subject to vesting conditions, any dividends or dividend equivalent rights relating to the shares underlying such awards will either (i) not be paid or credited or (ii) be accumulated and subject to vesting, restrictions and risk of forfeiture to the same extent as the underlying award with respect to which such cash, stock or other property has been distributed. For the avoidance of doubt, no right to receive dividends or dividend equivalent rights may become payable unless the underlying awards vest. Further, no dividend equivalent rights may be granted with respect to stock options or stock appreciation rights.
REPRICING; CANCELLATION AND RE-GRANT OF AWARDS
No option or stock appreciation right may be repriced to reduce the exercise or strike price of such option or stock appreciation right without shareholder approval (except in connection with a change in our capitalization—see “Adjustments upon Changes in Capitalization, Change in Control or Dissolution” below). Additionally, the plan administrator will not have the authority to cancel any outstanding option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Restated 2007 Equity Plan, unless our shareholders have approved such an action within twelve months prior to such an event.
NONTRANSFERABILITY
Generally, awards granted under the Restated 2007 Equity Plan are not transferable other than by will or the laws of descent and distribution or to a designated beneficiary upon the awardee’s death. The plan administrator may in its discretion make an award transferable to an awardee’s family member or any other person or entity as it deems appropriate.
PERFORMANCE CRITERIA
The Restated 2007 Equity Plan permits us to grant awards incorporating performance objectives based on performance criteria, which may include, but are not limited to: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) net product sales revenue; (xiii) income or net income; (xiv) operating income or net operating income, in aggregate or per share; (xv) operating profit or net operating profit; (xvi) operating margin; (xvii) return on operating revenue; (xviii) market share; (xix) growth in stockholder value relative to the moving average of a peer group index; (xx) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxi) improvement in workforce diversity; (xxii) growth of revenue, operating income or net income; (xxiii) approval by the U.S. Food and Drug Administration or other regulatory body of a product candidate; (xxiv) implementation or completion of projects or

124

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns); (xxv) research and development milestones; and (xxvi) any other similar criteria.
The Compensation Committee may appropriately adjust any evaluation of performance to exclude any event, including, but not limited to, any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs and/or other nonrecurring charges; and (E) any gains or losses that are “unusual” in nature or occur “infrequently” under generally accepted accounting principles or discontinued operations in the Company’s financial statements.
DEFERRAL OF AWARD BENEFITS
The plan administrator may permit awardees whom it selects to defer compensation payable pursuant to the terms of an award or defer compensation arising outside the terms of the Restated 2007 Equity Plan pursuant to a program that provides for deferred payment in satisfaction of other compensation amounts through the issuance of one or more awards under the Restated 2007 Equity Plan and in a manner that complies with Section 409A of the Code.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CHANGE IN CONTROL OR DISSOLUTION
In the event of any stock split, reverse stock split, combination, reorganization, merger, recapitalization, exchange of shares or other securities of the Company or reclassification of common stock, stock dividend, spin-off, or similar change to our capital structure effected without receipt of consideration by us, extraordinary cash dividend, or other change in the corporate structure of the Company affecting the shares or their value, the plan administrator will make proportionate adjustments to (i) the number and kind of shares or other securities covered by each outstanding award under the Restated 2007 Equity Plan, (ii) the exercise or purchase (including repurchase) price per share subject to each outstanding award under the Restated 2007 Equity Plan and (iii) each of the share limitations and kind of securities reserved for issuance, under the Restated 2007 Equity Plan.
In the event of (i) an acquisition of us by means of any transaction or series of related transactions, including any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing our domicile, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii), our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity and, so long as in (iii) that no change in control will be deemed to occur (A) upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur or (B) where the purpose of the transaction is to change the place of incorporation or the form of the organization of the Company (each, a “change in control”), then:
•if the successor corporation does not assume or substitute equivalent awards for an awardee’s outstanding equity awards granted pursuant to the Restated 2007 Equity Plan and the awardee’s service has not terminated as of, or has terminated without cause immediately prior to, the effective time of the change in control, then as of immediately prior to the effective time of the change in control, the vesting of such awards will be accelerated in full; and
•if the awardee’s outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, the awardee’s service is terminated without cause or due to constructive termination, then as of the date of such termination, the vesting of such awards will be accelerated in full.

2023 PROXY STATEMENT	125

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
In the event of a liquidation or dissolution, any options or stock awards that have not been exercised will terminate immediately prior to the transaction.
The plan administrator has the authority to accelerate vesting of outstanding awards under the Restated 2007 Equity Plan at any time in its sole discretion, subject to the minimum one-year vesting requirements described above.
CLAWBACK/RECOVERY
All awards granted under the Restated 2007 Equity Plan will be subject to recoupment in accordance with the Company’s Policy for Recoupment of Incentive Compensation, adopted December 19, 2019, as may be amended and restated from time to time, and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the plan administrator may impose such other clawback, recovery or recoupment provisions on an award as the plan administrator determines necessary or appropriate, including, without limitation, a reacquisition right in respect of previously-acquired shares or other cash or property upon the occurrence of cause (as determined by the plan administrator).
AMENDMENT AND TERMINATION OF THE RESTATED 2007 EQUITY PLAN
The plan administrator may amend, alter or discontinue the Restated 2007 Equity Plan at any time. However, we will obtain shareholder approval for any amendment to the Restated 2007 Equity Plan if shareholder approval is necessary or desirable to comply with any applicable law or listing requirements. In addition, we will obtain shareholder approval of any of the following: (i) an increase to the shares reserved for issuance under the Restated 2007 Equity Plan other than an increase in connection with a change in our capitalization as described in “Adjustments upon Changes in Capitalization, Change in Control or Dissolution” above; (ii) a change of the class of persons eligible to receive awards under the Restated 2007 Equity Plan; (iii) a reduction in the minimum exercise prices at which options or stock appreciation rights may be granted; or (iv) any amendment of outstanding options or stock appreciation rights that results in a repricing of such awards. No amendment of the Restated 2007 Equity Plan will materially impair the rights of an outstanding award without the consent of the awardee, except as otherwise provided in the Restated 2007 Equity Plan. If the Restated 2007 Equity Plan is approved by our shareholders, then unless sooner terminated, the Restated 2007 Equity Plan will automatically terminate on May 12, 2033, which is the date ten years from the date of shareholder approval of the Restated 2007 Equity Plan (provided that no incentive stock options may be granted after ten years from the date of the board approval of the Restated 2007 Equity Plan).

126

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

Name	Dollar Value of Awards $	Number of Shares Subject to Awards
David R. Epstein(1) Chief Executive Officer	*	*
Roger D. Dansey, M.D.(1) President, Research and Development and Chief Medical Officer	*	*
Clay B. Siegall, Ph.D.(1) Former President and Chief Executive Officer	*	*
Todd E. Simpson(1) Chief Financial Officer	*	*
Jean I. Liu(1) Chief Legal Officer	*	*
Chip R. Romp(1) Executive Vice President, Commercial U.S.	*	*
Vaughn B. Himes, Ph.D.(1) Chief Technical Officer	*	*
All current executive officers as a group(1)	*	*
All current directors who are not executive officers as a group(2)	$3,200,000 per calendar year	*
All employees, including all current officers who are not executive officers, as a group(1)	*	*
(1)Awards granted under the Restated 2007 Equity Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Restated 2007 Equity Plan, and the Compensation Committee and Board have not granted any awards under the Restated 2007 Equity Plan subject to shareholder approval of this Proposal No. 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Restated 2007 Equity Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for 2022 if the Restated 2007 Equity Plan had been in effect, are not determinable.
(2)Awards granted under the Restated 2007 Equity Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Restated 2007 Equity Plan. However, our current non-employee director compensation policy establishes certain target values for initial and annual awards that automatically will be granted to our non-employee directors under the Restated 2007 Equity Plan if this Proposal No. 4 is approved by our shareholders. Pursuant to such policy, if this Proposal No. 4 is approved by our shareholders, then on the date of the 2023 Annual Meeting and each annual meeting of our shareholders thereafter, each of our continuing non-employee directors will be granted annual awards under the Restated 2007 Equity Plan consisting of an option and a restricted stock unit award, each with a target value of $200,000 (resulting in a total value of $400,000 for each of our current non-employee directors individually and an aggregate total value of $3,200,000 for all of our current non-employee directors as a group). The actual number of shares of our common stock subject to each such option is calculated based on an approximation of the target award value based on the average stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation, and the actual number of shares of our common stock subject to each such restricted stock unit award is calculated by dividing the target value of such restricted stock unit award by the average stock price during the 30 calendar days preceding the effective date of the grant. Therefore, the actual number of shares of our common stock subject to such options and restricted stock unit awards is not determinable at this time. For additional information regarding our current non-employee director compensation policy, see “Director Compensation—Equity Compensation” above.

2023 PROXY STATEMENT	127

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
2007 Equity Plan Benefits
The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2007 Equity Plan since its approval by our shareholders in 2007 through March 1, 2023.

Name	Number of Shares Subject to Awards
David R. Epstein Chief Executive Officer	750,736
Roger D. Dansey, M.D. President, Research and Development and Chief Medical Officer	764,597
Clay B. Siegall, Ph.D. Former President and Chief Executive Officer	3,450,428
Todd E. Simpson Chief Financial Officer	976,485
Jean I. Liu Chief Legal Officer	472,333
Chip R. Romp Executive Vice President, Commercial U.S.	562,447
Vaughn B. Himes, Ph.D. Chief Technical Officer	926,404
All current executive officers as a group	4,453,002
All current directors who are not executive officers as a group	690,843
Each nominee for election as a director
David W. Gryska	135,890
John A. Orwin	93,890
Alpna H. Seth, Ph.D.	44,550
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	13,867,090
Equity Compensation Plan Information
Please see the section of this proxy statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which equity securities of Seagen are authorized for issuance.
Federal Income Tax Consequences
THE FOLLOWING IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS UNDER THE RESTATED 2007 EQUITY PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS. THE INFORMATION SET FORTH BELOW IS A SUMMARY ONLY AND DOES NOT PURPORT TO BE COMPLETE. THE INFORMATION IS BASED UPON CURRENT FEDERAL INCOME TAX RULES AND THEREFORE IS SUBJECT TO CHANGE WHEN THOSE RULES CHANGE. THE RESTATED 2007 EQUITY PLAN IS NOT QUALIFIED UNDER THE PROVISIONS OF SECTION 401(A) OF THE CODE AND IS NOT SUBJECT TO ANY OF THE PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. OUR ABILITY TO REALIZE THE BENEFIT OF ANY TAX DEDUCTIONS DESCRIBED BELOW DEPENDS ON OUR GENERATION OF TAXABLE INCOME, AS WELL AS THE REQUIREMENT OF REASONABLENESS, THE PROVISIONS OF SECTION 162(M) OF THE CODE AND THE SATISFACTION OF OUR TAX REPORTING OBLIGATIONS.

128

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
OPTIONS
The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (which is often referred to as the “option spread”) is included in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before these periods have expired, which is referred to as a disqualifying disposition, the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is generally treated as ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). We are not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee recognizes taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m)).
The grant of a nonstatutory stock option having an exercise price equal to the grant date fair market value of our common stock has no federal income tax effect on the optionee. Upon the exercise of a nonstatutory stock option, the optionee recognizes taxable ordinary income (and unless limited by 162(m), and we are entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory stock option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. We may allow nonstatutory stock options to be transferred subject to conditions and restrictions imposed by the plan administrator; special tax rules may apply on such a transfer. In the case of both incentive stock options and nonstatutory stock options, special federal income tax rules apply if our common stock is used to pay all or part of the option price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.
STOCK AWARDS
Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. Shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to us and are not transferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.
The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by us. We are entitled to a deduction (unless limited by Section 162(m)) in the same amount as and at the time the employee recognizes ordinary income.

2023 PROXY STATEMENT	129

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Stock Appreciation Rights. We may grant under the Restated 2007 Equity Plan stock appreciation rights separate from any other award or in tandem with other awards under the Restated 2007 Equity Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the participant will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the provisions of Section 162(m) of the Code, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant in connection with the stock appreciation right.
Restricted Stock Units. Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the participant in exchange for the shares of our common stock. If the stock units do not otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the participant will owe an additional 20% federal tax and interest on any taxes owed.
The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
SECTION 409A OF THE CODE
The American Jobs Creation Act of 2004 added Section 409A to the Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the individual participant for failure to comply with Section 409A. However, it does not impact our ability to deduct deferred compensation.
Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.
SECTION 162(M) OF THE CODE
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (as defined under Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Prior to the enactment of the Tax Cuts and Jobs Act, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code was not subject to this deduction limitation. Pursuant to the Tax Cuts and Jobs Act, this exception for “performance-based compensation” under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. As a result, compensation paid to any of our “covered employees” in excess of $1 million per taxable year generally will not be deductible unless, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any award granted under the Restated 2007 Equity Plan will be eligible for such transition relief and, therefore, eligible for the “performance-based compensation” exception under Section 162(m) of the Code.

130

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Accounting Treatment
We will recognize compensation cost in connection with awards granted under the Restated 2007 Equity Plan as required under applicable accounting standards. We currently recognize compensation cost associated with equity awards over an award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards.
Vote Required
Shareholder approval of this Proposal No. 4 will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR this proposal No. 4.

2023 PROXY STATEMENT	131

PROPOSAL NO. 5
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate governance. While the Audit Committee is not bound by a vote either for or against the proposal, it will consider a vote against PricewaterhouseCoopers LLP by the shareholders in selecting our independent registered public accounting firm in the future. Even if the shareholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Seagen and its shareholders.
Shareholder approval of this Proposal No. 5 will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.

On behalf of the audit committee, the Board recommends a vote FOR this Proposal No. 5.

Independent Registered Public Accounting Firm Fees
PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2022 and 2021 and their aggregate fees for services rendered were as follows:

Type of Fees	2022	2021
Audit Fees	$2,356,300	$1,806,000
Audit-Related Fees	$61,900	—
Tax Fees	—	—
All Other Fees	900	2,700
Total Fees	$2,419,100	$1,808,700
Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” In 2022, these fees related to services rendered in connection with consultations concerning corporate development. There were no audit-related fees billed to Seagen for services rendered during 2021.
Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. There were no tax fees billed to Seagen for services rendered during 2022 or 2021.

132

PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2022 and 2021, these fees related to accounting research software licenses.
Pre-Approval Policies and Procedures
The Audit Committee has adopted an Audit and Audit-Related Services Pre-Approval Policy, or the Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. The Policy was originally adopted in 2006, and in light of the growing scale of our business, the Audit Committee updated the Policy in October 2020. Under the Policy, all audit, audit-related and tax services to be provided by the independent registered public accounting firm are subject to pre-approval by the Audit Committee. The Audit Committee may also pre-approve non-audit services not otherwise prohibited by the Policy that it believes are routine and recurring and would not impair the independence of the auditor. In addition, the Policy authorizes the Chair of the Audit Committee to pre-approve services not prohibited by the Policy to be performed by our independent registered public accounting firm and associated fees up to $150,000, provided that the Chair is required to report any decision to pre-approve such audit- related or non-audit services and fees to the full Audit Committee for ratification at its next regular meeting. All audit-related and non-audit related services performed by our independent registered public accounting firm in 2022 were pre-approved.
Audit Committee Report(1)
The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in March 2001, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.
The members of the Audit Committee are currently David W. Gryska (chair), Ted W. Love and Alpna H. Seth. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Board of Directors has also determined that David W. Gryska is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.
The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.
The Audit Committee held five meetings and acted by written consent one time during 2022. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of Seagen, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed the audited financial statements for 2022 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

2023 PROXY STATEMENT	133

PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP that firm’s independence.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
The Audit Committee of the Board of Directors of Seagen Inc.:

David W. Gryska	Ted W. Love	Alpna H. Seth
(chair)
(1)The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

134

Frequently Asked Questions and Other Information

2023 Annual Meeting Information

Meeting Date:	May 31, 2023	Meeting Place: The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2023

Meeting Time:	11:00 a.m. Pacific time

Record Date:	April 3, 2023

Voting Matters

Management Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class I directors	FOR each nominee	Page 21

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 49

PROPOSAL NO. 3	Advisory vote on the preferred frequency of shareholder advisory votes on the compensation of our named executive officers	“1 Year”	Page 50

PROPOSAL NO. 4	Approval of the amendment and restatement of our Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares	FOR	Page 118

PROPOSAL NO. 5	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	Page 131

WHY DID I RECEIVE THIS PROXY STATEMENT?
Our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This proxy statement describes the proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals so that you can make an informed decision, information you may find useful in determining how to vote and information regarding voting procedures.
WHERE CAN I ACCESS THE PROXY MATERIALS?
This proxy statement and our 2022 Annual Report on Form 10-K are available on the Internet at www.proxyvote.com. In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, with instructions for accessing the proxy

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materials, including our proxy statement and 2022 Annual Report on Form 10-K, and voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and it helps conserve natural resources.
HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?
Our Annual Meeting will be held virtually, at 11:00 a.m. (Pacific time) on Wednesday, May 31, 2023, via the Internet at www.virtualshareholdermeeting.com/SGEN2023. Online check-in will begin at 10:45 a.m. (Pacific time) and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, shareholders who owned shares of our stock as of April 3, 2023, the record date, will be able to attend, vote and submit questions via the Internet by logging in to the meeting website using the 16-digit control number provided to you either on your Notice of Internet Availability or your proxy card. If you do not have a control number, you may attend the meeting in listen-only mode by visiting www.virtualshareholdermeeting.com/SGEN2023, but you will not be able to vote or to submit questions. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. You will not be able to attend the Annual Meeting in person.
DO I STILL NEED TO VOTE GIVEN THE COMPANY HAS AGREED TO BE ACQUIRED BY PFIZER?
Yes, the Board is soliciting your proxy to vote at the Annual Meeting regardless of the potential transaction with Pfizer.
HOW DO I ASK QUESTIONS AT THE ANNUAL MEETING?
During the virtual Annual Meeting, once you have logged into the meeting website using the 16-digit control number you may submit questions in the question box provided. We intend to answer as many questions pertinent to Company matters as time allows at the question and answer session following the formal portion of the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE VIRTUAL ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES ACCESSING THE VIRTUAL MEETING WEBSITE?
If you experience technical difficulties during the check-in process or during the Annual Meeting, support phone numbers will be available on the log-in page on the day of the meeting.
WHAT IF I CANNOT VIRTUALLY ATTEND THE ANNUAL MEETING?
You may vote your shares before the virtual Annual Meeting by Internet, by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting. The virtual Annual Meeting will be archived for up to 90 days after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/SGEN2023.
WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER?
Shareholders whose shares are registered with our transfer agent, Computershare, Inc., in their own name are record holders, also known as shareholders of record. Shareholders whose shares are not registered in their own name with Computershare, Inc. are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares.
HOW CAN I VOTE?
For the election of directors (Proposal No. 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For the advisory vote on the preferred frequency of

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shareholder advisory votes on the compensation of our named executive officers (Proposal No. 3), you may vote “1 Year”, “2 Years” or “3 Years” or abstain from voting. For each of the other three proposals, you may vote “FOR” or “AGAINST” or abstain from voting.
If you are a shareholder of record as of the record date, you may vote via any of the following methods:

VIA THE INTERNET: www.proxyvote.com	CALL TOLL-FREE: 1-800-690-6903	MAIL SIGNED PROXY CARD Using the Provided Postage-Paid Envelope

If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. If Internet or telephone voting is unavailable from your record holder, please complete and return the voting instruction form in the addressed, postage paid envelope provided. If your shares are held beneficially in street name and you have not given your record holder voting instructions, your record holder will not be able to vote your shares with respect to any matter other than ratification of the appointment of Seagen’s independent registered public accounting firm as explained in more detail below.
In addition, whether you are a shareholder of record or a beneficial owner, if you held shares as of the record date, you may vote at the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/SGEN2023 during the Annual Meeting and entering your 16-digit control number. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may attend and vote at the Annual Meeting even if you have already voted by proxy.
For those shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access your proxy materials on the Internet and contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the Notice of Internet Availability.
IF I AM A BENEFICIAL HOLDER, HOW CAN I VOTE?
If the shares you own are held in street name by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting via the Internet or over the telephone and provide instructions for doing so on your voting instruction form. Under the current rules that govern brokers, if you do not give instructions to your brokerage firm, it will still be able to vote your shares, but only with respect to proposals for which it has discretionary voting authority. A “broker non-vote” occurs when a broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.
The election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of shareholder advisory votes on the compensation of our named executive officers (Proposal No. 3), and the amendment and restatement of the 2007 Equity Plan (Proposal No. 4) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 5) is considered to be discretionary, and your brokerage firm will be able to vote on Proposal No. 5 even if it does not receive instructions from you, so long as it holds your shares in its name.

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If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent or attend the Annual Meeting.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
You may revoke or change a previously delivered proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record for your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy over the telephone or via the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 21823 – 30th Drive SE, Bothell, Washington 98021.
•You may vote at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SGEN2023. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most recent proxy card or telephone or Internet proxy is the one that is counted.
If you are a beneficial owner whose shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.
WHAT IF I RECEIVED MORE THAN ONE SET OF PROXY MATERIALS?
If you receive more than one set of proxy materials, more than one Notice of Internet Availability or a combination thereof, your shares may be registered in more than one name or registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notice of Internet Availability to ensure that all of your shares are voted.
WHAT CONSTITUTES A QUORUM TO CONDUCT BUSINESS AT THE ANNUAL MEETING?
There were 187,289,047 shares of common stock issued and outstanding on the record date, April 3, 2023. Each share of common stock is entitled to one vote. The holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting (either, virtually or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Assuming that a quorum is present at the Annual Meeting, the following votes will be required:
•With respect to the election of Class I directors (Proposal No. 1), directors in an uncontested election, such as this one, are elected by a majority of the votes cast. Accordingly, each of the three Class I director nominees must receive the affirmative vote of a majority of the votes cast on his or her election in order to be elected (i.e., the number of votes cast “FOR” such nominee must exceed the number of votes cast “AGAINST” such nominee).
•With respect to the advisory vote on the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.
•With respect to the advisory vote on the preferred frequency of shareholder advisory votes on the compensation of our named executive officers (Proposal No. 3), consistent with our bylaws, the

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frequency receiving the majority of votes cast virtually or by proxy at the Annual Meeting will be considered the frequency preferred by our shareholders.
•With respect to the vote on the amendment and restatement of the 2007 Equity Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares (Proposal No. 4), approval will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.
•With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 5), approval will require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.
We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.
Abstentions and broker non-votes will not be considered votes cast at the Annual Meeting. Because the approval of all the proposals is based on the votes cast at the Annual Meeting, abstentions and, as applicable, broker non-votes will not have any effect on the outcome of voting on the proposals.
WHO SOLICITS PROXIES AND WHO BEARS THE COST OF SOLICITATION?
The Board of Directors of Seagen is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability, this proxy statement, the proxy card and any additional solicitation material that we may provide to our shareholders. In addition to these proxy materials, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. Our directors, officers and other employees will not receive any additional compensation for assisting in the solicitation. We have also engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of- pocket expenses in forwarding proxy materials.
WHO WILL COUNT THE VOTES AND DETERMINE IF A QUORUM IS PRESENT?
Votes cast by proxy or virtually at the Annual Meeting will be tabulated by a representative of Broadridge Financial Solutions, who will act as the Inspector of Election. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting.
IF I RETURN A PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS, HOW WILL MY SHARES BE VOTED?
Shares properly voted by proxy will be voted at the Annual Meeting. If you specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If you are the record holder of your shares and you do not specify your vote on each proposal individually when voting via the Internet or over telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:
•FOR all of the director nominees named herein (Proposal No. 1);
•FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2);
•“1 Year” for the advisory vote on the preferred frequency of shareholder advisory votes on the compensation of our named executive officers (Proposal No. 3);
•FOR the approval of the amendment and restatement of the 2007 Equity Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 5,190,000 shares (Proposal No. 4); and
•FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 5).

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If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.
Please note that if you are a beneficial owner of shares held in “street name” and you do not instruct your brokerage firm on how to vote your shares, your brokerage firm may still be able to vote your shares in its discretion. Please see “If I am a Beneficial Holder, How Can I Vote?” above or more information.
IF OTHER BUSINESS IS BROUGHT BEFORE THE ANNUAL MEETING, HOW WILL MY SHARES BE VOTED?
The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.
HOW CAN I FIND OUT THE RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. You can obtain a copy of any of these filings on our website at www.seagen.com or by contacting our Investor Relations Department at (425) 527-4000.
WHEN ARE PROPOSALS AND NOMINATIONS DUE FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS?
To have your proposal included in our proxy statement for the 2024 Annual Meeting of Shareholders, or the 2024 Annual Meeting, you must submit your proposal in writing by December 20, 2023, to Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2024 Annual Meeting is not held between May 1, 2024 and June 30, 2024, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. However, if the 2024 Annual Meeting is not held between May 1, 2024 and June 30, 2024, then the deadline will be the later of 90 calendar days prior to the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.
Shareholders wishing to submit proposals or director nominations for our 2024 Annual Meeting that are not to be included in our proxy statement must give timely written notice to our Corporate Secretary in accordance with our bylaws. To be “timely,” written notice must be received by our Corporate Secretary at the above address no earlier than January 31, 2024 and no later than March 2, 2024; provided, however, that in the event the date of the 2024 Annual Meeting is not scheduled to be held between May 1, 2024 and June 30, 2024, then such notice must be received by the later of the 90th day prior to the date of the 2024 Annual Meeting or the 10th day following the date on which public announcement or disclosure of the date of the 2024 Annual Meeting is first made. However, in the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by Seagen on or prior to February 20, 2024, a shareholder’s notice to our Corporate Secretary will also be considered timely, but only with respect to nominees for any new positions created by such increase, if the shareholder’s notice is delivered to our Corporate Secretary at the above address not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board of Directors has been publicly announced or disclosed by Seagen. We also advise you to review our bylaws, which contain

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additional requirements about advance notice of shareholder proposals and director nominations, including attendance requirements. A shareholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each nominee or matter the shareholder proposes to bring before the 2024 Annual Meeting and must be updated not later than ten days after the record date for the determination of shareholders entitled to vote at 2024 Annual Meeting to provide any material changes in the foregoing information. The person presiding at the 2024 Annual Meeting may determine, if the facts warrant, that a nominee or matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2024 Annual Meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Seagen has not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the 2024 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.
SHAREHOLDERS SHARING THE SAME ADDRESS
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability and, if applicable, a separate copy of the annual report and other proxy materials, you may request a separate copy by contacting the bank, broker or other holder of record, by contacting our Investor Relations Department at (425) 527-4000 or by sending a written request to: Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021. The voting instructions sent to a street name shareholder should provide information on how to request (1) householding of future Seagen proxy materials, including Notices of Internet Availability, or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact Seagen described above.
NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain of the statements made in this Proxy Statement are forward looking, such as those, among others, relating to the expected timing, completion and effects of the proposed transaction between the Company, Pfizer and Merger Sub; the benefits of the transaction, including future financial and operating results, and the Company’s plans, objectives, expectations and intentions; our potential to achieve the noted development and regulatory milestones; our potential to obtain additional marketing approvals or label expansions, to make regulatory submissions in a timely manner or at all or to effectively commercialize our current and future products; the potential for our clinical trials to support further development, regulatory submissions and potential marketing approvals; the opportunities for, and the therapeutic and commercial potential of, ADCETRIS, PADCEV, TUKYSA, TIVDAK and our product candidates; our ability to meet financial projections; our beliefs regarding the benefits and effects of our compensation policies and our expectations to attract and retain executive talent; statements related to our corporate responsibility and sustainability efforts; statements about our prospects for the future generally, as well as other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the Company’s shareholders may not approve the transaction; the risk that the necessary regulatory approvals and clearances may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the proposed transaction; risks related to financial

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community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed Merger; effects of the announcement, pendency or completion of the proposed Merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the parties to the proposed Merger or the proposed Merger; risks and uncertainties associated with maintaining or increasing sales of ADCETRIS, PADCEV, TUKYSA and TIVDAK due to competition; unexpected adverse events; regulatory action; the pricing and reimbursement process; market adoption by physicians; or other factors. We may also be delayed or unsuccessful in planned clinical trial initiations, enrollment in and conduct of our clinical trials, obtaining data from clinical trials, planned regulatory submissions, regulatory approvals and launch in each case for a variety of reasons including the difficulty and uncertainty of pharmaceutical product development, the impacts of the COVID-19 pandemic, negative or disappointing clinical trial results, unexpected adverse events or regulatory discussions or actions and the inherent uncertainty associated with the regulatory approval process. We may not be successful in retaining or attracting executive talent or in achieving the goals of our compensation policies or corporate responsibility and sustainability efforts due to market competition, the actions of third parties with which we do business or other factors. More information about the risks and uncertainties we face is contained under the caption “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2022. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

By Order of the Board of Directors,
Jean I. Liu
Corporate Secretary
April 19, 2023

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Appendix A

SEAGEN INC.
AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN
(amended and restated by the Board August 5, 2009)
(amended and restated by the Board March 11, 2010)
(approved by the Company’s stockholders May 21, 2010)
(amended and restated by the Board February 16, 2012)
(approved by the Company’s stockholders May 18, 2012)
(amended and restated by the Board February 28, 2014)
(approved by the Company’s stockholders May 16, 2014)
(amended and restated by the Board March 4, 2016)
(approved by the Company’s stockholders May 20, 2016)
(amended and restated by the Board March 14, 2018)
(approved by the Company’s stockholders May 18, 2018)
(amended and restated by the Board March 18, 2020)
(approved by the Company’s stockholders May 15, 2020)
(amended and restated by the Board March 30, 2023)
(approved by the Company's stockholders May 31, 2023)
1. General.
Purpose of the Plan. The purpose of this Plan is to encourage ownership in Seagen Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.
2. Definitions.
As used herein, the following definitions shall apply:
(a) “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
(b) “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.
(c) “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, the Code, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any non-U.S. jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
(d) “Award” means a Stock Award or Option granted in accordance with the terms of the Plan.
(e) “Awardee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.
(f) “Award Agreement” means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.
(g) “Board” means the Board of Directors of the Company.
(h) “Cause” means (i) an action or omission of Awardee which constitutes a willful and intentional material breach of any written agreement or covenant with the Company, including without limitation, Awardee’s theft or other misappropriation of the Company’s proprietary information; (ii) Awardee’s commitment of fraud, embezzlement, misappropriation of funds or breach of trust in connection with Awardee’s employment; or (iii) Awardee’s conviction of any crime which involves dishonesty or a breach of trust, or gross negligence in connection with the performance of the Awardee’s duties. The determination as to whether an Awardee is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Awardee. The foregoing definition does not in any way limit the Company’s ability to terminate an Awardee’s employment or consulting relationship at any time as provided in Section 15 below, and the term “Company” will be interpreted to include any Affiliate or successor thereto, if appropriate.
(i) “Change in Control” means any of the following, unless the Administrator provides otherwise:
i. an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company);
ii. a sale of all or substantially all of the assets of the Company, so long as in either i. or ii. above, the Company’s stockholders of record immediately prior to such transaction will, immediately after such transaction, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity; or
iii. any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter; provided, however, that no Change in Control (or any analogous term) shall be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur.
Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.
(j) “Code” means the United States Internal Revenue Code of 1986, as amended.
(k) “Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

A-2

APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
(l) “Common Stock” means the common stock, par value $0.01 per share, of the Company.
(m) “Company” means Seagen Inc., a Delaware corporation, or its successor.
(n) “Constructive Termination” means (i) there is a material reduction or change in job duties, responsibilities and requirements inconsistent with Awardee’s position with the Company and prior duties, responsibilities and requirements, provided that neither a mere change in title alone nor reassignment to a position that is substantially similar to the position held prior to the change in terms of job duties, responsibilities or requirements shall constitute a material reduction in job responsibilities; (ii) there is a reduction in Awardee’s then-current base salary by at least twenty percent (20%), provided that an across-the-board reduction in the salary level of all other employees by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction; or (iii) Awardee refuses to relocate to a facility or location more than fifty (50) miles from the Company’s current location.
(o) “Consultant” means any person rendering services to the Company or any Affiliate as an advisor or consultant.
(p) “Conversion Award” has the meaning set forth in Section 4(b)(xiii) of the Plan.
(q) “Director” means a member of the Board.
(r) “Disability” means any physical or mental disability for which an Awardee becomes eligible to receive long-term disability benefits under the Company’s or an Affiliate’s, as applicable, long-term disability plan or policy; provided, however, that for purposes of Incentive Stock Options, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code, and for purposes of an Award that constitutes non-qualified deferred compensation subject to Section 409A that provides for a distribution on, or a period or schedule that is by reference to, the Awardee’s Disability, “Disability” shall have the meaning set forth in Section 409A of the Code.
(s) “Dividend Equivalent Right” means a right to receive, in such form and on such terms as the Administrator may determine, the equivalent value of a dividend or distribution paid by the Company, if any, on one of its Shares (in cash or in Shares), that would be payable on the number of Shares subject to a Stock Unit.
(t) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate, an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.
(u) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Fair Market Value” of a Share on any given date means, unless otherwise required by Applicable Law, the fair market value of such Share as determined in good faith by the Administrator either through application of any reasonable valuation method or, in the absence of any method established under law, in practice or otherwise to be reasonable, then pursuant to the Administrator’s good faith conclusion that its valuation determination is reasonable; provided that, to the extent possible, such value shall be determined with reference to the closing price of the Company’s

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Common Stock as quoted on the applicable date on Nasdaq or the exchange or market with the greatest volume of trading in the Common Stock as of the applicable date, or if the Shares were not trading on such date, then the closing bid on the applicable date. The Administrator may make a good faith determination that it is reasonable to use one valuation method with respect one type of transaction arising under the Plan and a different valuation method with respect to another type of Plan transaction, provided that in each case the Administrator concludes that application of the particular method results in the most accurate measure of fair market value with respect thereto.
(w) “Grant Date” means, for all purposes, the date on which the Administrator makes the determination granting an Award, or such later date as is determined by the Administrator, provided that in no event shall the Grant Date be any earlier than the date of commencement of the Awardee’s employment relationship with the Company.
(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(y) “Inside Director” means a Director who is an Employee.
(z) “Nasdaq” means the Nasdaq Global Market or its successor.
(aa) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option or that fails to so qualify.
(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(cc) “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.
(dd) “Outside Director” means a Director who is not an Employee.
(ee) “Outstanding Qualified Performance-Based Compensation” means any compensation granted prior to November 3, 2017 and that is outstanding as of the date the Plan amendment became effective on May 31, 2023 and is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For the avoidance of doubt, all provisions of the Plan governing Outstanding Qualified Performance-Based Compensation that were in effect prior to the effective date of the Plan amendment on May 31, 2023 shall continue in effect with respect to the Outstanding Qualified Performance-Based Compensation, notwithstanding the elimination of such provisions from the Plan.
(ff) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
(gg) “Performance Criteria” means any such criteria as may be determined by the Administrator, including, but not limited to: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) net product sales revenue; (xiii) income or net income; (xiv) operating income or net operating income, in aggregate or per share; (xv) operating profit or net operating profit; (xvi) operating margin; (xvii) return on operating revenue; (xviii) market share; (xix) growth in stockholder value relative to the moving average of a peer group index; (xx) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxi) improvement in workforce diversity; (xxii) growth of revenue, operating income or net income; (xxiii) approval by the U.S. Food

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and Drug Administration or other regulatory body of a product candidate; (xxiv) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns); (xxv) research and development milestones; and (xxvi) any other similar criteria. The Committee may appropriately adjust any evaluation of performance to exclude any event, including, but not limited to, any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs and/or other nonrecurring charges; and (E) any gains or losses that are “unusual” in nature or occur “infrequently” under generally accepted accounting principles or discontinued operations in the Company’s financial statements.
(hh) “Plan” means this Seagen Inc. Amended and Restated 2007 Equity Incentive Plan, as may be amended from time to time.
(ii) “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
(kk) “Stock Appreciation Right” means a right granted under Section 11 to receive cash and/or Shares based on the difference between the exercise or strike price applicable to a specific number of Shares subject to the Stock Appreciation Right and the Fair Market Value of such Shares on the exercise date.
(ll) “Stock Award” means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or Performance Criteria) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
(mm) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
(nn) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
(oo) “Tax-Related Items” means U.S. federal, state and/or local taxes, and/or taxes imposed by jurisdictions outside of the United States (including, but not limited to, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax obligations, stamp taxes, and any other taxes or Tax-Related Item that may be due) required by law to be withheld, including any employer liability shifted to the Participant under the terms of the Award Agreement or otherwise.

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(pp) “Termination of Employment” shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment
(qq) “Unrestricted Pool” means a number of Shares equal to 5% of the total number of Shares reserved for issuance under the Plan.
3. Stock Subject to the Plan.
(a) Aggregate Limits. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold or issued pursuant to Awards granted under the Plan is 44,190,000 Shares. Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited (including without limitation, any such Shares having been issued under the Award to the Participant) shall be available for re-grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Notwithstanding the foregoing, the following Shares shall be counted against the maximum number of Shares available for issuance pursuant to Section 3(a) hereof and shall not be returned to the Plan: (i) Shares covered by an Award which are surrendered in payment of the Award exercise or purchase price or in satisfaction of Tax-Related Items incident to the exercise, vesting or settlement of an Award; (ii) Shares that are not issued or delivered as a result of the net exercise of an outstanding Award; or (iii) Shares that are repurchased on the open market with the proceeds of the exercise of an Option.
(b) Incentive Stock Option Limit. Subject to the provisions of Sections 3(a) and 13 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 88,380,000 Shares.
(c) Outside Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as an Outside Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Outside Director, will not exceed (i) $1,000,000 in total value or (ii) in the event such Outside Director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
4. Administration of the Plan.
(a) Procedure.
i. Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee and/or their delegates.
ii. Rule 16b-3; Section 162(m). To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3. Outstanding Qualified Performance-Based Compensation shall be administered by a Committee consisting solely of two or more Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.
iii. Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive

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Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) any other executive officer.
iv. Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
v. Nasdaq. The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.
(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
i. to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;
ii. to determine the number of Shares or amount of cash to be covered by each Award granted hereunder;
iii. to determine the type of Award to be granted to the selected Employees, Consultants and Directors;
iv. to approve forms of Award Agreements for use under the Plan;
v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may vest or be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions (subject to the minimum vesting requirements of Section 12(d) hereof), the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
vi. to determine whether and under what circumstances an Option may be settled in cash under Section 8(h) instead of Common Stock;
vii. to correct administrative errors;
viii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;
ix. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;
x. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

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xi. to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 14 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant; provided further, however, that notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may amend any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to exempt an Award from, or facilitate compliance with, Section 409A of the Code, or (D) to otherwise facilitate compliance with applicable law, to the extent such amendment is required or advisable, as determined in the sole discretion of the Company;
xii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;
xiii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xiv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
xv. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and
xvi. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

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5. Eligibility.
Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.
6. Term of Plan.
The Plan originally became effective on December 23, 2007. It shall continue in effect for a term of ten (10) years from the latest date that the stockholders of the Company approve any amendment to add shares to the Plan (provided that no Incentive Stock Option shall be granted after ten (10) years from the latest date that the Board approved any amendment to the Plan to add shares to the Plan, or if earlier, the date the stockholders of the Company approved the related amendment to add shares to the Plan), unless terminated earlier under Section 14 of the Plan.
7. Term of Award.
The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided, however, that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.
8. Options.
The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Criteria, the satisfaction of an event or condition within the control of the Awardee or within the control of others.
(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions on either and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
(b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.
ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.
iii. Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per

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Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.
(c) No Option Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 13(a) of the Plan), the exercise or strike price of an Option or Stock Appreciation Right may not be reduced without stockholder approval. Additionally, the Administrator will not have the authority to cancel any outstanding Option or Stock Appreciation Right that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.
(d) Vesting Period and Exercise Dates. Subject to Section 8(a), Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator, subject to the minimum vesting requirements set forth in Section 12(d) hereof. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such Performance Criteria as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.
(e) Form of Consideration. The Participant may pay the exercise price of an Option using any of the following forms of consideration, unless the Administrator determines not to permit such form of consideration at any time including at the time of exercise:
i. cash;
ii. check or wire transfer (denominated in U.S. Dollars);
iii. subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;
v. cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued; and also provided that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are withheld to pay the exercise price pursuant to a “net exercise,” and (B) the remaining number of whole Shares are delivered to the Participant as a result of such exercise;
vi. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or
vii. any combination of the foregoing methods of payment.

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(f) Effect of Termination on Options
i. Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment other than as a result of circumstances described in Sections 8(f)(ii) and (iii) below, any outstanding Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period; provided, however, that (A) if during any part of such period, the Option is not exercisable because the issuance of the Shares would violate the registration requirements under the Securities Act, the Option shall not expire until the Option shall have been exercisable for an aggregate of such period after the date of Termination of Employment (but in no event may the Option be exercised more than one year after the date of Termination of Employment or more than such period that would result in adverse tax consequences under Section 409A of the Code with respect to any Options that are held by Participants who are U.S. taxpayers), and (B) if on the date of such Termination of Employment, the Shares issued upon exercise of the Option may not be sold because the Awardee has material nonpublic information regarding the Company or is otherwise subject to a trading blackout period under the Company’s Insider Trading Policy, the Option shall not expire until the five month period following the date of such Termination of Employment has elapsed (but in no event may the Option be exercised more than such period that would result in adverse tax consequences under Section 409A of the Code with respect to any Options that are held by Participants who are U.S. taxpayers).
ii. Disability of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment as a result of the Awardee’s Disability, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Employment may be exercised by the Awardee until the earlier of (A) the date that is twelve (12) months following the Awardee’s Termination of Employment as a result of the Awardee’s Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.
iii. Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment as a result of the Awardee’s death or in the event of the death of an Awardee within thirty (30) days following an Awardee’s Termination of Employment, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) twelve (12) months following the Awardee’s death or (B) the expiration of the term of such Option. If an Option is held by the Awardee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Option under the Awardee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

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iv. Termination for Cause. The Administrator has the authority to cause all outstanding Options held by an Awardee to terminate immediately in their entirety upon first notification to the Awardee of the Awardee’s Termination of Employment for Cause. If an Awardee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Awardee shall be terminated for Cause, the Administrator has the authority to cause all the Awardee’s rights under all outstanding Options to be suspended during the investigation period in which event the Awardee shall have no right to exercise any outstanding Options.
v. Other Terminations of Employment. The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Awardee than that specified above.
vi. Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Awardee’s Termination of Employment from the periods set forth in Sections 8(f)(ii) and (iii) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.
(g) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
(h) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.
9. Incentive Stock Option Limitations/Terms.
(a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.
(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
(c) Transferability. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.
(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.
10. Exercise of Option.
(a) Procedure for Exercise.
i. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.
ii. An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes.
iii. An Option may not be exercised for a fraction of a Share.
(b) Rights as a Stockholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends, Dividend Equivalent Rights, or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the grant or exercise of the Option.
11. Stock Awards.
(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement measured against these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, subject to the minimum vesting requirements set forth in Section 12(d) hereof, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator, subject to the minimum vesting requirements set forth in Section 12(d).
(b) Dividend Equivalent Rights; Dividends.
i. Stock Units. Any Participant selected by the Administrator may be granted Dividend Equivalent Rights based on the dividends, if any, declared on the Shares that are subject to any Stock Unit, to be credited as of dividend payment dates, during the period between the date the Stock Unit is granted and the date the Stock Units vests or is settled, as determined by the Administrator and set forth in the applicable Award Agreement. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. To the extent Stock Units are subject to vesting conditions, any Dividend Equivalent Rights relating to Shares underlying the Stock Units shall either (A) not be paid or credited or (B) be accumulated and subject to vesting, restrictions and risk of forfeiture to the same extent as the underlying Award with respect to which such cash, stock or other property has been distributed.

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
ii. Stock Appreciation Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends, Dividend Equivalent Rights, or any other rights as a stockholder shall exist with respect to the Shares subject to a Stock Appreciation Right, notwithstanding the grant or exercise of the Stock Appreciation Right.
iii. Stock Award in the Form of Issuance of Shares. For a Stock Award in the form of the issuance of Shares that is subject to vesting, restrictions or risk of forfeiture, dividends shall be accumulated with respect to the underlying Shares and made subject to any vesting, restrictions and risk of forfeiture to which the underlying Stock Award is subject.
(c) Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.
(d) Rights as a Stockholder. Until any Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Award, except as set forth in Section 11(b) hereof.
(e) Stock Appreciation Rights.
i. General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.
ii. Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the exercise or strike price of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine), provided that the exercise or strike price must be not less than the Fair Market Value of the Shares on the Grant Date. The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.
12. Other Provisions Applicable to Awards.
(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
(b) Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount that is payable on a date or schedule that is by reference to the Awardee’s “separation from service” (as defined in Section 409A and the Guidance) shall be made before a date that is six (6) months following the date of such Awardee’s “separation from service” or, if earlier, the date of the Awardee’s death.
(c) Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or Dividend Equivalent Rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.
(d) Minimum Vesting Conditions. Notwithstanding any other provision of the Plan, no portion of an Award shall vest (including as a result of accelerated vesting) prior to the completion of one year of employment or other service with the Company or any Affiliate measured from the Grant Date of the Award; provided, however, that the minimum vesting periods set forth in this sentence shall not apply to (A) Awards relating to Shares in the Unrestricted Pool, (B) Conversion Awards or (C) Awards, the vesting of which is accelerated in connection with a Change in Control or the Participant’s Termination of Employment resulting from death or a Permanent Disability.
(e) Withholding Taxes. The Company or any Affiliate of the Company, as applicable, shall have the authority and the right to deduct or withhold, or to require a Participant to remit to the Company or one or more of its Affiliates, the amount of any Tax-Related Items concerning a Participant arising as a result of the Participant’s participation in the Plan or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate of the Company, as applicable, to satisfy such Tax-Related Items. The Company may defer making payment of an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction and neither the Company nor any Affiliate shall have any liability to any Participant for exercising the foregoing right. The Committee

2023 PROXY STATEMENT	A-15

APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, one or a combination of the following: (a) having the Participant pay an amount in cash (by check or wire transfer), (b) having the Company or Affiliate withhold from the Participant’s wages or other cash compensation; (c) having the Company withhold from the proceeds of the sale of Shares underlying an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; (d) having the Company withhold Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Company in its sole discretion, to satisfy such Tax-Related Items; (e) having the Participant deliver Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Company to avoid adverse accounting treatment under applicable accounting standards) sufficient, as determined by the Company in its sole discretion, to satisfy such Tax-Related Items; (f) requiring the Participant to repay the Company or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant's behalf, or (vii) any other method of withholding determined by the Committee that is permissible under Applicable Laws.
(f) No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable or specific tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 12(b) hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any affiliate of the Company based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Administrator with respect thereto.
(g) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the Company’s Policy for Recoupment of Incentive Compensation, adopted December 19, 2019, as may be amended and restated from time to time, and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions on an Award as the Administrator determines necessary or appropriate, including, without limitation, a reacquisition right in respect of previously-acquired Shares or other cash or property upon the occurrence of cause (as determined by the Administrator).
13. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares or other securities covered by each outstanding Award, (ii) the exercise or purchase (including repurchase) price per Share subject to each such outstanding Award and (iii) each of the Share limitations set forth in, and kind of securities reserved for issuance under, Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, spin-off, combination, reorganization, merger, recapitalization, exchange of Shares or other securities of the Company or reclassification of the Common Stock, or any other similar increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, extraordinary cash

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
dividend, or other change in the corporate structure of the Company affecting the Share or their value; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent an Award has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of the transaction. In addition, the Administrator may provide that any Company repurchase option or forfeiture applicable to any Shares purchased upon exercise of an Option or covered by a Stock Award shall lapse as to all such Shares, provided the proposed liquidation or dissolution takes place at the time and in the matter contemplated.
(c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any vesting or other restrictions on Stock Awards and/or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.
For purposes of this Section 13(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 13(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.
In the event of a Change in Control, and if an Awardee’s Awards are not assumed by the successor corporation or its parent or subsidiary and such successor does not substitute equivalent options or awards for those outstanding under the Plan and the Awardee has not experienced a Termination of Employment without Cause as of, or has experienced a Termination of Employment without Cause immediately prior to, the effective time of the Change in Control, then such Awards shall become fully vested and exercisable and/or payable as applicable, and all forfeiture or repurchase restrictions on such Awards shall lapse immediately prior to the effective time of the Change in Control. Upon, or in anticipation of, such Change in Control, the Administrator may cause any and all Awards outstanding under the Plan to terminate at a specific time in the future and shall give each Awardee the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. The Administrator shall have sole discretion to determine whether an Award has been assumed by the successor corporation or its parent or subsidiary or whether such successor has substituted equivalent awards for those outstanding under the Plan in connection with a Change in Control subject to the preceding paragraph.

2023 PROXY STATEMENT	A-17

APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
In the event of a Change in Control, if outstanding Awards are assumed or equivalent awards are substituted by the successor corporation or a parent or subsidiary of such successor corporation, and if at the time of, immediately prior to or within twelve (12) months after, the effective time of such Change in Control, an Awardee experiences a Termination of Employment without Cause or as a result of a Constructive Termination, then, as of the date of Awardee’s Termination of Employment, the vesting and exercisability of any assumed Option, or any option substituted for an Option by the successor corporation or a parent or subsidiary of such successor corporation, held by Awardee at the time of termination, and the lapse of any forfeiture or repurchase restrictions with respect to any assumed Stock Award, or any stock award substituted for a Stock Award by the successor corporation or a parent or subsidiary of such successor corporation, held by Awardee at the time of termination, shall be accelerated in full. For greater certainty, the provisions contemplated in the foregoing sentence are intended to supplement the provisions contained in any agreement governing the terms of the Awards.
14. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:
i. increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 13 of the Plan;
ii. reduce the minimum exercise prices at which Options may be granted under the Plan (as set forth in Section 8(b));
iii. result in a repricing of Options or Stock Appreciation Rights; or
iv. change the class of persons eligible to receive Awards under the Plan.
(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Award, unless (i) mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company or (ii) the amendment or suspension is required or advisable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.
15. No Right to Awards or to Employment.
No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

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APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
16. Legal Compliance.
Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
17. Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
18. Notice.
Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.
19. Governing Law; Interpretation of Plan and Awards.
(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.
(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.
(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.
(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
(e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.
(f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Washington. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

2023 PROXY STATEMENT	A-19

APPENDIX A: SEAGEN INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
20. Limitation on Liability.
The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:
(a) The Non-Issuance of Shares. The non-issuance or sale of Shares (including under Section 16 above) as to which the Company has been unable, or the Administrator deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
(b) Tax Consequences. Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.
(c) Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.
21. Unfunded Plan.
Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

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SEAGEN INC.
21823 30TH DR. SE
BOTHELL, WA 98021

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SEAGEN INC.

1. Election of Class I Directors

Nominees:	For	Against	Abstain
1a. David W. Gryska	☐	☐	☐
1b. John A. Orwin	☐	☐	☐
1c. Alpna H. Seth, Ph.D.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

The Board of Directors recommends you vote 1 YEAR for proposal 3.

The Board of Directors recommends you vote FOR proposal 4.

The Board of Directors recommends you vote FOR proposal 5.

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V10438-P84131

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SEAGEN INC.

The undersigned hereby appoints David R. Epstein and Jean I. Liu, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Seagen Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Seagen Inc. to be held at 11:00 am Pacific time on Wednesday, May 31, 2023 (the "Meeting") or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "1 YEAR" FOR PROPOSAL 3, "FOR" PROPOSAL 4 AND "FOR" PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side